--------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT


                            Dated as of July 1, 1996

                                     among


                       OLD DOMINION ELECTRIC COOPERATIVE,

                        CLOVER UNIT 2 GENERATING TRUST,

                           WILMINGTON TRUST COMPANY,

                                EPC CORPORATION

                                      and

                          UTRECHT-AMERICA FINANCE CO.


                       Clover Unit 2 Generating Facility
                                      and
                               Common Facilities


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.           DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION
                     AGREEMENT..................................................................................  1
                     SECTION 1.1.         DEFINITIONS...........................................................  1
                     SECTION 1.2.         DIRECTLY OR INDIRECTLY................................................  2

SECTION 2.           PARTICIPATION; CLOSING DATE; TRANSACTION COSTS.............................................  2
                     SECTION 2.1.         AGREEMENTS TO PARTICIPATE.............................................  2
                     SECTION 2.2.         CLOSING DATE; PROCEDURE FOR PARTICIPATION.............................  3
                     SECTION 2.3.         OWNER PARTICIPANT'S INSTRUCTIONS TO THE OWNER TRUSTEE.................  5
                     SECTION 2.4.         TRANSACTION COSTS.....................................................  5

SECTION 3.           REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS.........................................  5
                     SECTION 3.1.         REPRESENTATIONS AND WARRANTIES OF THE OWNER TRUSTEE AND THE
                                          TRUST COMPANY.........................................................  5
                     SECTION 3.2.         REPRESENTATIONS AND WARRANTIES OF THE OWNER PARTICIPANT...............  7
                     SECTION 3.3.         REPRESENTATIONS AND WARRANTIES OF OLD DOMINION........................  8
                     SECTION 3.4.         REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH ORIGINAL LENDER.... 14
                     SECTION 3.5.         REPRESENTATIONS AND WARRANTIES OF THE AGENT........................... 14
                     SECTION 3.6.         REPRESENTATIONS AND WARRANTIES OF THE FACILITY OWNER.................. 15

SECTION 4.           CLOSING CONDITIONS......................................................................... 16
                     SECTION 4.1.         OPERATIVE DOCUMENTS................................................... 16
                     SECTION 4.2.         EQUITY INVESTMENT; LOANS.............................................. 17
                     SECTION 4.3.         EQUITY COLLATERAL..................................................... 17
                     SECTION 4.4.         PAYMENT UNDERTAKING................................................... 17
                     SECTION 4.5.         CERTIFIED COPIES...................................................... 17
                     SECTION 4.6.         CORPORATE DOCUMENTS................................................... 17
                     SECTION 4.7.         NO DEFAULTS........................................................... 17
                     SECTION 4.8.         NO THREATENED PROCEEDINGS............................................. 17
                     SECTION 4.9.         CONSENTS.............................................................. 18
                     SECTION 4.10.        GOVERNMENTAL ACTIONS.................................................. 18
                     SECTION 4.11.        INSURANCE............................................................. 18
                     SECTION 4.12.        ENGINEERING REPORT.................................................... 18
                     SECTION 4.13.        SURVEY................................................................ 19
                     SECTION 4.14.        APPRAISAL............................................................. 19
                     SECTION 4.15.        INVESTMENT BANKING OPINION............................................ 19
                     SECTION 4.16.        OPINION WITH RESPECT TO CERTAIN TAX ASPECTS........................... 19
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                                                    i

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
                     SECTION 4.17.        OPINION OF COUNSEL.................................................... 19
                     SECTION 4.18.        RECORDINGS AND FILINGS................................................ 19
                     SECTION 4.19.        INTENTIONALLY LEFT BLANK.............................................. 20
                     SECTION 4.20.        CHANGE IN LAW......................................................... 20
                     SECTION 4.21.        QUALIFIED INTERMEDIARY EXCHANGE AGREEMENTS............................ 20
                     SECTION 4.22.        GUARANTY AGREEMENT.................................................... 20
                     SECTION 4.23.        PURCHASE AGREEMENT.................................................... 20

SECTION 5.           CERTAIN COVENANTS OF THE OWNER PARTICIPANT................................................. 20
                     SECTION 5.1.         RESTRICTIONS ON TRANSFER OF BENEFICIAL INTEREST....................... 20
                     SECTION 5.2.         OWNER PARTICIPANT'S LIENS............................................. 21
                     SECTION 5.3.         AMENDMENTS OR REVOCATION OF TRUST AGREEMENT........................... 22
                     SECTION 5.4.         FACILITY OWNER; TRUST ESTATE.......................................... 22
                     SECTION 5.5.         APPOINTMENT OF SUCCESSOR OWNER TRUSTEE OR CO-TRUSTEES................. 22

SECTION 6.           COVENANTS OF THE TRUST COMPANY, THE OWNER TRUSTEE AND THE FACILITY OWNER................... 22
                     SECTION 6.1.         COMPLIANCE WITH THE TRUST AGREEMENT................................... 22
                     SECTION 6.2.         FACILITY OWNER'S LIENS................................................ 23
                     SECTION 6.3.         AMENDMENTS TO OPERATIVE DOCUMENTS..................................... 23
                     SECTION 6.4.         TRANSFER OF THE FACILITY OWNER'S UNIT 2 INTEREST...................... 23
                     SECTION 6.5.         FACILITY OWNER; TRUST ESTATE.......................................... 23
                     SECTION 6.6.         LIMITATION ON INDEBTEDNESS AND ACTIONS................................ 23
                     SECTION 6.7.         CHANGE OF LOCATION.................................................... 23
                     SECTION 6.8.         ASSIGNMENT OF PAYMENT UNDERTAKING AGREEMENT........................... 24

SECTION 7.           COVENANTS OF OLD DOMINION.................................................................. 24
                     SECTION 7.1.         MAINTENANCE OF CORPORATE EXISTENCE.................................... 24
                     SECTION 7.2.         MERGER, CONSOLIDATION, SALE OF ASSETS................................. 24
                     SECTION 7.3.         NOTICE OF CHANGE IN ADDRESS OR NAME................................... 25
                     SECTION 7.4.         EXERCISE OF EARLY PURCHASE OPTION UNDER POLLUTION CONTROL ASSETS
                                          LEASE................................................................. 25
                     SECTION 7.5.         DELIVERY OF FINANCIAL STATEMENTS AND NO DEFAULT CERTIFICATE........... 25
                     SECTION 7.6.         EQUITY SECURITY DEPOSIT............................................... 26
                     SECTION 7.7.         INTENTIONALLY LEFT BLANK.............................................. 26
                     SECTION 7.8.         SURETY BOND........................................................... 26
                     SECTION 7.9.         QUALIFYING LETTER OF CREDIT........................................... 27
                     SECTION 7.10.        INFORMATION CONCERNING CLOVER UNIT 2.................................. 27
                     SECTION 7.11.        FURTHER ASSURANCES.................................................... 28
                     SECTION 7.12.        AMENDMENT OF CERTAIN DOCUMENTS........................................ 28
                     SECTION 7.13.        LOAN CERTIFICATES..................................................... 28
                     SECTION 7.14.        POST-TERM ARRANGEMENTS................................................ 28

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

SECTION 8.           OLD DOMINION'S INDEMNIFICATIONS............................................................ 29
                     SECTION 8.1.         GENERAL INDEMNITY..................................................... 29
                     SECTION 8.2.         GENERAL TAX INDEMNITY................................................. 34
                     SECTION 8.3.         SURVIVAL.............................................................. 44

SECTION 9.           OLD DOMINION'S RIGHT OF QUIET ENJOYMENT.................................................... 44

SECTION 10.          SUPPLEMENTAL FINANCING; LOAN PREPAYMENTS AND REFINANCINGS.................................. 44
                     SECTION 10.1.        FINANCING MODIFICATIONS............................................... 44
                     SECTION 10.2.        OPTIONAL REFINANCING OF THE SERIES A LOAN CERTIFICATE................. 46
                     SECTION 10.3.        FINANCING AND REFINANCING COSTS....................................... 48

SECTION 11.          CONVEYANCE OF TITLE TO RETAINED ASSETS..................................................... 48

SECTION 12.          SPECIAL EQUITY REMEDY...................................................................... 50

SECTION 13.          AGREEMENTS CONCERNING PAYMENT UNDERTAKING AGREEMENT........................................ 51
                     SECTION 13.1.        AGREEMENT CONCERNING DATES IN PAYMENT UNDERTAKING AGREEMENT........... 51
                     SECTION 13.2.        PAYMENT OF EXCESS AMOUNTS............................................. 51
                     SECTION 13.3.        PAYMENT DIRECTION BY FACILITY OWNER................................... 51

SECTION 14.          MISCELLANEOUS.............................................................................. 52
                     SECTION 14.1.        CONSENTS.............................................................. 52
                     SECTION 14.2.        BANKRUPTCY OF TRUST ESTATE............................................ 52
                     SECTION 14.3.        AMENDMENTS AND WAIVERS................................................ 52
                     SECTION 14.4.        NOTICES............................................................... 52
                     SECTION 14.5.        SURVIVAL.............................................................. 54
                     SECTION 14.6.        SUCCESSORS AND ASSIGNS................................................ 54
                     SECTION 14.7.        BUSINESS DAY.......................................................... 55
                     SECTION 14.8.        GOVERNING LAW......................................................... 55
                     SECTION 14.9.        SEVERABILITY.......................................................... 55
                     SECTION 14.10.       COUNTERPARTS.......................................................... 55
                     SECTION 14.11.       HEADINGS AND TABLE OF CONTENTS........................................ 55
                     SECTION 14.12.       LIMITATIONS OF LIABILITY.............................................. 55
                     SECTION 14.13.       CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY...................... 56
                     SECTION 14.14.       FURTHER ASSURANCES.................................................... 57
                     SECTION 14.15.       EFFECTIVENESS......................................................... 57
                     SECTION 14.16.       MEASURING LIFE........................................................ 57

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Attachments to Participation Agreement:

Appendix A       -         Definitions

Schedule 1       -         Transaction Costs
Schedule 2       -         Recordings and Filings
Schedule 3       -         Equity Exposure Amounts
Exhibit A        -         Intentionally Omitted
Exhibit B        -         Form of Trust Agreement
Exhibit C        -         Form of Head Equipment Agreement
Exhibit D        -         Form of Head Foundation Agreement
Exhibit E        -         Form of Ground Lease and Sublease
Exhibit F        -         Form of Clover Agreements Assignment
Exhibit G        -         Form of Operating Equipment Agreement
Exhibit H        -         Form of Operating Foundation Agreement
Exhibit I        -         Form of Loan Agreement
Exhibit J        -         Form of Leasehold Mortgage
Exhibit K        -         Form of Payment Undertaking Agreement
Exhibit L        -         Form of Payment Undertaking Pledge Agreement
Exhibit M        -         Form of Equity Security Pledge Agreement
Exhibit N        -         Form of Investment Agreement
Exhibit O        -         Form of Investment Agreement Pledge Agreement
Exhibit P        -         Form of Assumption Agreement
Exhibit Q        -         Form of Guaranty
Exhibit R        -         Form of Surety Bond
Exhibit S        -         Form of Subordinated Mortgage
Exhibit T        -         Form of Subordinated Security Agreement
Exhibit U        -         Form of Operating Agency Agreement
Exhibit V        -         Form of Assignment and Acceptance of
                           Replacement Property Contract
Exhibit W        -         Form of Old Dominion Agreement
                           with Qualified Intermediary
Exhibit X        -         Form of Notice of Assignment of Replacement
                           Property Contract
Exhibit Y        -         Form of Direction of Transfer
Exhibit Z        -         Form of Reassignment and Reacceptance of
                           Replacement Property Contract




                                       iv


                            PARTICIPATION AGREEMENT

         This PARTICIPATION AGREEMENT, dated as of July 1, 1996 (this "Participation Agreement" or this "Agreement"), among (i) OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (herein together with its successors and assigns, called "Old Dominion"), (ii) CLOVER UNIT 2 GENERATING TRUST, a Delaware business trust (herein together with its successors and assigns called the "Facility Owner") created pursuant to the Trust Agreement (as hereinafter defined), (iii) EPC CORPORATION, a Delaware corporation, as Owner Participant (herein in such capacity, together with its successors and assigns, called the "Owner Participant"), (iv) WILMINGTON TRUST COMPANY, not in its individual capacity, except as specifically provided herein, but solely as trustee under the Trust Agreement (herein in its capacity as trustee under the Trust Agreement, together with its successors and assigns, called the "Owner Trustee" and herein in its individual capacity, together with its successors and assigns, called the "Trust Company") and (v) UTRECHT-AMERICA FINANCE CO., a Delaware corporation, as the Series A Lender and initial Series B Lender (herein in such capacity, together with its successors and assigns, called the "Original Lenders") and as Agent for the Lenders (herein in such capacity, together with its successors and assigns, called the "Agent").


                                   WITNESSETH:

         WHEREAS, concurrently with the execution and delivery of this Participation Agreement, the Owner Participant has entered into the Trust Agreement, pursuant to which the Facility Owner agrees, among other things and subject to the terms and conditions thereof and hereof, to lease the Ground Interest from Old Dominion pursuant to the Ground Lease and Sublease and to acquire the Equipment Interest and the Foundation Interest for a term of years from Old Dominion pursuant to the Head Equipment Agreement and the Head Foundation Agreement, respectively, and concurrently therewith sublease such Ground Interest to Old Dominion under the Ground Lease and Sublease and convey the use and possession of the Equipment Interest and Foundation Interest to Old Dominion for a term of years under the Operating Equipment Agreement and the Operating Foundation Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1.        DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION
                  AGREEMENT

         SECTION 1.1. DEFINITIONS. The capitalized terms used in this Participation Agreement (including the foregoing recitals) and not otherwise defined herein shall have the respective meanings specified in Appendix A hereto.

         SECTION 1.2. DIRECTLY OR INDIRECTLY. Where any provision in this Participation Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.


SECTION 2.        PARTICIPATION; CLOSING DATE; TRANSACTION COSTS

         SECTION 2.1. AGREEMENTS TO PARTICIPATE. Subject to the terms and conditions of this Agreement, and in reliance on the agreements, representations and warranties made herein, the parties agree to participate in the transactions described in this Section 2.1 on the Closing Date as follows:

                  (1) The Owner Participant agrees to make an Equity Investment in the Facility Owner in an amount equal to (a) the Owner Participant's Commitment and (b) an amount sufficient to pay the Transaction Costs which the Facility Owner is responsible to pay pursuant to Section 2.4(a) hereof. The Equity Investment in the Facility Owner equal to the Owner Participant's Commitment may be made by paying that amount to, or at the direction of, the Qualified Intermediary for the purposes described in clause (7) of this Section 2.1.

                  (2) Subject to the rights of Virginia Power under the Clover Agreements and the Lien of the Old Dominion Indenture, Old Dominion agrees to convey the Equipment Interest and Foundation Interest to the Facility Owner for a term of years, the Facility Owner agrees to accept such conveyance of the Equipment Interest and the Foundation Interest from Old Dominion, and each agrees to execute and deliver the Head Equipment Agreement, the Head Foundation Agreement, the Operating Agency Agreement and the Clover Agreements Assignment.

                  (3) Subject to the rights of Virginia Power under the Clover Agreements and the Lien of the Old Dominion Indenture, the Facility Owner agrees to convey the use and possession of the Equipment Interest and the Foundation Interest to Old Dominion for a term of years, Old Dominion agrees to accept such conveyance of the Equipment Interest and the Foundation Interest from the Facility Owner and each agrees to execute and deliver the Operating Equipment Agreement and the Operating Foundation Agreement.

                  (4) Subject to the rights of Virginia Power under the Clover Agreements and the Lien of the Old Dominion Indenture, Old Dominion agrees to lease the Ground Interest to the Facility Owner, the Facility Owner agrees to sublease the Ground Interest to Old Dominion and each agrees to execute and deliver the Ground Lease and Sublease.

                  (5) The Original Lenders agree to enter into the Loan Agreement and make non-recourse secured loans to fund a portion of the Head Equipment Agreement Consideration and the Head Foundation Agreement Consideration payable on the Closing Date equal to their respective Loan Commitments.



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




                  (6) The Facility Owner agrees to enter into the Loan Agreement and issue Loan Certificates to the Original Lenders in the aggregate principal amount equal to their respective Loan Commitments.

                  (7) The Facility Owner agrees to pay an amount equal to the funds received from the Owner Participant and the Original Lenders pursuant to clauses (1)(a) and (5), respectively, of this Section 2.1 to or at the direction of the Qualified Intermediary who will use those funds to pay on the Closing Date all Head Equipment Agreement Consideration and Head Foundation Agreement Consideration, due under the Head Equipment Agreement and the Head Foundation Agreement, respectively.

                  (8) Old Dominion agrees to pledge certain obligations and deposits and to furnish surety bonds to the Facility Owner to secure or otherwise support its obligations under the Operating Equipment Agreement and the Operating Foundation Agreement.

                  (9) The Owner Participant and Old Dominion agree to enter into the Tax Indemnity Agreement.

                  (10) The Owner Participant agrees to pay all Transaction Costs payable by it pursuant to Section 2.4(a) hereof.

                  (11) The Series A Lender agrees to pay the Transaction Costs described in clause (vi) of the definition thereof.

                  (12) The initial Series B Lender agrees to sell the Series B Loan Certificate to AMBAC Indemnity pursuant to the Series B Loan Certificate Purchase Agreement.

         SECTION 2.2.      CLOSING DATE; PROCEDURE FOR PARTICIPATION.

         (a) CLOSING DATE. The closing of the transactions contemplated hereby (the "Closing") shall take place at 10:00 a.m., New York City time, on the Scheduled Closing Date or such other date as the parties hereto shall mutually agree (the "Closing Date"), at the offices of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York 10103.

         (b) PROCEDURES FOR FUNDING. Unless the Closing Date shall have been postponed pursuant to Section 2.2(c), the Owner Participant and the Original Lenders shall make the amount of their Commitments available to the Facility Owner not later than 10:00 a.m., New York City time, on the Scheduled Closing Date, by transferring or delivering such amount, in funds immediately available on such Closing Date to the Facility Owner in accordance with the applicable wire transfer instructions delivered prior to the Scheduled Closing Date.




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



         (c) POSTPONEMENT OF THE CLOSING. The Scheduled Closing Date may be postponed from time to time for any reason if Old Dominion gives the Owner Participant, the Facility Owner, the Owner Trustee, the Original Lenders and the Agent telex, telegraphic, facsimile or telephonic (confirmed in writing) notice of such postponement and notice of the date to which the Closing has been postponed, such notice of postponement to be received by each party no later than 10:00 a.m., New York City time, on the original Scheduled Closing Date. If, prior to receipt of a postponement notice under this Section 2.2(c), any Participant shall have provided funds in accordance with Section 2.2(b), such funds shall be returned to such Participant, as soon as reasonably practicable but in no event later than the Business Day following the Scheduled Closing Date, unless such Participant shall have otherwise directed. All funds made available pursuant to Section 2.2(b) will be held by the Facility Owner in trust for the Participant who provided such funds and shall not be part of the Collateral or the Trust Estate, shall be invested by the Facility Owner in accordance with clause (d) below and such funds shall remain the sole property of such Participant unless and until applied to pay the Head Equipment Agreement Consideration, Head Foundation Agreement Consideration or Transaction Costs or returned to the applicable Participant, as provided in this Agreement.

         (d) INVESTMENT OF FUNDS. If on the Scheduled Closing Date a Participant has made its Commitment available to the Facility Owner in accordance with
Section 2.2(b), the Closing does not occur on such date and the Facility Owner is unable to return such funds to the Participants who made them available, the Facility Owner shall, subject to Section 2.2(c) above, use reasonable efforts to invest such funds from time to time at Old Dominion's expense and risk in Permitted Investments or repurchase agreements backed by U.S. government securities until such funds can be returned to the Participants. If on the Scheduled Closing Date a Participant has made its Commitment available to the Facility Owner in accordance with Section 2.2(b), the Closing does not occur on such date and the Facility Owner has not returned such funds to any Participant who made them available on or before 1:00 p.m., New York City time, on such date, then Old Dominion shall reimburse such Participant for loss of use of such funds at the Applicable Rate for each day, from and including the day that such were made available to the Facility Owner by such Participant to but excluding the earlier of (i) the day that such funds have been returned to such Participant pursuant to Section 2.2(c) (funds received by any Participant after 1:00 p.m. of any day shall be deemed to be returned on the next succeeding Business Day) and (ii) the Closing Date. Subject to payment for the account of the relevant Participant of any reimbursement for loss of use of funds due to it at the Applicable Rate, any net gain realized on the investment of such funds (including interest) shall be paid to Old Dominion by the Facility Owner on the earlier of (i) the date such funds are returned to the Participants pursuant to
Section 2.2(c) and (ii) the Closing Date. The Facility Owner shall not be liable for any interest on or loss resulting from such investments and, if such funds are utilized to pay Head Equipment Agreement Consideration and Head Foundation Agreement Consideration or Transaction Costs on the Closing Date, Old Dominion shall reimburse the Facility Owner for any net loss realized on the investment of such funds. Old Dominion shall reimburse the Participants on the Closing Date for any net loss realized on the investments of such funds. In order to obtain funds for payment of the Head Equipment Agreement Consideration, Head Foundation Agreement Consideration or Transaction Costs or to return funds made available to the Facility Owner by any Participant, the Facility Owner is authorized to sell any investments or obligations purchased as aforesaid.

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         (e) EXPIRATION OF COMMITMENTS.  The obligation of the Owner Participant to make its Equity Investment and the obligations of the Original Lenders to make the Loans shall expire at 11:59 p.m., New York City time, on July 31, 1996. If the Closing Date has not occurred on or before July 31, 1996, the parties hereto shall have no obligation to consummate the transactions contemplated under this Agreement.

         SECTION 2.3. OWNER PARTICIPANT'S INSTRUCTIONS TO THE OWNER TRUSTEE. The Owner Participant agrees that the making available to the Facility Owner of the amount of its Commitment in accordance with the terms of Section 2.2 shall constitute, without further act, authorization and direction by the Owner
Participant to the Owner Trustee, subject, on the Closing Date, to the conditions set forth in Section 4 having been fulfilled to the satisfaction of the Owner Participant or waived by the Owner Participant, to take the actions specified in Article III of the Trust Agreement.

         SECTION 2.4.      TRANSACTION COSTS.

         (a) If the transactions contemplated by this Participation Agreement are consummated, the Owner Participant will promptly pay all Transaction Costs identified on or prior to the Closing Date and payable to the Persons identified on Schedule 1 hereto. Following the Closing Date, the Facility Owner will promptly pay with funds provided by the Owner Participant, all Transaction Costs referred to in clauses (ii), (v), (vii), (viii), (ix), (x) and (xii) of the definition of Transaction Costs identified following the Closing Date, the Series A Lender will pay all Transaction Costs referred to in clause (vi) of the definition of Transaction Costs identified following the Closing Date and Old Dominion will pay all other Transaction Costs.

         (b) Following the Closing Date, Old Dominion will be responsible for, and will pay as Supplemental Payment, the annual administration fees, if any, and expenses of the Owner Trustee under the Trust Agreement.


SECTION 3.        REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF THE OWNER TRUSTEE AND THE TRUST COMPANY. The Trust Company and the Owner Trustee hereby severally, represents and warrants that, as of the Closing Date:

         (a) the Trust Company is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority, as Owner Trustee and/or in its individual capacity to the extent expressly provided herein or in the Trust Agreement, to enter into and perform its obligations under the Trust Agreement and assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant, this Agreement and each of the other Operative Documents to which it is a party;

         (b) (i) the Trust Agreement has been duly authorized, executed and delivered by the Trust Company and (ii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Trust Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (c) (i) this Agreement has been duly authorized, executed and delivered by the Owner Trustee, and (ii) assuming the due authorization, execution and delivery of this Agreement by each party hereto other than the Owner Trustee and the Trust Company, this Agreement constitutes a legal, valid and binding obligation of the Trust Company and the Owner Trustee, enforceable against the Trust Company or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (d) (i) each of the Operative Documents to which the Facility Owner is a party has been duly authorized, executed and delivered by the Owner Trustee on behalf of the Facility Owner, and (ii) assuming the due authorization, execution and delivery of each of the Operative Documents by each party thereto other than the Facility Owner, each of the Operative Documents to which the Facility Owner is a party constitutes a legal, valid and binding obligation of the Facility Owner, enforceable against the Facility Owner in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (e) the execution and delivery by the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Agreement, this Agreement and the other Operative Documents to which it is a party, the consummation by the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, of the transactions contemplated hereby and thereby, and the compliance by the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, with the terms and provisions hereof and thereof, do not and will not contravene any Applicable Law of the United States of America or the State of Delaware governing the Trust Company or the banking or trust powers of the Trust Company, or the Trust Agreement, or its organizational documents or by-laws, or contravene the provisions of, or constitute a default by the Trust Company under, or result in the creation of any Facility Owner's Lien upon the Trust Estate or any indenture, mortgage or other material contract, agreement or instrument to which the Trust Company is a party or by which the Trust Company or its property is bound; PROVIDED, HOWEVER, that no representation is made with respect to the right, power or authority of the Trust Company or the Owner Trustee to act as operator of Clover Unit 2 following an Event of Default;

         (f) no authorization or approval or other action by, and no notice to or filing with, any Governmental Entity is required for the due execution, delivery or performance by the Trust Company or the Owner Trustee, as the case may be, of the Trust Agreement, this Agreement or the other Operative Documents to which the Facility Owner is a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given;

         (g) there is no pending or, to the knowledge of the Trust Company, threatened action, suit, investigation or proceeding against the Trust Company either in its individual capacity or as Owner Trustee, before any Governmental Entity which, if determined adversely to it, would materially adversely affect the ability of the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under the Trust Agreement, this Agreement or the other Operative Documents to which it is a party; and

         (h) the Facility Owner's right, title and interest in and to the Trust Estate is free of any Facility Owner's Liens attributable to the Trust Company.

         SECTION 3.2. REPRESENTATIONS AND WARRANTIES OF THE OWNER PARTICIPANT. The Owner Participant represents and warrants that, as of the Closing Date:

         (a) the Owner Participant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement, the Trust Agreement, the Tax Indemnity Agreement and the Operating Agency Agreement;

         (b) this Agreement, the Trust Agreement and the Tax Indemnity Agreement have been duly authorized, executed and delivered by the Owner Participant and assuming the due authorization, execution and delivery by each other party thereto, constitute the legal, valid and binding obligations of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (c) the execution and delivery by the Owner Participant of this Agreement, the Trust Agreement, the Tax Indemnity Agreement and the Operating Agency Agreement, the consummation by the Owner Participant of the transactions contemplated hereby and thereby, and compliance by the Owner Participant with the terms and provisions hereof and thereof, do not and will not contravene any federal or Delaware Applicable Law binding on the Owner Participant, or its articles of incorporation or by-laws, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than any Lien created under any Operative Document) upon the Trust Estate under any indenture, mortgage or other material contract, agreement or instrument to which the Owner Participant is a party or by which the Owner Participant or its property is bound (it being understood that no representation or warranty is being made as to any Applicable Laws relating to Clover Unit 2 or the Clover Real Estate);

         (d) no authorization or approval or other action by, and no notice to or filing with, any federal or Delaware Governmental Entity is required for the due execution, delivery or performance by the Owner Participant of this Agreement, the Trust Agreement, the Tax Indemnity Agreement or the Operating Agency Agreement, other than any authorization or approval or other action or notice or filing as has been duly obtained, taken or given other than the filing of the Form U-7D with the Securities and Exchange Commission within 30 days after the Closing Date (it being understood that no representation or warranty is being made as to any Applicable Laws relating to Clover Unit 2 or the Clover Real Estate);

         (e) there is no pending or, to the knowledge of the Owner Participant, threatened action, suit, investigation or proceeding against the Owner Participant before any Governmental Entity which, if determined adversely to it, would materially adversely affect the Owner Participant's ability to perform its obligations under this Agreement, the Trust Agreement, the Tax Indemnity Agreement or the Operating Agency Agreement;

         (f)  the Trust Estate is free of any Owner Participant's Liens;

         (g) no part of the funds to be used by the Owner Participant to make its investment pursuant to this Agreement, directly or indirectly, constitutes or is deemed to constitute assets (within the meaning of ERISA and any applicable rules and regulations thereunder) of any Plan;

         (h) the Owner Participant is purchasing the Beneficial Interest to be acquired by it for its own account with no present intention of distributing such Beneficial Interest or any part thereof in any manner which would require registration under the Securities Act, but without prejudice, however, to the right of the Owner Participant at all times to sell or otherwise dispose of all or any part of such Beneficial Interest under a registration statement under the Securities Act or under an exemption from such registration available under such Act; and

         (i) no Event of Loss of the type referred to in clause (iv) or (vi) of the definition of Event of Loss has occurred or is continuing.

         SECTION 3.3. REPRESENTATIONS AND WARRANTIES OF OLD DOMINION. Old Dominion represents and warrants that, as of the Closing Date:

         (a) Old Dominion is a wholesale power supply cooperative duly organized, validly existing, and in good standing under the laws of the Commonwealth of Virginia, is duly licensed or qualified and in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its financial condition, business or operations or its ability to enter into and perform its obligations under this Agreement or any of the other Operative Documents to which it is a party, and has the corporate power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party;

         (b) this Agreement, the Clover Agreements and each of the other Operative Documents to which it is a party have been duly authorized, executed and delivered by Old Dominion and, assuming the due authorization, execution and delivery by each other party thereto, constitute the legal, valid and binding obligations of Old Dominion, enforceable against Old Dominion in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (c) the execution, delivery and performance by Old Dominion of this Agreement and each of the other Operative Documents to which it is a party, the consummation by Old Dominion of the transactions contemplated hereby and thereby, and compliance by Old Dominion with the terms and provisions hereof and thereof, do not and will not contravene any Applicable Law binding on Old Dominion or its property, or its certificate of incorporation or by-laws, or constitute a default by Old Dominion under, or result in the creation of any Lien (except for Permitted Liens) upon the property of Old Dominion or any indenture, mortgage or other material contract, agreement or instrument to which Old Dominion is a party (including the Clover Agreements, the Old Dominion Indenture, the Pollution Control Assets Lease Documents or the Clover 1 Documents) or by which Old Dominion or any of its property is bound;

         (d) the execution, delivery and performance by the Transaction Parties of this Agreement, each of the other Operative Documents to which any of them is a party and the Operating Agency Agreement, the consummation by the Transaction Parties of the transactions contemplated hereby or thereby, and compliance by the Transaction Parties with the terms and provisions hereof and thereof do not and will not contravene the provisions of any indenture, mortgage or other material contract, agreement or instrument to which Old Dominion is a party (including the Clover Agreements, the Old Dominion Indenture, the Pollution Control Assets Lease Documents or the Clover 1 Documents) or by which Old Dominion or any of its property is bound;

         (e) no authorization or approval or other action by, and no notice to or filing with, any Governmental Entity is required (A) for the due execution, delivery or performance by Old Dominion of this Agreement, the other Operative Documents to which it is a party or the Operating Agency Agreement or (B) to be obtained by Old Dominion, the Owner Trustee, the Facility Owner or the Owner Participant with respect to the use, occupancy, possession, operation, maintenance, ownership, lease, alteration or repair of Clover Unit 2 prior to termination of the Term of the Operating Equipment Agreement or the Operating Foundation Agreement in accordance with the Operative Documents, or, without regard to any other transactions of the Owner Participant, the Owner Trustee or the Facility Owner and assuming that neither the Owner Participant, the Owner Trustee, the Facility Owner or any Affiliate of any of them is an "electric utility" or a "public utility" or a "public utility holding company" under any Applicable Law immediately prior to the Closing, with respect to the participation by the Owner Trustee, the Facility Owner or the Owner Participant in the transactions contemplated by this Agreement and the other Operative Documents, other than those which have already been duly obtained and other than
(i) the FERC Orders and the Virginia  Commission Order which have been obtained,
(ii) the filing by the Owner Participant, Owner Trustee and the Facility

Owner of a Form U-7D with the Securities and Exchange Commission under Rule 7(d) of the Holding Company Act, (iii) as may be required in connection with any refinancing of the Loan Certificates or the issuance of Additional Loan Certificates, (iv) as may be required under Applicable Law providing for the supervision or regulation of the Owner Participant, the Owner Trustee or the Facility Owner as a result of investing, lending or other commercial activity in which the Owner Participant, the Owner Trustee or the Facility Owner is or may be engaged other than the transactions contemplated hereby or by any of the other Operative Documents, (v) as may be required with respect to the Owner Participant, the Owner Trustee or the Facility Owner as a result of investing, lending or other commercial activity in which the Owner Participant, the Owner Trustee or the Facility Owner is or may be engaged other than the transactions contemplated hereby or by any of the other Operative Documents, (vi) as may be required under existing Applicable Laws to be obtained, given, accomplished or renewed at any time after the Closing Date or from time to time after the Closing Date in connection with the maintenance or operation of Clover Unit 2 and which are routine in nature or which cannot be obtained, or are not normally applied for, prior to the time they are required, and which Old Dominion has no reason to believe will not be timely obtained, (vii) as may be required in consequence of any transfer of ownership of the Trust Estate by the Facility Owner or any relinquishment of use or operation of Clover Unit 2 by Old Dominion or (viii) as may be required under any Applicable Law enacted or adopted after the date hereof;

         (f) no approval or consent of Virginia Power (except as have been obtained), the Pollution Control Assets Lessor, the Indenture Trustee or any holders of Old Dominion's Bonds is required in connection with the transactions contemplated by the Operative Documents;

         (g) neither (i) consummation of the transactions to be consummated on the Closing Date, (ii) except as provided in Sections 6.2 and 6.3 of the Head Equipment Agreement and Sections 6.2 and 6.3 of the Head Foundation Agreement, the exercise by Old Dominion of the Purchase Option and the Foundation Purchase Option or the Service Contract Option on the Expiration Date nor (iii) any transfer of the Beneficial Interest in accordance with Section 5.1 or 12 hereof prior to termination of the Operating Equipment Agreement or the Operating Foundation Agreement nor (iv) the execution and delivery of the Operating Agency Agreement, gives rise, or will give rise, to a right by Virginia Power of first refusal, or right to consent, under Section 15.02 or 15.03 of the Clover Operating Agreement or Section 17.02 or 17.03 of the Clover Ownership Agreement;

         (h) there is no pending or, to the knowledge of Old Dominion, threatened action, suit, investigation or proceeding against Old Dominion before any Governmental Entity which, if determined adversely to it, would materially adversely affect Old Dominion's financial condition, business or operations or its ability to perform its obligations hereunder, under the other Operative Documents to which it is a party or under the Operating Agency Agreement;

         (i) the  insurance  (including  all related  endorsements)  required by
Section 11 of the Operating Equipment Agreement and Section 11 of the Operating Foundation Agreement is in full force and effect and all premiums thereon are current;

         (j) the chief executive office and principal place of business of Old Dominion and the office where Old Dominion will keep its corporate records concerning Clover Unit 2, the Clover Real Estate and the Operative Documents is located at Henrico County, Virginia;

         (k) no Event of Default, Event of Loss (other than an Event of Loss referred to in clause (iv) or clause (vi) of the definition of Event of Loss) or event that with the passage of time or giving of notice or both would constitute an Event of Default or Event of Loss (other than an Event of Loss referred to in clause (iv) or clause (vi) of the definition of Event of Loss) has occurred and is continuing;

         (l) no event of default or event of loss has occurred and is continuing under the Pollution Control Assets Lease, the Clover 1 Foundation Operating Lease or the Clover 1 Equipment Operating Lease;

         (m) no event of default has occurred and is continuing under the Old Dominion Indenture;

         (n) Old Dominion is not an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940;

         (o) neither Old Dominion nor anyone authorized by it has directly or indirectly offered or sold any interest in the Beneficial Interest or the Loans or any part thereof, or in any similar security or lease, or in any security or lease the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest or the Loans or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act. The representation and warranty in the preceding sentence is made by Old Dominion in reliance upon, and is subject to the accuracy of, the representation and warranty made by the Owner Participant in Section 3.2(h) hereof and the representation and warranty made by the Original Lenders in
Section 3.4(ii) hereof;

         (p) Old Dominion is not in default in any respect, and no condition exists that with notice or lapse of time or both would constitute a default in any respect, under the Clover Agreements or any mortgage, indenture or other material contract, agreement or instrument to which Old Dominion is a party or by which Old Dominion or its property is bound, in any such case where any such default, individually or in the aggregate, could reasonably be expected to have a material adverse effect on (i) its financial condition, business or operations or (ii) its ability to enter into and perform its obligations under this Agreement or any other Operative Document;

         (q) the Unit 2 Equipment and the Unit 2 Foundation are located on the Real Property and the Common Facilities are located on the Clover Real Estate;

         (r) Old Dominion has (i) good and valid title, as a tenant-in-common with Virginia Power to the Retained Assets free and clear of all Liens other than Permitted Liens, (ii) a valid leasehold interest, to the extent of a 50% undivided interest, in the Pollution Control Assets free and clear of all Liens other than Permitted Liens, and (iii) good and marketable title as a tenant-in-common with Virginia Power in the Clover Real Estate;

         (s) the Head Equipment Agreement and the Head Foundation Agreement create valid leasehold interests in favor of the Facility Owner in the Equipment Interest and the Foundation Interest, respectively, under the laws of the Commonwealth of Virginia;

         (t) assuming that the Facility Owner maintains possession and control over the Collateral (as defined in the Equity Security Pledge Agreement) in accordance with the applicable provisions of the Uniform Commercial Code, the Equity Security Pledge Agreement creates a valid and perfected security interest in such Collateral as contemplated thereby subject to the provisions of Section 9-306 of the Uniform Commercial Code;

         (u) assuming that the Loan Agreement has been duly authorized, executed and delivered by each party thereto, the Loan Agreement creates a valid (subject to the rights of quiet enjoyment of Old Dominion under Section 9 hereof and
Section 4.2 of the Operating Equipment Agreement) security interest in favor of the Agent in the Equipment Interest. No filing, recording, registration or notice with any federal or state Governmental Entity is necessary to establish or, except for such filing and recording as have been made pursuant to Section
4.18 hereof and for the performance of the terms of the Loan Agreement, to perfect the Agent's security interest in the Equipment Interest;

         (v) assuming that the Loan Agreement and the Leasehold Mortgage have been duly authorized, executed and delivered by each of the parties thereto, the Loan Agreement and the Leasehold Mortgage create valid (subject to the rights of quiet enjoyment of Old Dominion under Section 9 hereof, Section 4.2 of the Operating Foundation Agreement and Section 7 of the Ground Lease and Sublease) Liens in favor of the Agent for the benefit of the Lenders in the Foundation Interest and the Ground Interest. No filing, recording, registration or notice with any federal or state Governmental Entity is necessary to establish or, except for such filings and recordings as have been made pursuant to Section
4.18 and for the performance of the terms of the Loan Agreement and the Leasehold Mortgage, to perfect the Liens in favor of the Agent for the benefit of the Lenders in the Foundation Interest and the Ground Interest;

         (w) Old Dominion's audited financial statements for the fiscal year ended December 31, 1995, including the footnotes thereto, present fairly the consolidated financial position, results of operations and cash flow for Old Dominion as of and for the periods stated and have been prepared in conformity with GAAP on a consistent basis; and since December 31, 1995 no material adverse change has occurred in the financial condition, business or operations of Old Dominion and no event has occurred since December 31, 1995 which would materially adversely affect the ability of Old Dominion to perform its obligations under this Agreement or any other Operative Document to which it is a party;

         (x) Old Dominion owns or possesses or has obtained all governmental franchises, licenses and permits necessary to lease or own, as the case may be, and to operate, its properties and to carry on its business as presently conducted where its ownership or lease of substantial properties or the conduct of its business requires such franchises, licenses or permits and where the failure to do so would materially adversely affect its financial condition, business or operations;

         (y) Old Dominion has filed all federal, state and local tax returns which are required to be filed by it and has paid (prior to their delinquency dates) any taxes which have become due pursuant to such returns or pursuant to any assessment received by it (other than taxes and assessments the payment of which is being contested in good faith by Old Dominion, with adequate reserves, in the aggregate, for the payment of which having been set aside on the books of Old Dominion), and Old Dominion has no Actual Knowledge of any actual or proposed deficiency or additional assessment in connection therewith which, either in any case or in the aggregate, would materially adversely affect Old Dominion's financial condition, business or operations; and any charges, accruals and reserves on the books of Old Dominion with respect to federal, state and local taxes for all open years, and for the current fiscal year, make adequate provision for any unpaid tax liabilities for such periods;

         (z) the qualification of the Agent, the Lenders, the Facility Owner, the Owner Trustee, the Trust Company or the Owner Participant for admission to do business under the laws of the Commonwealth of Virginia or any political subdivision thereof is not required solely in connection with the execution and delivery of the Operative Documents, the making of the Equity Investment or the Loans or, prior to termination of the Operating Equipment Agreement or the Operating Foundation Agreement, the performance by the Agent, the Lenders, the Facility Owner, the Owner Trustee or the Owner Participant of this Agreement or any other Operative Document to which it is a party;

         (aa) Old Dominion has validly submitted to the jurisdiction of the Supreme Court of the State of New York, New York County and the United States District Court for the Southern District of New York;

         (ab) the choice by Old Dominion of the laws of the State of New York to govern this Agreement and the other Operative Documents to which Old Dominion is a party and which are expressed to be governed by the laws of the State of New York is valid and binding under the Applicable Laws of the Commonwealth of Virginia, and a court in the Commonwealth of Virginia would uphold such choice of law in a legal proceeding to enforce this Agreement and such other Operative Documents to which Old Dominion is a party brought in such court, subject to the enforceability of security documents being subject to the laws applicable to or affecting the collateral provided in respect thereof;

         (ac) the use by Old Dominion of the proceeds of the Loan Certificates and the Equity Investment will not violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the regulations of the Federal Reserve System;

         (ad) performance by any of the Agent, any Lender, the Facility Owner, the Owner Trustee, or the Owner Participant of any action required under the Operative Documents will not violate any Applicable Law of the Commonwealth of Virginia or any political subdivision thereof;

         (ae) Clover Unit 2 was declared commercial by the Construction Management Committee under the Clover Ownership Agreement on March 28, 1996; and

         (af) Old Dominion is an "electric utility company," but is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Holding Company Act.

         SECTION 3.4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH ORIGINAL LENDER. (a) Each Original Lender represents and warrants that, as of the Closing Date:

                  (i) no part of the funds to be used by such Lender to make its Loan and acquire its Loan Certificate pursuant to this Agreement or the Loan Agreement constitutes or is deemed to constitute assets (within the meaning of ERISA and any applicable rules or regulations thereunder) of any Plan; and

                  (ii) such Lender is making the Loans and acquiring the Loan Certificates for investment and not with a view towards any resale or distribution thereof, and neither it nor anyone authorized by it to act on its behalf has directly or indirectly offered any Loan Certificate or any interest in the Trust Estate, the Collateral, the Payment Undertaking Collateral or any similar security for sale to, or solicited any offer to acquire any of the same from, anyone, it being understood that such Lender makes no representations as to actions taken by the Owner Participant, the Facility Owner, the Owner Trustee or Old Dominion or anyone acting on behalf of such Persons.

         (b) Each Lender represents, warrants and agrees that it will not transfer the Loan Certificates it holds except in a transaction constituting an exempt transaction under the Securities Act.

         SECTION 3.5. REPRESENTATIONS AND WARRANTIES OF THE AGENT. The Agent represents and warrants that, as of the Closing Date:

         (a) the Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to enter into and perform its obligations, as Agent, under this Agreement and the other Operative Documents to which it is a party;

         (b) this Agreement and the other Operative Documents to which it is a party have been duly authorized, executed and delivered by the Agent and, assuming the due authorization, execution and delivery by each other party thereto, constitute the legal, valid and binding obligations of the Agent enforceable against the Agent in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity; and

         (c) the execution, delivery and performance by the Agent of this Agreement and each of the other Operative Documents to which it is a party, the consummation by the Agent of the transactions contemplated hereby or thereby, and compliance by the Agent with the provisions hereof and thereof do not contravene any Applicable Laws binding on the Agent or its organizational documents or by-laws, or contravene the provisions of, or constitute a default by the Agent under any indenture, mortgage or other material contract, agreement or instrument to which the Agent is a party or by which the Agent or its property is bound.

         SECTION 3.6. REPRESENTATIONS AND WARRANTIES OF THE FACILITY OWNER. The Facility Owner hereby represents and warrants that, as of the Closing Date:

         (a) the Facility Owner is a duly organized and validly existing "business trust" under the laws of the State of Delaware of which the Owner Participant is the beneficial owner, and has the power and authority to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party;

         (b) (i) this Agreement and each of the other Operative Documents to which the Facility Owner is a party (other than the Loan Certificates) have been duly authorized, executed and delivered by the Facility Owner, and (ii) assuming the due authorization, execution and delivery of this Agreement and each of the other Operative Documents by each party hereto and thereto other than the Facility Owner, this Agreement and each of the other Operative Documents (other than the Loan Certificates) to which the Facility Owner is a party constitute a legal, valid and binding obligation of the Facility Owner, enforceable against the Facility Owner in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (c) upon the execution and delivery of the Loan Certificates by the Facility Owner in accordance with the Loan Agreement and payment therefor in accordance with the terms of this Agreement, the Loan Certificates will constitute the legal, valid and binding obligations of the Facility Owner, enforceable against the Facility Owner in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (d) the execution and delivery by the Facility Owner of this Agreement, the other Operative Documents to which it is a party and the Operating Agency Agreement, the consummation by the Facility Owner of the transactions contemplated hereby and thereby, and the compliance by the Facility Owner with the terms and provisions hereof and thereof, do not and will not contravene any Applicable Law of the United States of America or the State of Delaware, or the Trust Agreement or the Facility Owner's other organizational documents, or contravene the provisions of, or constitute a default by the Facility Owner under any indenture, mortgage or other material contract, agreement or instrument to which the Facility Owner is a party or by which the Facility Owner or its property is bound, or result in the creation of any Facility Owner's Lien upon the Trust Estate; PROVIDED, HOWEVER, that no representation is made with respect to the right, power or authority of the Facility Owner to act as operator of Clover Unit 2;

         (e) no authorization or approval or other action by, and no notice to or filing with, any Governmental Entity is required for the due execution, delivery or performance by the Facility Owner of this Agreement, the other Operative Documents to which it is a party or the Operating Agency Agreement, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given other than the filing of the Form U-7D with the Securities and Exchange Commission within 30 days after the Closing Date;

         (f) there is no pending or, to the knowledge of the Facility Owner, threatened action, suit, investigation or proceeding against the Facility Owner, before any Governmental Entity which, if determined adversely to it, would materially adversely affect the ability of the Facility Owner to perform its obligations under this Agreement, the other Operative Documents to which it is a party or the Operating Agency Agreement;

         (g) the Facility Owner's right, title and interest in and to the Trust Estate is free of any Facility Owner's Liens;

         (h) the chief executive office of the Facility Owner is located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, and the place where the records concerning the Head Equipment Agreement Interest, the Head Foundation Agreement Interest and all the interest of the Facility Owner in, to and under all documents relating to the Trust Estate, is located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001; and

         (i) as of the Closing Date, the situs of the Facility Owner is Wilmington, Delaware.


SECTION 4.        CLOSING CONDITIONS

         The obligations of the Owner Participant, the Facility Owner, the Owner Trustee, the Agent, the Original Lenders and Old Dominion to consummate the transactions contemplated hereby on the Closing Date shall be subject to the following conditions, except that the obligations of any Person shall not be subject to such Person's own performance or compliance.

         SECTION 4.1. OPERATIVE DOCUMENTS. On or before the Closing Date, each of the Operative Documents to be delivered at the Closing shall have been duly authorized, executed and delivered by the parties thereto in substantially the form attached as an Exhibit hereto, shall each be in full force and effect, and executed counterparts of each shall have been delivered to each of the parties hereto.

         SECTION 4.2. EQUITY INVESTMENT; LOANS. The Owner Participant shall have made the Equity Investment and the Original Lenders shall have made their respective Loans available to the Owner Trustee at the place and in the manner contemplated by Section 2.

         SECTION 4.3. EQUITY COLLATERAL. (a) Old Dominion shall have made provision for the purchase of the Qualifying Security and shall have deposited the settlement amount for the Qualifying Security with the Collateral Agent pursuant to the Equity Security Pledge Agreement for the benefit of the Facility Owner and the Owner Participant.

                  (b) Old Dominion shall have obtained a Qualifying Surety Bond meeting the applicable requirements of Section 7.8 from AMBAC for the benefit of the Facility Owner and the Owner Participant.

         SECTION 4.4. PAYMENT UNDERTAKING. Old Dominion shall have paid the Bank the Specified Sum and the fee payable under the Payment Undertaking Agreement and pledged its right, title and interest, if any, under the Payment Undertaking Agreement to the Facility Owner pursuant to the Payment Undertaking Pledge Agreement.

         SECTION 4.5. CERTIFIED COPIES. The Owner Participant, the Facility Owner, the Owner Trustee, the Agent and the Original Lenders shall have received copies certified by the Secretary of Old Dominion of the Clover Agreements, the Old Dominion Indenture, the Severance Agreements, the Clover 1 Documents and the Pollution Control Assets Lease Documents, and all amendments to each thereof.

         SECTION 4.6. CORPORATE DOCUMENTS. Each of the parties hereto shall have received certified copies of the by-laws and organizational documents of each of the other parties hereto and resolutions of the Board of Directors of each such other corporate party duly authorizing the transaction (other than from the Agent and the Original Lenders) and such documents and such evidence as each party may reasonably request in order to establish the authority of each such other party to consummate the transactions contemplated by this Agreement, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth and the incumbency of all officers signing any of the Operative Documents. Each of the foregoing documents shall be reasonably satisfactory to the recipient.

         SECTION 4.7. NO DEFAULTS. No Event of Default, Event of Loss or event that with the passage of time or giving of notice or both would constitute an Event of Default or an Event of Loss shall have occurred and be continuing; no event of default or event of loss or event that with the passage of time or giving of notice or both would constitute an event of default or event of loss under the Pollution Control Assets Lease shall have occurred and be continuing; and no event of default or event that with the passage of time or giving of notice or both would constitute an event of default under the Old Dominion Indenture shall have occurred and be continuing.

         SECTION 4.8. NO THREATENED PROCEEDINGS. No action, suit, investigation or proceeding shall have been instituted nor shall governmental action be threatened before any Governmental Entity, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Entity at the time of the Closing Date, to set aside, restrain, enjoin or prevent the consummation of the transactions contemplated by the Operative Documents.

         SECTION 4.9. CONSENTS. All approvals and consents, if any, of (a) any trustees or holders of any indebtedness or obligations of the Transaction Parties, (b) Virginia Power and (c) the Pollution Control Assets Lessor, which are required in connection with the transactions contemplated by the Operative Documents, shall have been duly obtained and be in full force and effect and shall be in the form and substance satisfactory to the Owner Participant, the Owner Trustee, the Facility Owner, Old Dominion, the Agent and the Original Lenders; and the Owner Participant, the Facility Owner, the Owner Trustee, Old Dominion, the Agent and the Original Lenders shall have received a copy of such approval or consent certified by the applicable Transaction Party in the case of clause (a) or by the Secretary of Old Dominion in the case of clauses (b) or
(c).

         SECTION 4.10.  GOVERNMENTAL  ACTIONS.  All actions, if any, required to have been taken by any Governmental Entity on or prior to the Closing Date in connection with the transactions contemplated by any Operative Documents on the Closing Date shall have been taken and all orders, permits, waivers, exemptions, authorizations and approvals of such Governmental Entities required to be in effect on the Closing Date in connection with the transactions contemplated by the Operative Documents on the Closing Date shall have been issued; and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect on the Closing Date; and the Owner Participant, the Facility Owner, the Owner Trustee, Old Dominion, the Agent and the Original Lenders shall have received a copy of any such order, permit, waiver, exemption, authorization or approval certified by the appropriate official of the Governmental Entity issuing, granting or giving such order, permit, waiver, exemption, authorization or approval.

         SECTION 4.11. INSURANCE. Insurance (including all related endorsements) complying with the requirements of Section 11 of the Operating Equipment Agreement and Section 11 of the Operating Foundation Agreement shall be in full force and effect and all premiums thereon shall be current. The Owner Participant, the Facility Owner, the Owner Trustee, the Original Lenders and the Agent shall have received a certificate or certificates dated the Closing Date of Watson Wyatt Worldwide or an independent insurance broker or carrier reasonably satisfactory to such Persons specifying the types and amounts of insurance maintained pursuant to Section 11 of the Operating Equipment Agreement and Section 11 of the Operating Foundation Agreement, and stating that such insurance is in full force and effect, and that no notice of cancellation, non-renewal or material change in provisions has been issued.

         SECTION 4.12. ENGINEERING REPORT. Each such Person shall have received, on or before the Closing Date, a final copy of the Engineering Report prepared by the Engineer reasonably acceptable in form and substance by the Owner Participant.

         SECTION 4.13. SURVEY. The Owner Participant, the Facility Owner, the Owner Trustee, the Original Lenders and the Agent shall have received a current survey of the Real Property in form reasonably satisfactory to each of them.

         SECTION 4.14. APPRAISAL. The Owner Participant shall have received the Appraisal prepared by the Appraiser, reasonably satisfactory in form and substance to the Owner Participant; and the Agent shall receive a letter from the Appraiser as to the fair market value of the Facility Owner's Unit 2 Interest on the Closing Date.

         SECTION 4.15. INVESTMENT BANKING OPINION. The Owner Participant shall have received a satisfactory opinion of Smith Barney Inc. or another investment banking firm reasonably acceptable to the Owner Participant to the effect that the terms and conditions for a New Loan set forth on Schedule 3 to the Operating Equipment Agreement are commercially reasonable and (i) the possibility that the New Loan at a market rate of interest will fail to be made on the Expiration Date to an independent third party lender in the event the Service Contract Option is elected, is remote and (ii) the interest rates (or imputed discount rates) and other terms and conditions of the Loan Certificates and the Payment Undertaking Agreement and the terms and conditions of the Qualifying Surety Bond reflect arm's-length rates, terms and conditions that could be negotiated with counterparties for each such agreement that had no other interest in the contemplated transaction.

         SECTION 4.16. OPINION WITH RESPECT TO CERTAIN TAX ASPECTS. The Owner Participant shall have received the opinion, dated the Closing Date, of Milbank, Tweed, Hadley & McCloy addressed to the Owner Participant, in form and substance satisfactory to the Owner Participant, containing such counsel's favorable opinion with respect to the federal income tax aspects of the transaction contemplated hereby.

         SECTION 4.17. OPINION OF COUNSEL. Each such Person shall have received an opinion, dated the Closing Date, of (i) Orrick, Herrington & Sutcliffe, New York counsel to Old Dominion, (ii) LeClair Ryan, Virginia counsel to Old Dominion, (iii) in-house legal counsel to the Owner Participant, (iv) Milbank, Tweed, Hadley & McCloy, New York counsel to the Owner Participant, (v) Mays & Valentine, Virginia counsel to the Owner Participant and the Original Lenders,
(vi) Richards, Layton & Finger, counsel to the Owner Trustee and the Facility Owner, (vii) Davis Polk & Wardwell, New York counsel to the Bank and Utrecht-America, (viii) Guillermo G. Bilbao, General Counsel for the Bank and Utrecht-America, (ix) DeBrauw, Blackstone & Westbroek, Dutch counsel to the Bank, and (x) in-house legal counsel to AMBAC, addressed to and in form and substance reasonably acceptable to such Person. Each such Person expressly consents to the rendering by its counsel of the opinion referred to in this
Section 4.17 and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such Person, each of whom has consulted with and has been advised by its counsel as to the consequences of such request, instructions and consent.

         SECTION 4.18. RECORDINGS AND FILINGS. All filings and recordings listed on Schedule 2 hereto shall have been duly made and all filing, recordation and other fees payable in connection therewith shall have been paid; and the filing of all precautionary financing statements under the

Uniform Commercial Code of Virginia and any other mortgages, security agreements or other documents as may be reasonably requested by counsel to the Owner Participant, the Original Lenders or the Agent to perfect the right, title and interest of the Facility Owner in the Facility Owner's Unit 2 Interest or any part thereof or interest therein and the Liens of the Loan Agreement and the Leasehold Mortgage thereon, shall have been made.

         SECTION 4.19.     INTENTIONALLY LEFT BLANK.

         SECTION 4.20. CHANGE IN LAW. No change or proposed change in applicable accounting rules or federal or state tax law shall have occurred between May 2, 1996 and the Closing Date which adversely affects the Owner Participant.

         SECTION 4.21. QUALIFIED INTERMEDIARY EXCHANGE AGREEMENTS. The documents set forth as Exhibits V through Y hereof shall have been duly authorized, executed and delivered.

         SECTION 4.22. GUARANTY AGREEMENT. Chrysler Capital Corporation shall have executed and delivered a Guaranty in substantially the form of Exhibit Q hereto, pursuant to which Chrysler Capital Corporation shall guaranty the Owner Participant's obligations under this Agreement and the other Operative Documents.

         SECTION 4.23. PURCHASE AGREEMENT. AMBAC Indemnity shall have executed and delivered the Purchase Agreement and paid the purchase price specified therein for the Series B Loan Certificate.

SECTION 5.        CERTAIN COVENANTS OF THE OWNER PARTICIPANT

         SECTION 5.1. RESTRICTIONS ON TRANSFER OF BENEFICIAL INTEREST. (a) The Owner Participant covenants and agrees that, except as otherwise permitted by
Section 12, it shall not directly or indirectly during the Term of the Operating Agreements assign, convey or transfer any of its right, title or interest in the Beneficial Interest without the prior written consent, so long as no Event of Default has occurred and is continuing, of Old Dominion and, so long as the Loans are outstanding, of each Lender; PROVIDED, HOWEVER, that the Owner Participant may assign, convey or transfer all of its interest in the Beneficial Interest without such consent to a Person (the "Transferee") which shall assume the duties and obligations of the Owner Participant under the Operative Documents pursuant to an assumption agreement substantially in the form of Exhibit P hereto, which Transferee shall be either (i) an Affiliate of Chrysler Capital Corporation which does not otherwise qualify under clause (ii) below, provided that all of the payment and performance obligations of the Transferee under the Operative Documents shall be guaranteed by Chrysler Capital Corporation pursuant to a guaranty substantially in the form of Exhibit Q hereto or (ii) a Person which meets, or the payment and performance obligations of which under the Operative Documents are guaranteed (pursuant to a guaranty substantially in the form of Exhibit Q hereto) by a Person (Chrysler Capital Corporation or such other guarantor, the "Guarantor") which meets, the following criteria: (A) the tangible net worth of the Transferee or Guarantor and any general partner thereof, if any, is at least equal to $100 million; (B) each of the Transferee and any Guarantor is a financial institution, corporation or business trust or a partnership all of whose partners are financial institutions, corporations or business trusts; (C) the Transferee is a "United States person" within the meaning of 7701(a)(30) of the Code; (D) so long as no Event of Default has occurred and is continuing and except from and after the date 18 months preceding the end of the Term of the Operating Equipment Agreement if Old Dominion has not elected to exercise the Purchase Option, such Transferee is not a direct competitor of Old Dominion. Notwithstanding the foregoing, the Owner Participant covenants and agrees for the benefit of Virginia Power that it shall not directly or indirectly during the Term of the Operating Leases assign, convey or transfer any of its right, title or interest in the Beneficial Interest to a direct competitor (or an Affiliate thereof) of Virginia Power without the prior written consent of Virginia Power.

         (b) The Owner Participant shall give Old Dominion, Virginia Power and the Agent 30 days prior written notice of such transfer, or 10 days in the case of a transfer to an Affiliate of Chrysler Capital Corporation specifying the name and address of any proposed Transferee and such additional information as shall be necessary to determine whether the proposed transfer satisfies the requirements of this Section 5.1. All reasonable fees, expenses and charges of the Agent and Old Dominion (including reasonable attorneys' fees) in connection with any such transfer (or proposed transfer), including any of the foregoing relating to any amendments to the Operative Documents required in connection therewith, shall be paid by the Owner Participant, without any right of indemnification from Old Dominion or any other Person; PROVIDED, HOWEVER, that the Owner Participant shall have no obligation to pay such fees, expenses or charges as a result of any transfer while an Event of Default is continuing, in which case Old Dominion shall be obligated to pay such costs.

         (c) Upon any such transfer in compliance with this Section 5.1, (i) such Transferee shall be deemed the "Owner Participant" for all purposes, and shall enjoy the rights and privileges and perform the obligations of the Owner Participant hereunder and under the Assumption Agreement, the Guaranty and each other Operative Document to which such Owner Participant is a party, and each reference in this Agreement, the Assumption Agreement, the Guaranty and each other Operative Document to the "Owner Participant" shall thereafter be deemed to include such Transferee for all purposes and (ii) the transferor Owner Participant and the Guarantor, if any, of such transferor Owner Participant's obligations shall be released from all obligations hereunder and under each other Operative Document to which such transferor or Guarantor is a party or by which such transferor Owner Participant or Guarantor is bound to the extent such obligations are expressly assumed by a Transferee; PROVIDED, HOWEVER, that in no event shall any such transfer waive or release the transferor or its Guarantor from any liability existing immediately prior to or occurring simultaneously with such transfer.

         SECTION 5.2. OWNER PARTICIPANT'S LIENS. The Owner Participant covenants that it will not directly or indirectly create, incur, assume or suffer to exist any Owner Participant's Lien and the Owner Participant shall promptly notify Old Dominion and the Agent of the imposition of any such Lien of which the Owner Participant has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Owner Participant's Lien.

         SECTION 5.3. AMENDMENTS OR REVOCATION OF TRUST AGREEMENT. The Owner Participant covenants that it will not (i) amend, supplement, or otherwise modify Section 9.1, Section 10.1 or Section 10.3 of the Trust Agreement without the prior written consent of Old Dominion so long as no Event of Default has occurred and is continuing or of each Lender so long as the Loans are outstanding, in each case which consent shall not be unreasonably withheld, or
(ii) revoke the Trust Agreement without the prior written consent of Old Dominion, so long as no Event of Default has occurred and is continuing, and of each Lender, so long as the Loans are outstanding.

         SECTION 5.4. FACILITY OWNER; TRUST ESTATE. The Owner Participant covenants that it will not voluntarily take any action to subject the Facility Owner or the Trust Estate to the provisions of any applicable bankruptcy or insolvency law (as now or hereafter in effect).

         SECTION 5.5. APPOINTMENT OF SUCCESSOR OWNER TRUSTEE OR CO-TRUSTEES. Notwithstanding any other provision of this Agreement, a successor Owner Trustee or Co-trustee shall not be appointed without the consent of Old Dominion and the Agent unless such successor Owner Trustee or Co-trustee (a) meets the requirements of Section 9.3 of the Trust Agreement, and (b) is either (i) incorporated in Delaware or (ii) incorporated, or has its principal place of business, in a state other than Delaware and in the case of this clause (ii) Old Dominion, the Agent and the Lenders shall have received opinions of counsel in such state (x) in substantially the form of the opinions to be delivered by counsel to Owner Trustee on the Closing Date at the expense of the Owner Participant and (y) as to such other matters of the law of such state as Old Dominion or any Lender may reasonably request, such additional matters to be addressed at the expense of Old Dominion or such Lender, as the case may be; PROVIDED, HOWEVER, that if the Owner Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Owner Trustee or its properties shall be appointed or any public officer shall take charge or control of the Owner Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, the opinion required by clause (x) shall be at the expense of Old Dominion.

SECTION 6. COVENANTS OF THE TRUST COMPANY, THE OWNER TRUSTEE AND THE FACILITY OWNER

         SECTION 6.1. COMPLIANCE WITH THE TRUST AGREEMENT. The Trust Company, the Owner Trustee and the Facility Owner each hereby severally covenants and agrees that it will:

         (a) comply with all of the terms of the Trust Agreement applicable to it; and

         (b) not amend,  supplement,  or otherwise  modify Section 9.1,  Section
10.1 or Section 10.3 of the Trust Agreement without the prior written consent of Old Dominion so long as no Event of Default has occurred and is continuing and each Lender so long so the Loans are outstanding, which consent shall not be unreasonably withheld.

         SECTION 6.2. FACILITY OWNER'S LIENS. The Trust Company, the Owner Trustee and the Facility Owner each covenants that it will not directly or indirectly create, incur, assume or suffer to exist any Facility Owner's Lien and will promptly notify Old Dominion and the Agent of the imposition of any such Lien of which it has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Facility Owner's Lien.

         SECTION 6.3. AMENDMENTS TO OPERATIVE DOCUMENTS. The Owner Trustee and the Facility Owner each covenants that it will not (i) unless (1) such action is expressly contemplated by the Operative Documents and (2) such action will not adversely affect any Transaction Parties, through its own action terminate any Operative Document to which it is a party, (ii) unless (1) such action is expressly contemplated by the Operative Documents and (2) such action will not adversely affect any Transaction Parties, amend, supplement, waive or modify (or consent to any such amendment, supplement, waiver or modification) such Operative Documents in any manner or (iii) unless such action is expressly contemplated by the Operative Documents take any action to prepay or refund any Loan Certificate or amend any of the payment terms of any of the Loan Certificates without, in each case, the prior written consent of Old Dominion so long as no Event of Default shall have occurred and be continuing (which consent in the case of clauses (i) or (iii) shall be in its sole and absolute discretion and in the case of clause (ii) shall not be unreasonably withheld or delayed) and of each Lender so long as the Loans are outstanding.

         SECTION 6.4. TRANSFER OF THE FACILITY OWNER'S UNIT 2 INTEREST. Other than the assignment to the Qualified Intermediary pursuant to Exhibit V hereto or as otherwise specifically permitted by the Operative Documents, the Facility Owner covenants that it will not assign, pledge, convey or transfer any of its then existing right, title or interest in and to the Facility Owner's Unit 2

Interest,  the Trust Estate or the other  Operative  Documents.  Nothing in this
Section 6.4 shall limit the ability of the Owner Trustee to appoint a successor Owner Trustee pursuant to Section 9.3 of the Trust Agreement and Section 5.5 hereof.

         SECTION 6.5. FACILITY OWNER; TRUST ESTATE. Each of the Owner Trustee and the Facility Owner covenants that it will not voluntarily take any action to subject the Facility Owner or the Trust Estate to the provisions of any applicable bankruptcy or insolvency law (as now or hereafter in effect).

         SECTION 6.6. LIMITATION ON INDEBTEDNESS AND ACTIONS. The Owner Trustee and the Facility Owner covenants that, so long as the Loans are outstanding, it will not incur any indebtedness nor enter into any business or activity except as required or expressly permitted or contemplated by any Operative Document.

         SECTION 6.7. CHANGE OF LOCATION. The Owner Trustee and the Facility Owner each agrees to give the Owner Participant, Old Dominion, the Lenders and the Agent written notice of any relocation of the Facility Owner's chief executive office or the place where documents and records relating to the Facility Owner or the Trust Estate are kept from the location set forth in
Section 3.6(h) and of any change in its name.

         SECTION 6.8. ASSIGNMENT OF PAYMENT UNDERTAKING AGREEMENT. The Facility Owner covenants that it will not transfer, assign or otherwise dispose of, or grant any option, participation or interest in, with respect to or measured by, the rights of the Facility Owner as a beneficiary under the Payment Undertaking Agreement to any Person other than the Agent on behalf of the Series A Lender pursuant to the Loan Agreement or to any transferee of the Facility Owner's Unit 2 Interest permitted under the Operative Documents.


SECTION 7.        COVENANTS OF OLD DOMINION

         SECTION 7.1. MAINTENANCE OF CORPORATE EXISTENCE. Except as permitted by
Section 7.2, Old Dominion will at all times maintain its existence as a cooperative in good standing under the laws of the Commonwealth of Virginia, and Old Dominion will remain qualified to do business in any state in which the conduct of its business or the ownership or leasing of assets used in its business requires such qualification and where the failure to be so qualified would have a material adverse effect on the operations, business, properties, assets or condition of Old Dominion and its subsidiaries taken as a whole.

         SECTION 7.2.      MERGER, CONSOLIDATION, SALE OF ASSETS.

         Old Dominion covenants and agrees as follows:

         (a) Old Dominion will not consolidate with or merge into any other Person, or convey or transfer all or substantially all of its assets to any Person, unless immediately after giving effect to such transaction:

                  (i) no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing under the Operating Equipment Agreement or Operating Foundation Agreement;

                  (ii) the entity resulting from such consolidation, surviving in such merger or succeeding to such assets, if other than Old Dominion, shall be organized under the laws of the United States, any state thereof or the District of Columbia;

                  (iii) such resulting, surviving or succeeding entity, if other than Old Dominion, shall execute and deliver to the Owner Trustee, the Facility Owner, the Owner Participant, the Agent and the Lenders an agreement in form and substance reasonably satisfactory to each of such parties containing an assumption by such entity of Old Dominion's obligations under this Participation Agreement and each other Operative Document to which Old Dominion is then a party;

                  (iv) no event of default under the Old Dominion Indenture or the Clover Agreements shall have occurred and be continuing; and

                  (v) Old Dominion shall have delivered to the Owner Trustee, the Facility Owner, the Owner Participant, the Agent and the Lenders an Officer's Certificate and an opinion of counsel reasonably satisfactory to each of such parties stating that such transaction and such assumption agreement comply with this Section 7.2 and that all conditions precedent to the consummation of such transaction set forth herein have been complied with.

         (b) Upon the consummation of such transaction, the surviving entity, if other than Old Dominion, shall succeed to, and be substituted for, and may exercise every right and power of, Old Dominion under this Participation Agreement and each other Operative Document to which Old Dominion was a party immediately prior to such transaction, with the same effect as if such entity had been named herein and therein. Nothing contained herein shall permit any sublease, assignment or other arrangement for the use, operation or possession of the Equipment Interest or Foundation Interest except in compliance with the applicable provisions of the Operating Equipment Agreement or Operating Foundation Agreement, as the case may be.

         SECTION 7.3. NOTICE OF CHANGE IN ADDRESS OR NAME. Old Dominion will promptly provide the Owner Trustee, the Owner Participant, the Agent and the Lenders with written notice of any change in its chief executive office, its principal place of business, its name or the place where Old Dominion maintains its business records.

         SECTION 7.4. EXERCISE OF EARLY PURCHASE OPTION UNDER POLLUTION CONTROL ASSETS LEASE. If Old Dominion shall not have previously acquired legal title to all of the Pollution Control Assets from the Pollution Control Assets Lessor, it will exercise its purchase option set forth in Section 19.2 of the Pollution Control Assets Lease to acquire all of such lessor's right, title and interest in the Pollution Control Assets on December 30, 2004.

         SECTION 7.5. DELIVERY OF FINANCIAL STATEMENTS AND NO DEFAULT CERTIFICATE. (a) Old Dominion will deliver to the Owner Participant, the Owner Trustee, the Facility Owner and, so long as the Loans are outstanding, the Agent and the Lenders, as soon as practicable and in any event within 120 days after the end of each fiscal year, an audited balance sheet of Old Dominion as at the end of such fiscal year and the related statements of revenue, expenses and patronage capital and cash flows for the year then ended, together with the report with respect thereto of Coopers & Lybrand LLP or other independent public accountants reasonably acceptable to the Owner Trustee, the Facility Owner, the Owner Participant and, so long as the Loans are outstanding, the Agent, all in reasonable detail and prepared in accordance with GAAP on a consistent basis, and an Officer's Certificate of Old Dominion stating that (1) the signers have made, or caused to be made under their supervision, a review of this Agreement and the other Operative Documents to which it is then a party and (2) such review has not disclosed the existence during such fiscal year (and the signers do not have knowledge of the existence as of the date of such certificate) of any condition or event constituting an Event of Default or Event of Loss or, if any such condition or event existed or exists, specifying the nature thereof, the period of existence thereof and what action Old Dominion has taken or proposes to take with respect thereto.

                  (b) Old Dominion will deliver to the Owner Participant, the Owner Trustee, the Facility Owner and, so long as the Loans are outstanding, the Agent and the Lenders, (i) as soon as reasonably practicable, and in any event within 60 days after the end of each fiscal quarter, a copy of the Form 10-Q filed by Old Dominion with the Securities and Exchange Commission or if not so filed, such other quarterly report as Old Dominion shall distribute to the holders of its publicly traded securities, and (ii) from time to time such other information concerning Old Dominion as such parties may reasonably request, to the extent such information is made available to the holders of Old Dominion's publicly traded first mortgage bonds or is filed by Old Dominion with the Securities and Exchange Commission or any other regulatory authority having jurisdiction over Old Dominion, other than information which is subject to a confidentiality, or similar, request.

         SECTION 7.6. EQUITY SECURITY DEPOSIT. At all times during the Term of the Operating Agreements Old Dominion shall maintain for the benefit of the Facility Owner and the Owner Participant a first priority security interest in a Qualifying Security securing Old Dominion's obligations under the Operating Agreements and the Special Equity Remedy. Old Dominion shall be permitted, from time to time, to replace any Qualifying Security with a replacement Qualifying Security so long as there shall be no interruption in such first priority security interest in a Qualifying Security in consequence of any such optional replacement; PROVIDED that Old Dominion agrees that it will not effect an optional substitution of any Qualifying Security unless Old Dominion shall determine in good faith a significant possibility exists that such Qualifying Security may cease to constitute a Qualifying Security and delivers a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to the Owner Participant) regarding the validity and perfection of the security interest. If any Qualifying Security maintained pursuant to this Section 7.6 shall cease to be a Qualifying Security, Old Dominion shall, within 90 days of the earlier of (i) having Actual Knowledge of such fact or (ii) receiving notice from the Owner Participant of such fact, provide (A) a first priority security interest in a substitute Qualifying Security and (B) a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to the Owner Participant) regarding the validity and perfection of such security interest.

         SECTION 7.7.      INTENTIONALLY LEFT BLANK

         SECTION 7.8. SURETY BOND. At all times during the Term of the Operating Agreements Old Dominion shall, subject to the second and third sentences of this
Section 7.8, maintain a Qualifying Surety Bond supporting Old Dominion's obligations under the Operating Agreements and the Special Equity Remedy. Old Dominion shall be permitted, from time to time, to replace any Qualifying Surety Bond with a replacement Qualifying Surety Bond or a Qualifying Letter of Credit having a maximum drawing amount from time to time equal to the Equity Exposure Amount, so long as there shall be no interruption in the coverage provided by the Qualifying Surety Bond or such Qualifying Letter of Credit in consequence of any such optional replacement; PROVIDED that Old Dominion delivers a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to the Owner Participant) regarding the validity and enforceability of the replacement Qualifying Surety Bond or Qualifying Letter of Credit. If any Qualifying Surety Bond (or any Qualifying Letter of Credit maintained pursuant to this Section 7.8) shall cease to be a Qualifying Surety Bond (or a Qualifying Letter of Credit), Old Dominion shall, within 90 days of the earlier of (i) having Actual Knowledge of such fact or (ii) receiving notice from the Owner Participant of such fact, provide (w) a replacement Qualifying Surety Bond supporting Old Dominion's obligations under the Operating Agreements and the Special Equity Remedy, (x) a Qualifying Letter of Credit supporting Old Dominion's obligations under the Operating Agreements and the Special Equity Remedy having a maximum drawing amount from time to time equal to the Equity Exposure Amount, (y) other credit enhancement acceptable to the Owner Participant in its sole discretion or (z) a combination of the credit enhancements set forth in clause (w), (x) or (y). The provider of any replacement Qualifying Surety Bond or Qualifying Letter of Credit provided pursuant to the preceding sentence will meet the then existing credit exposure policies of the Owner Participant.

         SECTION 7.9. QUALIFYING LETTER OF CREDIT. Old Dominion shall be permitted, from time to time, to replace any Qualifying Letter of Credit issued pursuant to Section 7.6 or 7.8 or this Section 7.9 with a replacement Qualifying Letter of Credit or a Qualifying Surety Bond satisfying the terms of the second sentence of this Section 7.9 as long as there shall be no interruption in the coverage provided by the Qualifying Letter of Credit or Qualifying Surety Bond in consequence of such optional replacement; PROVIDED that Old Dominion delivers a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to the Owner Participant) regarding the validity and enforceability of such replacement Qualifying Letter of Credit or Qualifying Surety Bond. If a Qualifying Letter of Credit issued pursuant to
Section 7.6 or 7.8 or this Section 7.9 shall have an expiry date prior to the Expiration Date, Old Dominion shall extend such Qualifying Letter of Credit on or prior to its expiry date or replace such Qualifying Letter of Credit with a
(i) replacement Qualifying Letter of Credit having a maximum drawing amount from time to time equal to maximum drawing amounts under the Qualifying Letter of Credit being replaced, (ii) a Qualifying Surety Bond having a maximum amount from time to time payable equal to the maximum drawing amount under the Qualifying Letter of Credit being replaced, (iii) other credit enhancement acceptable to the Owner Participant in its sole discretion or (iv) a combination of (i), (ii) and (iii).

         SECTION 7.10. INFORMATION CONCERNING CLOVER UNIT 2. Old Dominion shall furnish the Owner Trustee, the Facility Owner and the Owner Participant and their respective authorized representatives from time to time such information as such party shall reasonably request concerning Clover Unit 2 and the Clover Real Estate, including information concerning the condition, operation, maintenance and use of Clover Unit 2, to the extent Old Dominion possesses such information or can obtain such information under the Clover Agreements. To the extent such information consists of information contained in records kept by Old Dominion or Virginia Power, such information shall be furnished by Old Dominion without cost to the recipient. Notwithstanding the foregoing, none of the Owner Trustee, the Facility Owner or the Owner Participant shall have any duty to make any inquiry permitted by this Section 7.10, nor shall the Owner Trustee, the Facility Owner or the Owner Participant incur any obligation or liability by reason of not making such inquiry.

         SECTION 7.11. FURTHER ASSURANCES. Old Dominion, at its own cost, expense and liability, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may be necessary in order to carry out the intent and purposes of this Participation Agreement and the other Operative Documents, and the transactions contemplated hereby and thereby. Old Dominion, at its own cost, expense and liability, will cause such financing statements and fixture filings (and continuation statements with respect thereto) as may be necessary and such other documents as the Owner Participant, the Owner Trustee or the Agent shall reasonably request to be recorded or filed at such places and times in such manner, and will take all such other reasonable actions or cause such actions to be taken, as may be necessary in order to establish, preserve, protect and perfect the right, title and interest of the Facility Owner in and to (i) the Head Equipment Agreement Interest, the Head Foundation Agreement Interest, the Ground Lease Interest or any part thereof or interest therein and the Liens of the Leasehold Mortgage and Loan Agreement thereon, (ii) the Qualifying Security and the Lien of the Equity Security Pledge Agreement thereon and (iii) the Qualifying Surety Bond. Old Dominion shall promptly from time to time furnish to the Owner Participant, the Owner Trustee or the Facility Owner such information with respect to Clover Unit 2, the Clover Real Estate or the transactions contemplated by the Operative Documents as may be required to enable the Owner Participant, the Owner Trustee or the Facility Owner, as the case may be, to timely file with any Governmental Entity any reports and obtain any licenses or permits required to be filed or obtained by the Facility Owner or the Owner Trustee under any Operative Document or the Owner Participant as the owner of the Beneficial Interest.

         SECTION 7.12. AMENDMENT OF CERTAIN DOCUMENTS. Old Dominion agrees that it will not supplement or amend (a) the Pollution Control Assets Lease Documents or the Severance Agreements in any manner which adversely affects the rights or interest of the Owner Trustee, the Facility Owner, the Owner Participant or, so long as the Loans are outstanding, the Agent or the Lenders or (b) the Old Dominion Indenture in any manner that would preclude (1) the exercise of the Purchase Option or the Service Contract Option (taking into consideration the ability to redeem or defease the Old Dominion Bonds in accordance with the redemption and defeasance provisions of such Indenture as in effect on the Closing Date) or (2) Old Dominion from causing the Equipment Interest and the Foundation Interest to be released from the Lien of the Old Dominion Indenture. Old Dominion agrees that it will not, except as expressly contemplated by the Operative Documents (but not if the interest of AMBAC, as provider of the Surety Bond, is adversely affected), without the prior written consent of AMBAC Indemnity (i) supplement or amend either Operating Agreement or (ii) assign its interest in either Operating Agreement.

         SECTION 7.13. LOAN CERTIFICATES. Old Dominion covenants that it will not purchase or own any Loan Certificates.

         SECTION 7.14. POST-TERM ARRANGEMENTS. Old Dominion covenants that, from and after the earliest to occur of (i) the termination of the Operating Agreements pursuant to Section 14 of each thereof, (ii) the termination of the Operating Agreements pursuant to Section 17 of each thereof or (iii) if the Operating Agreements shall not have otherwise terminated and Old Dominion shall not have exercised the Purchase Option and Foundation Purchase Option, it will deliver, provide and make available to the Facility Owner during the Ground Lease Term sufficient waste disposal services to the extent available from Old Dominion's interest in the Solid Waste Landfill Site and such other services that are available to Old Dominion by virtue of its interest in the Clover Power Station and the Clover Real Estate that are not otherwise available from third parties, to permit the efficient operation of Clover Unit 2 and to permit the Facility Owner to comply with any obligations it may have under the Clover Agreements. Old Dominion shall be paid the fair market value for the services provided pursuant to the preceding sentence. Following any return of the Equipment Interest and the Foundation Interest pursuant to Section 5 of the Operating Agreements, unless the Operating Agency Agreement shall have been previously entered into, Old Dominion covenants and agrees that (A) it will enter into an operating agency agreement with the Facility Owner substantially similar to the form Operating Agency Agreement attached hereto as Exhibit U as it relates to Unit 2 and in form and substance reasonably acceptable to each of Facility Owner and Old Dominion and (B) it will comply, and cause each of the other Unit 1 Parties to comply, with all of the payment and performance obligations of the Unit 1 Parties under the Clover Agreements that relate to Cover Unit 1.

SECTION 8.        OLD DOMINION'S INDEMNIFICATIONS

         SECTION 8.1.      GENERAL INDEMNITY

         (a) CLAIMS  INDEMNIFIED.  Subject to the exclusions stated in paragraph
(b) below, Old Dominion agrees to indemnify, protect, defend and hold harmless, and does hereby indemnify the Owner Trustee, the Trust Company in its individual capacity, the Trust Estate, the Facility Owner, the Owner Participant, any Lender and the Agent and their respective Affiliates, successors, assigns, agents, directors, officers or employees (each an "Indemnitee") against any and all Claims imposed on, incurred by or asserted against any Indemnitee in any way relating to or resulting from or arising out of or attributable to:

                  (i) the construction, financing, refinancing, acquisition, operation, warranty, ownership, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, decommissioning, sale or other disposition, insuring, sublease, or other use or non-use of the Clover Real Estate, Clover Unit 1, the Transmission Assets, Clover Unit 2, the Equipment Interest, the Foundation Interest, the Ground Interest, the Facility Owner's Unit 2 Interest, any Modifications or Component, or any portion of any thereof or any interest therein;

                  (ii) the conduct of the business or affairs of Old Dominion or the Clover Power Station;

                  (iii) the manufacture, design, purchase, acceptance, rejection, delivery or condition of, or improvement to, the Clover Real Estate, Clover Unit 1, the Transmission Assets, Clover Unit 2, the Equipment Interest, the Foundation Interest, the Ground Interest, the Facility Owner's Unit 2 Interest, any Modifications or Component, or any portion of any thereof or any interest therein;

                  (iv)  the  Ground  Lease  and  Sublease,  the  Head  Equipment
         Agreement, the Operating Equipment Agreement, the Head Foundation Agreement, the Operating Foundation Agreement, the Pollution Control Assets Lease Documents, the Clover Agreements, the Old Dominion Indenture or any other Transaction Document or the Clover 1 Documents, the execution or delivery thereof or the performance, enforcement or amendment of any terms thereof;

                  (v) the sale of the Loan Certificates or any refinancing thereof pursuant to Section 10 hereof;

                  (vi) the establishment or maintenance of the Qualifying Security, the Qualifying Surety Bond or any Qualifying Letter of Credit;

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

                  (vii) the reasonable costs and expenses of the Transaction Parties in connection with amendments to the Transaction Documents or the Clover 1 Documents;

                  (viii) the non-performance or breach by Old Dominion of any obligation or warranty contained in this Agreement or any other Transaction Document or the falsity of any representation of Old Dominion contained in the Agreement or any other Transaction Document;

                  (ix) the continuing fees (if any) and expenses of the Owner Trustee (including the reasonable compensation and expenses of its counsel, accountants and other professional persons) arising out of the Owner Trustee's or the Facility Owner's discharge of its duties under or in connection with the Transaction Documents or the Clover 1 Documents;

                  (x) for the benefit of any Lender and the Agent only, a breach of Section 5.1 or 6.4 hereof resulting from the transfer of the Beneficial Interest or the Trust Estate to a Person that is not a "United States person" within the meaning of section 7701(a)(30) of the Code;

                  (xi) for the benefit of any Lender and the Agent only, a breach by the Owner Participant of its representation in paragraph (g) of Section 3.2;

                  (xii) for the benefit of the Owner Participant, the Owner Trustee and the Facility Owner only, any breach by a Lender of Section 3.4(a)(i) hereof, resulting in the occurrence of a non-exempt "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) in connection with the acquisition or holding of any Loan Certificate by any such Lender;

                  (xiii) the payment of all amounts provided for in Section 15.2(d) of the Operating Equipment Agreement;

                  (xiv)    the Unit 1 Parties; and

                  (xv) any action by Virginia Power or any other Person as tenant-in-common in Clover Unit 2 or the Clover Unit 2 Operator or otherwise in connection with the transaction contemplated by the Transaction Documents.

         (b) CLAIMS EXCLUDED. The following are excluded from Old Dominion's agreement to indemnify any Indemnitee under this Section 8.1:

                  (i) any Claim attributable to acts, omissions or events occurring after the earlier of (x) the return of the Facility Owner's Unit 2 Interest in full compliance of Section 5 of the Operating Equipment Agreement and Section 5 of the Operating Foundation Agreement, if applicable, or (y) the expiration or earlier termination of the Operating Equipment Agreement and the Operating Foundation Agreement in compliance with the terms thereof under circumstances not requiring the return of the Facility Owner's Unit 2 Interest, unless and to the extent such Claim is attributable to actions, omissions or events occurring in connection with the exercise of remedies pursuant to Section 17 of the Operating Equipment Agreement or Section 17 of the Operating Foundation Agreement, as the case may be, following the occurrence, and during the continuance, of an Event of Default thereunder;

                  (ii) without limiting Old Dominion's obligations under paragraph (d) below, any Claim that is a Tax, or is a cost of contesting a Tax imposed on, or asserted against, the Indemnitee or an Affiliate, whether or not Old Dominion is required to indemnify therefor under Section 8.2 hereof or the Tax Indemnity Agreement (other than an indemnity payable to the Lender or the Agent under Section 8.1(a)(x) hereof);

                  (iii) with respect to any Indemnitee, any Claim attributable to the gross negligence or wilful misconduct of such Indemnitee or a Party Related thereto unless attributable to (a) any breach by Old Dominion or its Affiliates of any covenant, representation or warranty contained in any Transaction Document or any Clover 1 Document or (b) any breach by any other Transaction Party or its Affiliates of any covenant, representation or warranty contained in any Transaction Document or any Clover 1 Document;

                  (iv) as to any Indemnitee, any Claim attributable to the noncompliance of such Indemnitee or any Party Related thereto, with any of the terms of, or any misrepresentation or breach of warranty by such Indemnitee or any Party Related thereto contained in any Operative Document by which such Indemnitee is bound or any breach by such Indemnitee or any Party Related thereto of any covenant contained in any Transaction Document by which such Indemnitee is bound unless attributable to (a) any breach by Old Dominion or its Affiliates of any covenant, representation or warranty contained in any Transaction Document or (b) any breach by any other Transaction Party or its Affiliates of any covenant, representation or warranty contained in any Transaction Document or any Clover 1 Document;

                  (v) as to any Indemnitee or Party Related  thereto,  any Claim attributable to the offer, sale, assignment, transfer or other disposition (voluntary or involuntary) by or on behalf of such Indemnitee of its interest (whether direct or beneficial) in any Operative Document or in the Facility Owner's Unit 2 Interest or the Trust Estate, other than a transfer by such Indemnitee (A) required by the terms of an Operative Document, (B) the entering into of a Power Sales Agreement and the Control Documents, or (C) any transfer during the continuance of an Event of Default;

                  (vi) except in the case of the Lender or the Agent or any Party Related thereto, any Claim constituting or arising from a Facility Owner's Lien;

                  (vii) except in the case of the Trust Company (in its individual capacity), any Lender or the Agent or any Party Related to any thereof, any claim constituting or arising from an Owner Participant's Lien;

                  (viii) any Claim relating to the payment of any amount which constitutes Transaction Costs which the Owner Trustee or the Owner Participant is obligated to pay pursuant to Section 2.4(a) hereof or any other amount to the extent such Indemnitee or any Party Related thereto has expressly agreed in any Operative Document to pay such amount without express right of reimbursement; and

                  (ix)  in  the  case  of  the  Owner   Trustee  and  the  Owner
         Participant, any failure on the part of the Facility Owner to distribute in accordance with the Trust Agreement any amounts received and distributable by it thereunder.

         (c) INSURED CLAIMS. Subject to the provisions of Section 8.1(e), in the case of any Claim indemnified by Old Dominion hereunder which is covered by a policy of insurance maintained by Old Dominion, each Indemnitee agrees, unless it and each other Indemnitee shall waive its rights to indemnification (for itself and each Party Related thereto) in a manner reasonably acceptable to Old Dominion, to cooperate, at the sole cost and expense of Old Dominion, with insurers in exercise of their rights, and to investigate, defend or compromise such Claim.

         (d) AFTER-TAX BASIS. Old Dominion agrees that any payment or indemnity pursuant to this Section 8.1 in respect of any Claim shall be made to the Indemnitee of such payment or indemnity on an After-Tax Basis.

         (e) CLAIMS PROCEDURE. Each Indemnitee shall promptly after such Indemnitee shall have Actual Knowledge thereof notify Old Dominion of any Claim as to which indemnification is sought; PROVIDED, that the failure so to notify Old Dominion shall not reduce or affect Old Dominion's liability which it may have to such Indemnitee under this Section 8.1; PROVIDED, however, that Old Dominion may seek redress at law or in equity against any such Indemnitee or any Party Related thereto for actual damages resulting directly from the failure or delay of such Indemnitee or any Party Related thereto to give Old Dominion such notice. Any amount payable to any Indemnitee pursuant to this Section 8.1 shall be paid within thirty (30) days after receipt of such written demand therefor from such Indemnitee, accompanied by a certificate of





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



such Indemnitee stating in reasonable detail the basis for the indemnification thereby sought and (if such Indemnitee is not a party hereto) an agreement to be bound by the terms hereof as if such Indemnitee were such a party. Promptly after Old Dominion receives notification of such Claim accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable, Old Dominion shall notify such Indemnitee whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such Indemnitee. Old Dominion shall have the right to investigate and so long as no Event of Default shall have occurred and be continuing, Old Dominion shall have the right (so long as it has acknowledged in writing its obligation to indemnify pursuant to this Section 8.1 in its sole discretion, to defend or compromise any Claim for which indemnification is sought under this Section 8.1; PROVIDED that no such defense or compromise shall involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on any part of the Ground Interest, the Equipment Interest, the Foundation Interest or the Trust Estate or the impairment of Clover Unit 2 in any material respect or (ii) any criminal liability being incurred or any material adverse effect on such Indemnitee, PROVIDED FURTHER, that no Claim shall be compromised by Old Dominion on a basis that admits any criminal violation or material allegation of wrongdoing or misconduct on the part of such Indemnitee or any Party Related thereto without the express written consent of such Indemnitee; and PROVIDED, FURTHER, that to the extent that other Claims unrelated to the transactions contemplated by the Transaction Documents are part of the same proceeding involving such Claim, Old Dominion may assume responsibility for the contest or compromise of such Claim only if the same may be and is severed from such other Claims (and each Indemnitee agrees to use reasonable efforts to obtain such a severance). If Old Dominion elects, subject to the foregoing, to compromise or defend any such asserted liability, it may do so at its own expense and by counsel selected by it. Upon Old Dominion's election to compromise or defend such asserted liability and prompt notification to such Indemnitee of its intent to do so, such Indemnitee shall cooperate at Old Dominion's expense with all reasonable requests of Old Dominion in connection therewith and will provide Old Dominion with all information not within the control of Old Dominion as is reasonably available to such Indemnitee which Old Dominion may reasonably request; PROVIDED, HOWEVER, that such Indemnitee shall not, unless otherwise required by Applicable Law, be obligated to disclose to Old Dominion or any other Person, or permit Old Dominion or any other Person to examine (i) any income tax returns of the Owner Participant or any Lender or any of their respective Affiliates or
(ii) any confidential information or pricing information not generally accessible by the public that are possessed by the Owner Participant, the Agent or any Lender or any of their respective Affiliates (and, in the event that any such information is made available, Old Dominion shall treat such information as confidential and shall take all actions reasonably requested by such Indemnitee for purposes of obtaining a stipulation from all parties to the related proceeding providing for the confidential treatment of such information from all such parties). Where Old Dominion, or the insurers under a policy of insurance maintained by Old Dominion, undertake the defense of such Indemnitee with respect to a Claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of Old Dominion or such insurers. Notwithstanding the foregoing, an Indemnitee may participate at its own expense in any judicial proceeding controlled by Old Dominion pursuant to the preceding provisions; PROVIDED, HOWEVER, that such party's participation does not in the reasonable opinion of independent counsel to Old Dominion interfere with such control; PROVIDED, FURTHER, that if and to the extent that (i) such Indemnitee is advised by counsel that an actual or potential conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel or (ii) there is a risk that such Indemnitee may be indicted or otherwise charged in a criminal complaint and such Indemnitee informs Old Dominion that such Indemnitee desires to be represented by separate counsel, such Indemnitee shall have the right to control its own defense of such Claim and the reasonable fees and expenses of such separate counsel shall be borne by Old Dominion. No Indemnitee shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of Old Dominion, but only insofar as the Facility Owner shall not have commenced the exercise of remedies pursuant to
Section 17 of the Operating Equipment Agreement or Section 17 of the Operating Foundation Agreement, as the case may be, following which such Indemnitee may enter into such settlement or compromise without such consent.

         (f) SUBROGATION. To the extent that a Claim indemnified by Old Dominion under this Section 8.1 is in fact paid by Old Dominion or an insurer under an insurance policy maintained by Old Dominion, Old Dominion or such insurer shall be subrogated to the rights and remedies of the Indemnitee on whose behalf such Claim was paid to the extent of such payment (other than rights of such Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Should an Indemnitee receive any refund, in whole or in part, with respect to any Claim paid by Old Dominion hereunder, it shall promptly pay the lesser of (i) the amount refunded reduced by the amount of any Tax incurred by reason of the receipt of such refund and increased by the amount of any Tax saved as a result of such payment or (ii) the amount Old Dominion or any of its insurers has paid in respect of such Claim over to Old Dominion.

         (g) MINIMIZE CLAIMS. The Owner Participant, the Facility Owner, the Owner Trustee, the Agent and the Lenders will use their respective reasonable efforts to minimize Claims indemnifiable by Old Dominion under this Section 8.1, including by complying with reasonable requests by Old Dominion to do or to refrain from doing any act if such compliance is, in the good faith opinion of the Owner Participant, the Facility Owner, the Owner Trustee, the Agent or a Lender, as the case may be, of a purely ministerial nature or otherwise has no unindemnified adverse impact on the Owner Participant, the Facility Owner, the Owner Trustee, the Agent or a Lender, as the case may be, or any Affiliate of any thereof or on the business or operations of any of the foregoing.

         SECTION 8.2.      GENERAL TAX INDEMNITY

         (a) INDEMNITY. Except as provided in paragraph (b), Old Dominion agrees to indemnify, on an After-Tax Basis, each of the Owner Trustee, the Trust Company in its individual capacity, the Trust Estate, the Owner Participant, the Agent, the Lenders and Fleet, their respective successors and assigns, and the Affiliates of each of the foregoing (each a "Tax Indemnitee") for and to hold each Tax Indemnitee harmless from and against all Taxes that are imposed upon any Tax Indemnitee, Clover Unit 2 or the Facility Owner's Unit 2 Interest, or any portion or Component thereof, modification thereto or any interest therein, or upon any Transaction

Document or interest therein or payment made thereunder, arising out of, in connection with or relating to, any of the following:

                  (i) the construction, financing, refinancing, acquisition, operation, warranty, ownership, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, sale or other disposition, insuring, sublease, or other use of Clover Unit 2 or any portion or Component thereof, Modification thereto or any interest therein;

                  (ii) the conduct of the business or affairs of Old Dominion or the Clover Power Station;

                  (iii) the manufacture, design, purchase, acceptance, rejection, delivery or condition of, or improvement to, Clover Unit 2, or any portion or Component thereof, modification thereto or any interest therein;

                  (iv)  the  Ground  Lease  and  Sublease,  the  Head  Equipment
         Agreement, the Head Foundation Agreement, the Operating Equipment Agreement, the Operating Foundation Agreement, the Pollution Control Assets Lease, the Clover Agreements (including any claim arising out of any consent by, or right of first refusal of, Virginia Power), the Old Dominion Indenture or any other Transaction Document, the execution or delivery thereof, or the performance, enforcement or amendment of the terms thereof;

                  (v) the payment or receipt of Basic Payment, Foundation Basic Payment, Supplemental Payment, Foundation Supplemental Payment, Head Equipment Agreement Basic Cost, Head Foundation Agreement Basic Cost, interest or principal on the Loan Certificates or any other amount paid or payable by or to any Person pursuant to the Transaction Documents; or

                  (vi) otherwise in respect of the transactions contemplated by the Transaction Documents.

         (b) EXCLUDED TAXES. The indemnity provided for in paragraph (a) above shall not extend to any of the following Taxes (the "Excluded Taxes"):

                  (i) Taxes (other than any sales, use, value added, property or transfer Taxes or Taxes in the nature thereof and other than the Halifax County business license tax) imposed on, based on or measured by (I) net income (including any capital gain minimum taxes or taxes on items of tax preference), or (II) gross income, net or gross receipts, capital or net worth, imposed by (x) the U.S. federal government or, in the case of Taxes described in clause (I) above (other than with respect to the Lenders), the Commonwealth of Virginia or (y) any jurisdiction (including the Commonwealth of Virginia) in which the Tax Indemnitee is subject to such Taxes by reason of transactions or activities unrelated to the transactions contemplated by the Transaction Documents or by reason of the presence of any office (other than an office the Tax Indemnitee is treated as having solely by reason of the transactions contemplated by the Transaction Documents) or other property (other than the Clover Power Station, the Clover Real Estate or any interest in either, Modification thereto or Component thereof or any interest under the Transaction Documents) of such Tax Indemnitee in such jurisdiction;

                  (ii) Accumulated earnings, withholding, personal holding company, excess profits, succession or estate, franchise, conduct of business, other similar Taxes and Taxes in the nature thereof (other than any sales, use, value added, property or transfer Taxes or Taxes in the nature thereof and other than the Halifax County business license tax) imposed by (x) the U.S. federal government or, in the case of Taxes on, based on, or measured by net income (other than with respect to the Lenders), the Commonwealth of Virginia or (y) any jurisdiction (including the Commonwealth of Virginia) in which the Tax Indemnitee is subject to such Taxes by reason of transactions or activities unrelated to the transactions contemplated by the Transaction Documents or by reason of the presence of any office (other than an office the Tax Indemnitee is treated as having solely by reason of the transactions contemplated by the Transaction Documents) or other property (other than the Clover Power Station, the Clover Real Estate or any interest in either, Modification thereto or Component thereof or any interest under the Transaction Documents) of such Tax Indemnitee in such jurisdiction;

                  (iii) Taxes attributable to any period after the expiration or earlier termination of the Operating Equipment Agreement and the Operating Foundation Agreement and return of the Equipment Interest and the Foundation Interest to the Owner Trustee not attributable to an Event of Default (other than Taxes attributable to payments made by a Lessee Person of any amounts under the Transaction Documents after such event);

                  (iv) Taxes imposed with respect to a Tax Indemnitee or any transferee or assignee of any such Tax Indemnitee that result from the breach by such Tax Indemnitee or such transferee or assignee, as the case may be, or any Affiliate thereof of any of its representations, warranties or covenants in any of the Operative Documents or the gross negligence or willful misconduct of such Tax Indemnitee or such transferee or assignee, as the case may be, or any Affiliate;

                   (v) Taxes imposed on the Owner Participant, the Owner Trustee or the Trust Estate arising out of, or caused by, any assignment, sale, transfer or other disposition (i) by the Owner Participant of its Beneficial Interest or a portion thereof or any interest in any Operative Document, (ii) by the Owner Trustee of the Facility Owner's Unit 2 Interest or any portion or Component thereof or interest therein, any Operative Document, or any interest in or arising under any of the foregoing or (iii) of any interest in the Owner Participant, other than a disposition (w) in connection with an Event of Loss, (x) during the continuance of an Event of Default, (y) resulting from the exercise of rights or performance of obligations by Old Dominion under the Transaction Documents (including, without limitation, any repair, replacement, Modification or substitution of or to Clover Unit 2 or any Component thereof, the exercise of Old Dominion's rights under Section 13, 14, 18 or 19 of either Operating Lease, the exercise of the Purchase Option, the Return of the Equipment Interest or the Foundation Interest) or from the action of any Lessee Person or (z) in connection with the transactions contemplated to occur on the Closing Date (other than the transfer by Fleet of the Beneficial Interest to the Owner Participant);

                  (vi) Taxes, imposed on the Owner Participant, the Owner Trustee or the Trust Estate arising in connection with, or as a result of, Facility Owner's Liens or Owner Participant's Liens, in each case, attributable to the Tax Indemnitee;

                  (vii) Otherwise indemnifiable Taxes imposed against a transferee or assignee of any Tax Indemnitee to the extent of the excess of such otherwise indemnifiable Taxes over the amount of such Taxes that would have been imposed on such Tax Indemnitee (but not in respect of the calculation of After-Tax Basis);

                  (viii) Taxes that are included (and paid) as a part of the Transaction Costs;

                  (ix) Taxes imposed on the Owner Trustee or a Lender with respect to any fees or other compensation received by the Owner Trustee or the Lender, respectively, in its capacity as such, other than with respect to Lender Taxes imposed by the Commonwealth of Virginia (unless the Commonwealth of Virginia is a jurisdiction described in clause (y) of Section 8.2(b)(i) hereof with respect to such Lender and such Taxes);

                  (x) Taxes that would not have been imposed but for the failure of a Tax Indemnitee to comply with certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity, connection with the jurisdiction imposing such Taxes or other similar matters; PROVIDED that the foregoing exclusion shall only apply if (i) such Tax Indemnitee shall have been given timely written notice of such requirement by Old Dominion, and (ii) such Tax Indemnitee shall have determined that compliance with such requirement will not have, or create any material risk of having, any adverse consequence to such Tax Indemnitee or any Affiliate thereof that is not indemnified against by Old Dominion to the reasonable satisfaction of the Tax Indemnitee;

                  (xi) Taxes that would not have been imposed but for the failure of the Tax Indemnitee to comply with the contest provisions of paragraph (g) below, but only if the contest of such Taxes was effectively precluded as a result of such failure;

                  (xii) except with respect to the Halifax County business license tax, Taxes that would not have been imposed but for activities or assets of the Tax Indemnitee (or its Affiliates), or the presence in the taxing jurisdiction of the Tax Indemnitee (or its Affiliates), in each case unrelated to the transactions contemplated by the Transaction Documents;

                  (xiii) Taxes imposed on any Tax Indemnitee that would not have been imposed but for an amendment to any Operative Document to which Old Dominion is not a party executed by such Tax Indemnitee (or, in the case of the Owner Participant, by the Facility Owner if acting at the express direction of the Owner Participant) that was not joined in, consented to or requested by Old Dominion unless such consent was required by the Operative Documents or is made while an Event of Default is continuing;

                  (xiv) Taxes  imposed on the Owner  Participant  that would not have been imposed but for the trust created under the Trust Agreement or the Owner Participant being organized under the laws of a jurisdiction other than the United States or any state thereof;

                  (xv) Taxes based on or measured by the value of the interest of a Lender in any Loan Certificate (other than Taxes imposed by the Commonwealth of Virginia); and

                  (xvi) any sales, use, value added or similar Taxes imposed by the U.S. federal government that are expressly by their terms in substitution for or in lieu of any Taxes specified in clauses (i) or
         (ii) above.

The Owner Participant and the Owner Trustee will, at Old Dominion's expense, use reasonable efforts to comply with reasonable requests by Old Dominion to do or to refrain from doing any act if such compliance is, in the good faith opinion of the Owner Participant, of a purely ministerial nature or otherwise has no unindemnified adverse impact on the Owner Participant or Owner Trustee or any Affiliate of either thereof or on the business or operations of any of the foregoing. A Tax Indemnitee shall also include the employees, officers, directors and agents of any Tax Indemnitee to the extent of any secondary liability for indemnifiable Taxes.

         (c) PAYMENT. Each payment required to be made by Old Dominion to a Tax Indemnitee pursuant to paragraph (a) shall be paid in immediately available funds by the later of (A) 10 Business Days following Old Dominion's receipt of the Tax Indemnitee's written demand for the payment (which demand shall be accompanied by an Officer's Certificate of the Tax Indemnitee describing in reasonable detail the Taxes for which the Tax Indemnitee is demanding indemnity and the computation of such Taxes), (B) subject to paragraph (g) below, in the case of amounts which are being contested pursuant to such paragraph (g), at the time and in accordance with a final determination of such contest (including all appeals permitted hereby and by law; PROVIDED that no Tax Indemnitee shall be required to pursue any appeal to the United States Supreme Court), or (C) in the case of any indemnity demand for which Old Dominion has requested review and determination pursuant to paragraph (d) below, the completion of such review and determination; provided, however in no event later than the date which is five Business Days prior to the date on which such Taxes are required to be paid to the applicable taxing authority. Any amount payable to Old Dominion pursuant to paragraph (e) or (f) below shall be paid promptly after the Tax Indemnitee realizes a Tax Benefit (determined using the same assumptions set forth in the second sentence under the definition of After-Tax Basis) giving rise to a payment under paragraph (e) or receives a refund or credit giving rise to a payment under paragraph (f), as the case may be, and shall be accompanied by an Officer's Certificate of the Tax Indemnitee computing in reasonable detail the amount of such payment. Upon the final determination of any contest pursuant to paragraph (g) below in respect of any Taxes for which Old Dominion has made a Tax Advance, the amount of Old Dominion's obligation under paragraph (a) above shall be determined as if such Tax Advance had not been made. Any obligation of Old Dominion under this Section 8.2 and the Tax Indemnitee's obligation to repay the Tax Advance will be satisfied first by set off against each other, and any difference owing by either party will be paid within 10 days of such final determination, but not prior to the date determined in accordance with the first sentence of this paragraph (c).

         (d) INDEPENDENT EXAMINATION. Within 15 days after Old Dominion receives any computation from the Tax Indemnitee, Old Dominion may request in writing that an independent public accounting firm selected by the Tax Indemnitee and reasonably acceptable to Old Dominion review and determine on a confidential basis the amount of any indemnity payment by Old Dominion to the Tax Indemnitee pursuant to paragraph (a) above or any payment by a Tax Indemnitee to Old Dominion pursuant to paragraph (e) or (f) below. The Tax Indemnitee shall cooperate with such accounting firm and supply it with all documentation and records necessary for the accounting firm to conduct such review and determination (including relevant data from the Indemnitee's income tax returns but not such returns themselves), PROVIDED that such accounting firm shall agree in writing in a manner satisfactory to the Tax Indemnitee to maintain the confidentiality of such information. The parties hereto agree that the independent public accounting firm's sole responsibility shall be to verify the computation of any payment pursuant to this Section 8.2 and that matters of interpretation of this Participation Agreement or any other Operative Document are not within the scope of the independent accountant's responsibility. The fees and disbursements of such accounting firm will be paid by Old Dominion, PROVIDED that such fees and disbursements will be paid by the Tax Indemnitee if the verification results in an adjustment in Old Dominion's favor of five percent or more of the net present value (using a discount rate equal to the rate of interest on underpayments of federal income tax for the period in question and calculating such value as of the date such payment becomes due and payable under this Agreement) of the indemnity payment or payments computed by the Tax Indemnitee.

         (e) TAX BENEFIT. If, as the result of any Taxes paid or indemnified against by Old Dominion under this Section 8.2, the aggregate Taxes paid by the Tax Indemnitee for any taxable year and not subject to indemnification pursuant to this Section 8.2 are less (whether by reason of a deduction, credit, allocation or apportionment of income or otherwise) than the amount of such Taxes that otherwise would have been payable by such Tax Indemnitee (a "Tax Benefit"), then to the extent such Tax Benefit was not taken into account in determining the amount of indemnification payable by Old Dominion under paragraph (a) above and provided no Default or Event of Default shall be continuing, such Tax Indemnitee shall pay to Old Dominion the lesser of (A) (y) the amount of such Tax Benefit, plus (z) an amount equal to any United States federal, state or local income tax benefit resulting from the payment under clause (y) above (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis) and (B) the amount of the indemnity paid pursuant to this Section 8.2 giving rise to such Tax Benefit. If it is subsequently determined that the Tax Indemnitee was not entitled to such Tax Benefit, the portion of such Tax Benefit that is repaid or recaptured will be treated as Taxes for which Old Dominion must indemnify the Tax Indemnitee pursuant to this Section 8.2 without regard to paragraph (b) hereof.





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




         (f) REFUND. If a Tax Indemnitee obtains a refund or credit of all or part of any Taxes paid, reimbursed or advanced by Old Dominion pursuant to this
Section 8.2, the Tax Indemnitee promptly shall pay to Old Dominion the amount of such refund or credit plus or minus any net tax benefit or detriment realized by such Tax Indemnitee as a result of any Taxes incurred by such Tax Indemnitee by reason of the receipt or accrual of such refund or credit as well as any Tax benefits or credits by reason of such payment to Old Dominion (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis), PROVIDED that (A) if at the time such payment is due to Old Dominion and a Bankruptcy Default, Payment Default or an Event of Default under the Operating Equipment Agreement or the Operating Foundation Agreement shall have occurred and be continuing, such amount shall not be payable until such Bankruptcy Default, Payment Default or Event of Default under the Operating Equipment Agreement or the Operating Foundation Agreement has been cured, and
(B) the amount payable to Old Dominion pursuant to this sentence (net of any amount in respect of any tax benefit realized by reason of the payment hereunder) shall not exceed the amount of the indemnity payment in respect of such refunded or credited Taxes that was made by Old Dominion (net of any amount that was necessary to make such payment on an After-Tax Basis). If it is subsequently determined that the Tax Indemnitee was not entitled to such refund or credit, the portion of such refund or credit that is repaid or recaptured will be treated as Taxes for which Old Dominion must indemnify the Tax Indemnitee pursuant to this Section 8.2 without regard to paragraph (b) hereof. If, in connection with a refund or credit of all or part of any Taxes paid, reimbursed or advanced by Old Dominion pursuant to this Section 8.2, a Tax
Indemnitee receives an amount representing interest on such refund or credit, the Tax Indemnitee promptly shall pay to Old Dominion the amount of such interest that shall be fairly attributable to such Taxes paid, reimbursed or advanced by Old Dominion prior to the receipt of such refund or credit net of Taxes payable in respect of such receipt.

         (g)  CONTEST.

                  (1) Notice of Contest. If a written claim for payment is made by any taxing authority against a Tax Indemnitee for any Taxes with respect to which Old Dominion may be liable for indemnity hereunder (a "Tax Claim"), such Tax Indemnitee shall give Old Dominion written notice of such Tax Claim as soon as practicable, and in no event more than 30 days after its receipt, and shall furnish Old Dominion with copies of such Tax Claim and all other writings received from the taxing authority relating to such claim, PROVIDED that failure so to notify Old Dominion within such 30-day period shall not relieve Old Dominion of any obligation to indemnify the Tax Indemnitee hereunder except as provided in clause (xi) of Section 8.2(b). The Tax Indemnitee shall not pay such Tax Claim until at least 30 days after providing Old Dominion with such written notice, unless required to do so by law or regulation.

                  (2) Control of Contest. Subject to Subsection (g)(3) below, Old Dominion will be entitled to contest, and control the contest of, any Tax Claim if such Tax Claim may be and is segregated procedurally from tax claims for which Old Dominion is not obligated to indemnify the Tax Indemnitee and the Tax Indemnitee in good faith determines that there is no material risk of it or an Affiliate being adversely affected by





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



         such contest or the conduct thereof, PROVIDED that Old Dominion shall use its best efforts to contest such Tax Claim in its own name and if it is contesting the Tax Claim in the Tax Indemnitee's name, it shall consult with such Tax Indemnitee with respect to the contest of such Tax Claim. In the case of a Tax Claim that Old Dominion is not entitled to contest, or that Old Dominion and the Tax Indemnitee otherwise agree that the Tax Indemnitee shall contest:

                           (i) the Tax Indemnitee will contest and control such
                  Tax Claim in good faith,

                           (ii) at Old Dominion's written request, if payment is
                  made to the applicable taxing authority, the Tax Indemnitee shall use reasonable efforts to obtain a refund thereof in appropriate administrative or (subject to the proviso in the parenthetical clause in subparagraph (B) of paragraph (c) above) judicial proceedings,

                           (iii) the Tax Indemnitee  shall consult with and keep
                  reasonably informed Old Dominion and its designated counsel with respect to such Tax Claim and shall consider and consult with Old Dominion concerning any request by Old Dominion to
                  (a) resist payment of Taxes demanded by the taxing authority in connection with such Tax Claim if practical and (b) not pay such Taxes except under protest if protest is necessary and proper,

                           (iv)  the  Tax  Indemnitee  will  not,   without  Old
                  Dominion's prior written consent (not unreasonably to be withheld), forego any administrative appeal, proceeding, hearing or conference if doing so would preclude as a matter of law initiating or contesting further such Tax Claim, and

                           (v) the Tax  Indemnitee  shall not otherwise  settle,
                  compromise or abandon such contest without Old Dominion's prior written consent (not unreasonably to be withheld) except as provided in paragraph (g)(4) below.

                  (3) Conditions of Contest. Notwithstanding the foregoing, no contest with respect to a Tax Claim will be required pursuant to this
         Section 8.2, and Old Dominion shall be required to pay the applicable Taxes without contest, unless:

                           (i) within 30 days after notice by the Tax Indemnitee
                  to Old Dominion of such Tax Claim, Old Dominion shall request in writing that such Tax Claim be contested, PROVIDED that if a shorter period is required for taking action with respect to such Tax Claim and the Tax Indemnitee notifies Old Dominion of such requirement, Old Dominion shall use reasonable best efforts to request such contest within such shorter period,

                           (ii) no Event of Default under the Operating
                  Equipment Agreement or the Operating Foundation Agreement has occurred and is continuing,





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




                           (iii) there is no risk of sale, forfeiture or loss of, or the creation of a Lien on the Facility Owner's Unit 2 Interest or any Component thereof as a result of such Tax Claim, PROVIDED that this clause (iii) shall not apply if Old Dominion posts security satisfactory to the Tax Indemnitee, or the Tax is paid in either manner specified in clause (iv) below,

                           (iv) if such  contest  involves  payment of such Tax,
                  Old Dominion will either advance to the Tax Indemnitee on an interest-free basis (without reduction for any Tax savings that the Tax Indemnitee may realize as a result of the payment of such Tax) and with no after tax cost to such Tax Indemnitee or the Owner Participant, which advance will be repaid in full by the Tax Indemnitee upon the conclusion of the contest (a "Tax Advance") or pay such Tax Indemnitee the amount payable by Old Dominion pursuant to paragraph (a) above with respect to such Tax,

                           (v) Old  Dominion  agrees to pay (and pays on demand)
                  and with no after tax cost to such Tax Indemnitee or the Owner Participant all reasonable costs and expenses incurred by the Tax Indemnitee in connection with the contest of such claim (including, without limitation, reasonable fees and disbursements of counsel),

                           (vi) the Tax Indemnitee has been provided at Old Dominion's sole expense with an opinion, reasonably acceptable to such Tax Indemnitee, of independent tax counsel of recognized standing selected by Old Dominion and reasonably acceptable to the Tax Indemnitee to the effect that there is a reasonable basis for contesting such Tax Claim, and

                           (vii) the amount of Taxes in controversy, taking into
                  account the amount of all similar and logically related Taxes with respect to the transactions contemplated by Operative Documents that could be raised in any other year (including any future year) not barred by the statute of limitations, exceeds $50,000.

                  (4) Waiver of Indemnification. Notwithstanding anything to the contrary contained in this Section 8.2, the Tax Indemnitee at any time may elect to decline to take any action or any further action with respect to a Tax Claim and may in its sole discretion settle or compromise any contest with respect to such Tax Claim without Old Dominion's consent if the Tax Indemnitee:

                           (i) waives its right to any indemnity payment by Old
                  Dominion pursuant to this Section 8.2 in respect of such Tax Claim, and

                           (ii) promptly  repays to Old Dominion any Tax Advance
                  and any amount paid to such Tax Indemnitee under paragraph (a) above in respect of such Taxes, plus interest on such Tax Advance or other amounts at the IRS rate for





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



                  refunds (or other applicable state or local interest rate for refunds), payable from the date of payment of such amounts by Old Dominion to the Tax Indemnitee to (but excluding) the date of repayment of such amounts by the Tax Indemnitee to Old Dominion.

         If the Tax Indemnitee settles a Tax Claim in respect of which the consent of Old Dominion to such settlement is required and has reasonably been withheld and if Old Dominion is thereby precluded as a matter of law from initiating or continuing a contest hereunder of any Tax Claim for any other taxable period, the Tax Indemnitee shall be deemed to have waived the payment by Old Dominion under this Section
         8.2 of any indemnity amounts in respect of any such other Tax Claim.

         (h)  REPORTS.

                  (1) If any report, statement or return is required to be filed by a Tax Indemnitee with respect to any Tax that is subject to indemnification under this Section 8.2, Old Dominion will (1) notify the Tax Indemnitee in writing of such requirement not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) and (2) either (x) if permitted by applicable law, prepare such report, statement or return for filing by Old Dominion in such manner as will show the ownership of Clover Unit 2 by the Owner Trustee for United States federal, state and local income tax purposes (if applicable), send a copy of such report, statement or return to the Tax Indemnitee and timely file such report, statement or return with the appropriate taxing authority, or (y) if so directed by the Tax Indemnitee or in any event if practicable and if the return to be filed reflects only information in respect of the transactions contemplated by the Operative Documents, prepare and furnish to such Tax Indemnitee not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) a proposed form of such report, statement or return for filing by the Tax Indemnitee. If no report, statement or return is required to be filed with respect to a Tax subject to indemnification under this Section 8.2, Old Dominion will notify the Tax Indemnitee of such Tax in writing not later than 30 days prior to the due date for payment of such Tax.

                  (2) Subject to paragraph (c) above, not later than the date which is five Business Days prior to the date any Tax described in the preceding clause (1) is required to be paid by the Tax Indemnitee, Old Dominion will either (y) if permitted by applicable law, pay such Tax directly to the appropriate taxing authority or (z) pay the Tax Indemnitee the amount of such Tax in immediately available funds.

                  (3) Each of the Tax Indemnitee or Old Dominion, as the case may be, will timely provide the other, at Old Dominion's expense, with all information in its possession that the other party may reasonably require and request to satisfy its obligations under this paragraph
         (h). Old Dominion shall hold each Tax Indemnitee harmless on an After-Tax Basis from and against all liabilities arising out of any insufficiency or inaccuracy of any report, statement or return if such insufficiency or





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



         inaccuracy results from the insufficiency or inaccuracy of any information required to be supplied by Old Dominion pursuant to this paragraph (h) in preparing and filing such report, statement or return.

         (i) NON-PARTIES. If a Tax Indemnitee is not a party to this Agreement, Old Dominion may require such Tax Indemnitee to agree in writing, in a form reasonably acceptable to Old Dominion, to the terms of this Section 8 prior to making any payment to such Tax Indemnitee under this Section.

         SECTION 8.3. SURVIVAL. All the rights, privileges and obligations arising from this Section 8 shall survive the termination of this Agreement.


SECTION 9.        OLD DOMINION'S RIGHT OF QUIET ENJOYMENT

         Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Operating Equipment Agreement, the Operating Foundation Agreement and the Ground Lease and Sublease and expressly, severally and as to its own actions only, agrees that, so long as no Event of Default under the Operating Equipment Agreement or the Operating Foundation Agreement has occurred and is continuing, it shall not take or cause to be taken any action contrary to Old Dominion's rights under the Operating Equipment Agreement, the Operating Foundation Agreement, the Ground Lease and Sublease or the Clover Agreements Assignment, including the right to possession, use and quiet enjoyment of the Equipment Interest, the Foundation Interest and the Ground Interest by Old Dominion.


SECTION 10.       SUPPLEMENTAL FINANCING; LOAN PREPAYMENTS AND REFINANCINGS.

         SECTION 10.1. FINANCING MODIFICATIONS. Upon the request of Old Dominion delivered at least 90 days prior to financing the Facility Owner's Percentage of the cost of any Modification, the Facility Owner, the Agent and the Lenders agree to cooperate with Old Dominion to (i) issue Additional Loan Certificates under the Loan Agreement to finance such Modifications which will rank PARI PASSU with the Loan Certificates then outstanding as to the Collateral and which will not be secured by the Payment Undertaking Agreement, the Payment Undertaking Pledge Agreement or the Payment Undertaking Collateral; (ii) execute and deliver one or more supplements to the Loan Agreement and, if applicable, the Leasehold Mortgage for purposes of subjecting any such Modifications to the Liens thereof; and (iii) execute and deliver an amendment to the Operating Equipment Agreement or the Operating Foundation Agreement, as the case may be, to reflect the adjustments required by clause (vi) below; PROVIDED, HOWEVER, that (A) the Owner Participant shall have been given the opportunity, but shall have no obligation, to provide all or part of the funds required to finance any such Modification by making an Additional Equity Investment in such amount, if any, as it may determine in its sole and absolute discretion, but Old Dominion shall have no obligation to accept such Additional Equity Investment; and (B) the conditions set forth below and in Section 2.11 of the Loan





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



Agreement shall have been satisfied. The obligation to finance such Modifications through the issuance of Additional Loan Certificates (which Old Dominion may not purchase) under Section 2.11 of the Loan Agreement (any financing of Modifications through the issuance of such Additional Loan Certificates under the Loan Agreement being called a "Supplemental Financing") is subject to the following additional conditions:

         (i) no Payment Default, Bankruptcy Default or Event of Default under the Operating Equipment Agreement or the Operating Foundation Agreement shall have occurred and be continuing unless, in the case of an Event of Default under the Operating Equipment Agreement or the Operating Foundation Agreement, the installation or construction of the Modification to be financed in such Supplemental Financing shall effect the cure of such Event of Default and such Modification shall be made in compliance with the Clover Agreements and the other Operative Documents;

         (ii) there shall be no more than one Supplemental Financing in any calendar year, and no more than three (3) Supplemental Financings during the Terms of the Operating Equipment Agreement and the Operating Foundation Agreement;

         (iii) each Supplemental Financing shall be for an amount not less than $20 million and the aggregate principal amount of the Loan Certificates issued in connection with any Supplemental Financing shall not be greater than 90% of the cost of such Modifications;

         (iv) the aggregate principal amount of the Loan Certificates at any time outstanding (including the Additional Loan Certificates issued in connection with such Supplemental Financing) shall not exceed 80% of the Fair Market Sales Value of the Facility Owner's Unit 2 Interest, taking into account the proposed and all prior Modifications to Clover Unit 2;

         (v) each Additional Loan Certificate issued in connection with such Supplemental Financing shall have a final maturity date no later than the Loan Maturity Date;

         (vi) appropriate adjustments pursuant to Section 3.4 of the Operating Equipment Agreement and/or Section 3.4 of the Operating Foundation Agreement, as the case may be, shall be made to Basic Payments or Foundation Basic Payments, the applicable Termination Values, Equity Exposure Amounts and the Purchase Option Price or Foundation Purchase Option Price to protect the Net Economic Return (determined without regard to any tax benefits associated with such Modifications) and to provide the Owner Trustee with sufficient funds to pay the principal and interest on such Additional Loan Certificates;

         (vii) the Owner Participant shall have received a favorable opinion of the Owner Participant's Tax Counsel (such opinion to be reasonably satisfactory to the

                  Owner Participant) to the effect that the Supplemental Financing creates no incremental tax risk to the Owner Participant;

         (viii) the Owner Participant shall suffer no adverse accounting effects from such Supplemental Financing;

         (ix) Old Dominion shall provide a Qualifying Surety Bond or Qualifying Letter of Credit with respect to any increase in the Equity Exposure Amount resulting from the adjustments required by clause (vi);

         (x) Old Dominion shall have made or delivered such representations, warranties, covenants, opinions or certificates as Facility Owner, the Owner Trustee, the Owner Participant, the Agent or any Lender may reasonably request; and

         (xi) Old Dominion shall pay to the Owner Participant a financing fee of $25,000 for each Supplemental Financing.

         SECTION 10.2.     OPTIONAL REFINANCING OF THE SERIES A LOAN
                           CERTIFICATE.

                  (a) If (i) the senior unsecured debt obligations (or long-term deposits) of the Bank shall not be rated at least "AA" by S&P and "Aa2" by Moody's and (ii) the Series A Lender shall not have approved collateral offered by Old Dominion to substitute for the Payment Undertaking Collateral (which approval shall be given by the Series A Lender in its absolute discretion) within 5 Business Days of such offer, then at the request of Old Dominion, the Owner Participant, the Facility Owner, the Owner Trustee and the Agent agree to cooperate with Old Dominion to refinance the Series A Loan Certificate in whole but not in part, through the issuance of Additional Loan Certificates. The obligation of the Owner Participant, the Facility Owner and the Owner Trustee to effect such a refinancing shall be subject to the satisfaction of all conditions to the issuance of Additional Loan Certificates under Section 2.11 of the Loan Agreement and to the satisfaction of the following additional conditions:

                  (i) no Payment Default, Bankruptcy Default or Event of Default under the Operating Equipment Agreement or the Operating Foundation Agreement shall have occurred and be continuing;

                  (ii) the principal amount of such Additional Loan Certificates shall be equal to the outstanding principal amount of the Series A Loan Certificate on the date such Loan Certificate is refinanced (the "Loan Refinancing Date") (after taking into account any scheduled amortization of principal, if any, occurring on such Loan Refinancing
         Date);

                  (iii) each Additional Loan Certificate shall be prepayable without premium or penalty of any kind and shall have a final maturity date no later than the Loan Maturity Date;

                  (iv) appropriate adjustments pursuant to Section 3.4 of the Operating Equipment Agreement and Section 3.4 of the Operating
         Foundation Agreement shall be made to Basic Payments and Foundation Basic Payments and the applicable Termination Values in order to preserve the Owner Participant's Net Economic Return and reflect the interest rate on the Additional Loan Certificates;

                  (v) Old Dominion shall pay (x) if the Loan Refinancing Date is a Payment Date, the Basic Payments and Foundation Basic Payments due on such date (to the extent payable in arrears), or (y) if the Loan Refinancing Date is not a Payment Date, accrued and unpaid interest on the Series A Loan Certificate being refinanced for the period from the immediately preceding Payment Date to the Loan Refinancing Date;

                  (vi) such refinancing shall not, in and of itself, result in a violation of Applicable Law not attributable to a default in, or a breach of, the obligations of any such Person hereunder or under the other Operative Documents;

                  (vii) the representations and warranties of Old Dominion set forth in clause (n) of Section 3.3 of this Agreement shall be true and correct in all material respects on and as of the Loan Refinancing Date with the same force and effect as though made on and as of such Loan Refinancing Date and the Owner Participant, the Owner Trustee, the Facility Owner and the Agent shall have received an Officer's Certificate from Old Dominion to such effect;

                  (viii) any authorization or approval or other action by, or notice to or filing with, any Governmental Entity required for such issuance of Additional Loan Certificates has been duly obtained, taken or given and the Owner Participant, the Owner Trustee, the Facility Owner and the Agent shall have received one or more opinions of counsel for Old Dominion (such opinions and such counsel to be reasonably acceptable to the Owner Participant, the Owner Trustee and the Agent) to such effect;

                  (ix) the  representations  and warranties set forth in Section
         3.4 of this Agreement shall be true and correct in all material respects on and as of the Loan Refinancing Date with the same force and effect with respect to the new Lenders as of such Loan Refinancing Date and the Owner Participant, the Owner Trustee and the Agent shall have received an Officer's Certificate from the new Lenders to such effect;

                  (x) all documentation in connection with such refinancing shall be reasonably satisfactory to the Owner Trustee, the Facility Owner and the Owner Participant;

                  (xi) the Owner Participant shall at the expense of Old Dominion have obtained a favorable tax opinion from the Owner Participant's Tax Counsel to the effect that the exercise of such refinancing right (as opposed to the existence of such right) will not result in a material incremental risk of any adverse tax consequence to the Owner Participant;

                  (xii) the Owner Participant shall not suffer any adverse accounting effects as a result of such refinancing, including but not limited to, the loss of leveraged lease accounting;

                  (xiii)   such    additional    representations,    warranties,
         indemnities and opinions of counsel as the Owner Participant or the Owner Trustee shall reasonably request.

         SECTION 10.3. FINANCING AND REFINANCING COSTS. Old Dominion hereby agrees to pay, on an After-Tax Basis, all reasonable costs and expenses of the Transaction Parties, including the reasonable fees and expenses of counsel to the Owner Participant, the Owner Trustee, the Facility Owner, the Lenders and the Agent, in each case to the extent incurred in connection with any financing or refinancing pursuant to this Section 10 whether or not the financing or refinancing is consummated.


SECTION 11.       CONVEYANCE OF TITLE TO RETAINED ASSETS

         (a) Notwithstanding the provisions of any Operative Document, including, but not limited to Section 6 of the Operating Equipment Agreement and
Section 6 of the Operating Foundation Agreement, Old Dominion shall have the right to convey legal title to any or all Retained Assets to a Person in a transaction characterized as a sale and leaseback for United States commercial law purposes, but in which ownership is conveyed for tax purposes of the domicile of such Person, but only for purposes of the domicile of such Person, PROVIDED THAT such transaction satisfies the following conditions:

                  (i) no Payment Default, Bankruptcy Default or Event of Default under the Operating Equipment Agreement or the Operating Foundation Agreement shall have occurred and be continuing;

                  (ii) such conveyance and related leaseback shall not affect the status of the Head Equipment Agreement and the Head Foundation Agreement as conveying ownership for United States income tax purposes to the Owner Participant;

                  (iii) the interest of any purchaser of legal title to Retained Assets or any portion thereof is subject and subordinate to the interest of the Owner Trustee under the Head Equipment Agreement and the Head Foundation Agreement;

                  (iv) such conveyance and leaseback does not otherwise adversely affect any right or interest of the Facility Owner under the Operating Equipment Agreement, the Operating Foundation Agreement, the Head Equipment Agreement, the Head Foundation Agreement or any other Operative Document, the Owner Participant under any Operative Document or of the Lenders or the Agent under the Loan Agreement, the Leasehold Mortgage or the Payment Undertaking Agreement, and the parties hereto shall have received an opinion, reasonably satisfactory to each, with respect to the continued validity of the interest created by the Head Agreements, and the continued validity of the Liens created by the Loan Agreement and the Leasehold Mortgage;

                  (v) if the transaction adversely affects the status of the Head Equipment Agreement or the Head Foundation Agreement as conveying ownership for state or local income tax purposes in Virginia, appropriate adjustments pursuant to Section 3.4 of the Operating Equipment Agreement and Section 3.4 of the Operating Foundation Agreement shall be made to Basic Payments, Foundation Basic Payments, Termination Values, Equity Exposure Amounts, Purchase Option Price and Foundation Purchase Option Price to protect the Owner Participant's Net Economic Return;

                  (vi) Old Dominion shall provide a Qualifying Surety Bond or Qualifying Letter of Credit with respect to any increase in the Equity Exposure Amounts as a result of any adjustment pursuant to clause (v) of this Section 11;

                  (vii) the Owner Participant shall receive a favorable opinion of Owner Participant's Tax Counsel reasonably satisfactory to Owner Participant in form and scope, to the effect that the proposed transaction creates no incremental tax risk to the Owner Participant, the Owner Trustee or any Affiliate of either thereof;

                  (viii) Old Dominion shall provide the Owner Participant an indemnity in form and substance satisfactory to the Owner Participant against any adverse tax consequences resulting in whole or in part from the proposed transaction;

                  (ix) the entering into of such transaction shall be permitted by the Clover Agreements and the Old Dominion Indenture;

                  (x) Old Dominion shall remain fully and primarily liable for its obligations under the Operative Documents; and

                  (xi) Old Dominion shall pay to the Owner Participant a fee of $25,000.

         (b) Not later than 30 days prior to the date of consummation of a transaction contemplated by this Section 11, Old Dominion will give the Owner Trustee, the Owner Participant and the Agent written notice of its intention to consummate such a transaction along with a written description of the transaction contemplated. In connection with the negotiation of such proposed transaction, Old Dominion will make available to the Owner Participant, the Agent and their counsel drafts of transaction documents in connection with such proposed transaction at such times as to permit sufficient review to determine compliance with this Section 11 and to determine whether the opinion of counsel contemplated by clause (vii) of paragraph (a) of this Section 11 is favorable.

         (c) Old Dominion will reimburse the Owner Trustee, the Facility Owner, the Owner Participant, the Agent and the Lenders on an After-Tax Basis for all their costs and expenses including the reasonable fees and expenses of counsel, in connection with their review of the proposed transaction whether or not such transaction is consummated.


SECTION 12.       SPECIAL EQUITY REMEDY.

         Notwithstanding the limitations set forth in Section 5.1, upon the occurrence and during the continuance of a Special Equity Event, the Owner Participant may, upon not less than five days' written notice to Old Dominion and the Agent, require Old Dominion (or its designee as provided below) to purchase all of the Owner Participant's Beneficial Interest (the "Special Equity Remedy") on any date occurring not less than five days after such notice specified in such notice by the Owner Participant at a price equal to the Special Equity Remedy Amount determined as of the date of such purchase reduced by the sum of all amounts received in respect of the Equity Portion of Termination Value (including the Qualifying Equity Security Deposit and the Qualifying Surety Bond and substitutes thereafter) by the Owner Participant or the Facility Owner or the Owner Trustee on behalf of the Owner Participant as a result of the exercise of any remedies under Section 17 of the Equipment Operating Agreement and Section 17 of the Foundation Operating Agreement. On the date identified in the notice of the Owner Participant, Old Dominion shall pay to the Owner Participant the Special Equity Remedy Amount determined as of such date and reduced as provided in the immediately preceding sentence, plus all amounts of Supplemental Payments and Foundation Supplemental Payments (prorated to the date of such purchase) to the extent payable to the Owner Participant (including, without limitation, all costs and expenses of the Owner Participant and all sales, use, value added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the exercise of the Special Equity Remedy pursuant to this Section 12, to the extent such amounts have not otherwise been reimbursed pursuant to Section 12) due and payable on such date. Concurrently with the payment of all sums required to be paid pursuant to this
Section 12 (or on such later date of transfer of the Beneficial Interest in accordance with clause (ii) below) (i) Old Dominion shall cease to have any liability to the Owner Participant with respect to the Operative Documents, except for obligations (including, without limitation, Sections 8.1 and 8.2 hereof and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such date and (ii) the Owner Participant will transfer (by an appropriate instrument of transfer) the Beneficial Interest to Old Dominion; PROVIDED, HOWEVER, that if the Liens of the Loan Agreement and the Leasehold Mortgage have not been terminated or discharged, such transfer shall not be made to Old Dominion, but shall be made to Old Dominion's designee (provided such designee or its Affiliate is not a direct competitor of Virginia Power) promptly upon Old Dominion's designation of such designee and such designee will agree not to transfer the Beneficial Interest to Old Dominion until such Liens are terminated or discharged. At the time of any transfer under this Section 12 the Owner Participant shall represent and warrant as to the absence of Liens attributable to the Owner Participant on the Beneficial Interest. It is understood and agreed among the parties hereto that the transaction contemplated by this Section 12 shall not effect a merger of Old Dominion's ownership interest in Clover Unit 2 and the Clover Real Estate with the Facility Owner's Unit 2 Interest. Old Dominion will pay all reasonable costs and expenses of the parties (including reasonable attorneys' fees and disbursements) in connection with any purchase pursuant to this Section 12.


SECTION 13.       AGREEMENTS CONCERNING PAYMENT UNDERTAKING
                  AGREEMENT

         SECTION 13.1. AGREEMENT CONCERNING DATES IN PAYMENT UNDERTAKING AGREEMENT. The parties agree that the dates referred to in Section 3.2(a) of the Payment Undertaking Agreement are as follows:

                  (i) the applicable Termination Date on which the Operating Agreements shall be terminated pursuant to Section 10.2, 13, 14 or 18 of each thereof;

                  (ii) the Loan  Refinancing  Date on  which  the  Series A Loan
         Certificate   shall  be  prepaid   pursuant  to  Section  10.2  of  the
         Participation Agreement and Section 2.10 of the Loan Agreement;

                  (iii) the date of any termination of the Operating Agreements pursuant to Section 17 of each thereof;

                  (iv) the date upon which Termination Value or an amount determined by reference to Termination Value is payable under Section 17 of the Operating Agreements; and

                  (v) the date upon which the Owner Participant or its designee shall purchase the Series A Loan Certificate pursuant to Section 4.8 of the Loan Agreement.

         SECTION 13.2. PAYMENT OF EXCESS AMOUNTS. If (i) the Operating Agreements shall terminate pursuant to the provisions of Section 10.2, 13, 14, 17 or 18 of each thereof and (ii) Old Dominion shall have discharged all of its obligations under the Operative Documents, the Facility Owner or the Owner Participant, as the case may be, shall remit to Old Dominion any proceeds of the Payment Undertaking Agreement in excess of all amounts owed by Old Dominion under the Operative Documents.

         SECTION 13.3. PAYMENT DIRECTION BY FACILITY OWNER. If (i) the Loan Refinancing Date or the Obsolescence Termination Date shall occur and (ii) all amounts payable by Old Dominion on such Loan Refinancing Date or Obsolescence Termination Date, as the case may be, shall be paid or provided for, the Facility Owner will direct the Bank to pay to Old Dominion the amounts otherwise required to be paid by the Bank to the Facility Owner pursuant to Section 3.2(a) of the Payment Undertaking Agreement.

SECTION 14.       MISCELLANEOUS

         SECTION 14.1. CONSENTS. The Owner Participant covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the Facility Owner under the terms of the Operative Documents that by its terms is not to be unreasonably withheld by the Facility Owner.

         SECTION 14.2. BANKRUPTCY OF TRUST ESTATE. If (i) all or any part of the Trust Estate becomes the property of a debtor subject to the reorganization provisions of Title 11 of the United States Code, as amended from time to time,
(ii) pursuant to such reorganization provisions the Owner Participant is required, by reason of the Owner Participant being held to have recourse liability to the debtor or the trustee of the debtor directly or indirectly, to make payment on account of any amount payable as principal or interest on the Loan Certificates, and (iii) the Lender actually receives any Excess Amount, as defined below, which reflects any payment by the Owner Participant on account of clause (ii) above, the Lender shall promptly refund to the Owner Participant such Excess Amount. For purposes of this Section 13.2, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by the Lender if the Owner Participant had not become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this Section
13.2 shall prevent the Lender from enforcing any personal recourse obligations (and retaining the proceeds thereof) of the Owner Participant as contemplated by this Participation Agreement (other than referred to in clause (ii)).

         SECTION 14.3. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto (and, also, in connection with any termination of, or amendment to, those provisions for which Virginia Power is an intended beneficiary, approved by Virginia Power).

         SECTION 14.4. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to Old Dominion:

         Old Dominion Electric Cooperative
         4201 Dominion Boulevard
         Glen Allen, Virginia 23060
         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Finance

If to the Facility Owner:

         Clover Unit 2 Generating Trust
         c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware  19890-0001
         Facsimile No.:  (302) 651-8882
         Telephone No.:  (302) 651-1000
         Attention:  Corporate Trust Administration

If to the Owner Trustee:

         Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware  19890-0001
         Facsimile No.:  (302) 651-8882
         Telephone No.:  (302) 651-1000
         Attention:  Corporate Trust Administration


with a copy to:

the Owner Participant at the address set forth below.


If to the Owner Participant:

EPC Corporation
c/o Chrysler Capital Corporation
225 High Ridge Road
Stamford, Connecticut  06905

Telephone No.:  (203) 975-3500
Facsimile No.:  (203) 975-3911
Attention:  President




If to the Agent or the Series A Lender:

         Utrecht-America Finance Co.,
         c/o Rabobank Nederland, New York Branch
         245 Park Avenue
         New York, New York  10167-0062
         Facsimile No.:  (212) 916-7880
         Telephone No.:  (212) 916-7864
         Attention:  General Counsel's Office


If to the initial Series B Lender:

         Utrecht-America Finance Co.,
         c/o Rabobank Nederland, New York Branch
         245 Park Avenue
         New York, New York  10167-0062
         Facsimile No.:  (212) 916-7880
         Telephone No.:  (212) 916-7864
         Attention:  General Counsel's Office


A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

         Virginia Electric and Power Company
         P.O. Box 26666
         Richmond, Virginia  23261
         Attention:  President

         SECTION 14.5. SURVIVAL. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on the behalf of any such party under this Agreement shall be considered to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by any such party or on behalf of any such party.

         SECTION 14.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, including each successive holder of the Beneficial Interest permitted under Section 5.1. Except as expressly provided herein or in the other Operative Documents and except for any assignment to or by the Qualified Intermediary pursuant to the Exchange Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

         SECTION 14.7. BUSINESS DAY. Notwithstanding anything herein or in any other Operative Document to the contrary, if the date on which any payment is to be made pursuant to this Agreement or any other Operative Document is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business
Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         SECTION 14.8. GOVERNING LAW THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 14.9. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 14.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

         SECTION 14.11. HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 14.12.       LIMITATIONS OF LIABILITY.

         (a) LIABILITIES OF THE PARTICIPANTS. None of the Owner Trustee, the Trust Company or the Owner Participant shall have any obligation or duty to Old Dominion or to others with respect to the transactions contemplated hereby, except those obligations or duties expressly set forth in this Agreement and the other Operative Documents, and neither the Owner Trustee, the Trust Company nor the Owner Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Owner Participant be liable to Old Dominion for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Trustee, unless such action or inaction is at the direction of the Owner Participant, and such direction is expressly permitted hereby.

         (b) NO RECOURSE TO THE OWNER TRUSTEE. Anything in this Participation Agreement or the Loan Certificates to the contrary notwithstanding, except as otherwise provided in Sections 3.1, 6.1, 6.2 and 6.7 and except with respect to Facility Owner's Liens, it is understood and agreed that (irrespective of any breach of any representation, covenant, agreement or undertaking of any nature whatsoever made in this Participation Agreement or the Loan Certificates by the

Owner Trustee), no recourse shall be had under any rule of law, statute or constitution or by the enforcement of any assessments or penalties or otherwise for the payment of any amounts due on the Loan Certificates or due under the Operative Documents or for any claim based thereon or otherwise in respect thereof against (i) except as a result of its gross negligence, fraud or willful misconduct, the Owner Trustee, the Trust Company or any past, present or future Affiliate, partner, officer, director, any owner, shareholder, agent or employee of or in any thereof or director or shareholder of any partner thereof or their legal representatives, successors or assigns, (ii) except as a result of its gross negligence, fraud or willful misconduct, any successor Owner Trustee or
(iii) any Person for whom the Owner Trustee was acting as an agent for the account and benefit of such Person in entering into the transactions evidenced by this Participation Agreement and the Loan Certificates, and that such Person was or was alleged to be the principal of the Owner Trustee. Furthermore, it is expressly understood that, except as expressly set forth in this Section 13.12(b), all such liability (a) of the Owner Trustee, the Trust Company or any past, present or future Affiliate, partner, officer, director, any owner, shareholder, agent or employee of or in any thereof or director or shareholder of any partner thereof or any of their respective legal representatives, successors or assigns, (b) any successor Owner Trustee or (c) such other Person, is and is being expressly waived and released as consideration for the execution of this Participation Agreement by the Owner Trustee and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Participation Agreement and the other Operative Documents agree to look solely to the Trust Estate and to the sums due or to become due under the Trust Estate (other than Excluded Payments) for the payment of any such sums.

         (c) In addition to and not in limitation of the foregoing, it is understood and agreed that (i) this Participation Agreement is executed and delivered by the Trust Company, not in its individual capacity but solely as trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such trustee, (ii) except as to Facility Owner's Liens applicable to the Trust Company and Sections 3.1, 6.1, 6.2 and 6.7, each of the representations, undertakings and agreements made herein by the Owner Trustee are not personal representations, undertakings and agreements of the Trust Company, but are binding only on the Owner Trustee, as trustee, and (iii) actions to be taken by the Owner Trustee pursuant to its obligations hereunder and under the Loan Certificates may be taken by the Owner Trustee only upon specific authority of the Owner Participant as provided in the Trust Agreement.

         SECTION 14.13. CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY. (a) To the extent permitted by applicable law, each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New
York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Operative Documents, or the subject matter hereof or thereof may not be enforced in or by such court.

                  (b) To the extent permitted by applicable law, each of the parties hereto hereby irrevocably waives the right to demand a trial by jury, in any such suit, action or other proceeding arising out of this Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns.

         SECTION 14.14. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Participation Agreement and the other Operative Documents. Without limiting the generality of the foregoing, the Owner Participant and the Facility Owner agree to execute and deliver the Reassignment and Reacceptance of Replacement Property Contract in the form of Exhibit Z.

         SECTION 14.15. EFFECTIVENESS. The Participation Agreement has been dated as of the date first above written for convenience only. This Participation Agreement shall be effective on the date of execution and delivery by each of the parties hereto.

         SECTION 14.16. MEASURING LIFE. If and to the extent that any of the rights and privileges granted under this Agreement, including Section 12 hereof, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that, notwithstanding any other provision of this Participation Agreement, such options, rights and privileges, subject to the respective conditions governing the exercise of such options, rights and privileges, will be exercisable only during (a) a period which will end twenty-one (21) years after the death of the last survivor of the members of the Board of Directors of Old Dominion named in
Schedule 5 hereto, together with all such persons' children and grandchildren who are living on the date of the execution of this Participation Agreement or
(b) the specific applicable period of time expressed in this Participation Agreement, whichever is shorter.

         IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                  OLD DOMINION ELECTRIC COOPERATIVE


                                  By:/s/ DANIEL M. WALKER
                                     ---------------------------------------
                                      Name: Daniel M. Walker
                                     Title: Vice President
                                      Date: July 31, 1996


                                  WILMINGTON TRUST COMPANY,
                                  not in its individual capacity, except as provided herein, but solely as Owner Trustee under the Trust Agreement


                                  By:/s/ EMMETT R. HARMON
                                     -----------------------------------------
                                      Name: Emmett R. Harmon
                                     Title: Vice President
                                      Date: July 31, 1996


                                  CLOVER UNIT 2 GENERATING TRUST

                                  By:    Wilmington Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee under the Trust Agreement


                                  By:/s/ EMMETT R. HARMON
                                     -----------------------------------------
                                      Name: Emmett R. Harmon
                                     Title: Vice President
                                      Date: July 31, 1996

                                 EPC CORPORATION


                                  By:/s/ WALTER F. GREENFIELD
                                     -----------------------------------------
                                      Name: Walter F. Greenfield
                                     Title: Vice President
                                      Date: July 31, 1996


                                  UTRECHT-AMERICA FINANCE CO.,
                                  as Agent, Series A Lender and initial Series B
                                        Lender


                                  By:/s/ ROBERT B. BENOIT
                                     --------------------------------------
                                      Name: Robert B. Benoit
                                     Title: Vice President
                                      Date: July 31, 1996

                                                                   APPENDIX A
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                                   DEFINITIONS

                                                                   SCHEDULE 1
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                                TRANSACTION COSTS


                  Owner Trustee

                  Richards, Layton & Finger, counsel to Owner Trustee

                  Advisors to Owner Participant

                  Milbank, Tweed, Hadley & McCloy,
                  special counsel to the Owner Participant


                  Mays & Valentine, special Virginia counsel to the Owner Participant

                  Appraiser

                  Engineer

                  Insurance Advisor to Owner Participant






                                      S1-1

                                                                   SCHEDULE 2
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                             RECORDINGS AND FILINGS


I.       Land Records

         1. Ground Lease and Sublease

             Places Filed: Land Records for Halifax County, Virginia

         2. Head Foundation Agreement

             Places Filed: Land Records for Halifax County, Virginia

         3. Operating Foundation Agreement

             Places Filed: Land Records for Halifax County, Virginia

         4. Leasehold Mortgage

             Places Filed: Land Records for Halifax County, Virginia

         5. Subordinated Mortgage

             Places Filed: Land Records for Halifax County, Virginia

         6. Trust Agreement

             Places Filed: Land Records for Halifax County, Virginia

         7. Clover Unit 2 Plat

             Places Filed: Land Records for Halifax County, Virginia




                                      S2-1

II.      UCC/Financing Statements

         1. Perfection of Security Interest Created by the Loan Agreement

            Debtor:          Clover Unit 2 Generating Trust

            Creditor:        Utrecht-America Finance Co.

            Places Filed:    UCC Records for Secretary of State, Delaware
                             UCC Records for Halifax County, Virginia
                             UCC Records for Virginia State Corporation
                                Commission

         2. Precautionary Vendor In Possession Filing and Security Interest vs. Lease Regarding the Head Equipment Agreement and Head Foundation Agreement

            Debtor:          Old Dominion Electric Cooperative

            Creditor:        Clover Unit 2 Generating Trust

            Assignee:        Utrecht America Finance Co.

            Places Filed:    UCC Records for Virginia State Corporation
                                Commission
                             UCC Records for Henrico County, Virginia
                             UCC Records for Halifax County, Virginia

         3. Precautionary Fixture Filing Regarding the Head Equipment Agreement and the Head Foundation Agreement

            Debtor:          Old Dominion Electric Cooperative

            Creditor:        Clover Unit 2 Generating Trust

            Places Filed:    UCC Records for Halifax County, Virginia

         4. Precautionary Fixture Filing Regarding the Operating Equipment Agreement and the Operating Foundation Agreement

            Debtor:          Clover Unit 2 Generating Trust

            Creditor:        Old Dominion Electric Cooperative

            Places Filed:    UCC Records for Halifax County, Virginia




                                      S2-2

         5. Precautionary Fixture Filing Regarding the Loan Agreement

            Debtor:          Clover Unit 2 Generating Trust

            Creditor:        Utrecht-America Finance Co.

            Places Filed:    UCC Records for Halifax County, Virginia

         6. Perfection of Pledge of Payment Undertaking Agreement

            Debtor:          Old Dominion Electric Cooperative

            Creditor:        Clover Unit 2 Generating Trust

            Assignee:        Utrecht-America Finance Co.

            Places Filed:    UCC Records for Virginia State Corporation
                                Commission
                             UCC Records for Henrico County, Virginia
                             UCC Records for Halifax County, Virginia
                             UCC Records for Secretary of State, Delaware

         7. Perfection of Security Interest Created by the Subordinated Security Agreement

            Debtor:          Old Dominion Electric Cooperative

            Creditor:        AMBAC Indemnity Corporation
                             EPC Corporation
                             Clover Unit 2 Generating Trust

            Places Filed:    UCC Records for Virginia State Corporation
                                Commission
                             UCC Records for Henrico County, Virginia
                             UCC Records for Halifax County, Virginia

         8. Precautionary Fixture Filing Regarding the Subordinated Security Agreement

            Debtor:          Old Dominion Electric Cooperative

            Creditor:        AMBAC Indemnity Corporation
                             EPC Corporation
                             Clover Unit 2 Generating Trust

            Places Filed:    UCC Records for Halifax County, Virginia

         9. Precautionary Fixture Filing Regarding the Subordinated Deed of Trust and Security Agreement

            Debtor:          Old Dominion Electric Cooperative



                                      S2-3

            Creditor:        AMBAC Indemnity Corporation
                             EPC Corporation
                             Clover Unit 2 Generating Trust

            Places filed:    UCC Records for Halifax County, Virginia

        10. Perfection of Security Interest Created by the Investment Agreement Pledge Agreement

            Debtor:          Old Dominion Electric Cooperative

            Creditor:        AMBAC Indemnity Corporation
                             EPC Corporation
                             Clover Unit 2 Generating Trust

            Places Filed:    UCC Records for Virginia State Corporation
                               Commission
                             UCC Records for Henrico County, Virginia
                             UCC Records for Halifax County, Virginia




                                      S2-4

                                                                   SCHEDULE 3
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                             EQUITY EXPOSURE AMOUNT




                                      S4-1

                                                                   SCHEDULE 4
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                             CLOSING WIRE MEMORANDUM




                                      S4-1

                                                                   SCHEDULE 5
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                             LIST OF MEASURING LIVES


The following are the members of the Board of Directors of Old Dominion Electric Cooperative.

              M. Dale Bradshaw
              Glen F. Chappell
              Hugh M. Landes
              Dick D. Bowman
              C. Douglas Wine
              M. John Bowman
              Calvin P. Carter
              E. Paul Bienvenue
              Bruce E. Henry
              John E. Bonfadini
              William M. Leech, Jr.
              William M. Alphin
              David J. Jones
              Hunter R. Greenlaw, Jr.
              Cecil E. Viverette, Jr.
              Stanley C. Feuerberg
              Gwaltney W. White, Jr.
              Frank W. Blake
              James M. Reynolds
              Carl R. Widdowson
              Frederick L. Hubbard
              Vernon N. Brinkley
              John C. Anderson
              Charles R. Rice



                                      S4-2

                                                                    EXHIBIT A
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                             INTENTIONALLY OMITTED

                                                                    EXHIBIT B
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                            FORM OF TRUST AGREEMENT

                                                                    EXHIBIT C
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                        FORM OF HEAD EQUIPMENT AGREEMENT

                                                                    EXHIBIT D
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                       FORM OF HEAD FOUNDATION AGREEMENT

                                                                    EXHIBIT E
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                       FORM OF GROUND LEASE AND SUBLEASE

                                                                    EXHIBIT F
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                      FORM OF CLOVER AGREEMENTS ASSIGNMENT

                                                                    EXHIBIT G
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                     FORM OF OPERATING EQUIPMENT AGREEMENT

                                                                    EXHIBIT H
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                     FORM OF OPERATING FOUNDATION AGREEMENT

                                                                    EXHIBIT I
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                             FORM OF LOAN AGREEMENT

                                                                    EXHIBIT J
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                           FORM OF LEASEHOLD MORTGAGE

                                                                    EXHIBIT K
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                     FORM OF PAYMENT UNDERTAKING AGREEMENT

                                                                    EXHIBIT L
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                  FORM OF PAYMENT UNDERTAKING PLEDGE AGREEMENT

                                                                   EXHIBIT  M
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                    FORM OF EQUITY SECURITY PLEDGE AGREEMENT

                                                                   EXHIBIT  N
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                          FORM OF INVESTMENT AGREEMENT

                                                                    EXHIBIT O
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                 FORM OF INVESTMENT AGREEMENT PLEDGE AGREEMENT

                                                                    EXHIBIT P
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                          FORM OF ASSUMPTION AGREEMENT

                                                                    EXHIBIT Q
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                                FORM OF GUARANTY

                                                                    EXHIBIT R
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                              FORM OF SURETY BOND

                                                                    EXHIBIT S
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                         FORM OF SUBORDINATED MORTGAGE

                                                                    EXHIBIT T
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                    FORM OF SUBORDINATED SECURITY AGREEMENT

                                                                    EXHIBIT U
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                       FORM OF OPERATING AGENCY AGREEMENT

                                                                    EXHIBIT V
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


       FORM OF ASSIGNMENT AND ACCEPTANCE OF REPLACEMENT PROPERTY CONTRACT



                                                   _____________, 1996



                                   ASSIGNMENT



                  For value received under an Exchange Agreement, dated as of February 9, 1996, by and among EPC Corporation, a Delaware corporation (the "Owner Participant"), Chrysler Capital Corporation, a Delaware corporation and Fleet National Bank of Connecticut, a national banking association ("Fleet") (x) the Owner Participant and Clover Unit 2 Generating Trust, a Delaware business trust (the "Facility Owner") hereby transfer, set over and assign to Fleet, as their agent, all of their rights (but not their obligations) relating to the acquisition and lease of an undivided interest in the 391 MW coal-fired electric generating unit known as "Clover Unit No. 2", located in Clover, Virginia and certain of those facilities which are common to the operation of Clover Unit No. 1 and Clover Unit No. 2, located in Clover, Virginia (the "Replacement Property") pursuant to, and as more particularly described in, a Participation Agreement, dated as of July 1, 1996 (the "Participation Agreement"), among Old Dominion Electric Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Seller"), the Facility
Owner, Wilmington Trust Company, a Delaware banking corporation (in the capacities specified therein), the Owner Participant and Utrecht-America Finance Co., a Delaware corporation, and (y) the Facility Owner hereby transfers, sets over and assigns to Fleet, as its agent, all of its rights (but not its obligations) relating to the acquisition and lease of the Replacement Property pursuant to the Head Equipment Agreement and the Head Foundation Agreement. Copies of such Participation Agreement, Head Equipment Agreement and Head Foundation

Agreement are attached hereto. Capitalized terms used above without definition shall have the meanings set forth in Appendix A to the Participation Agreement.

                                 EPC CORPORATION


                                 By______________________
                                      Name:
                                     Title:
                                      Date:


                                 CLOVER UNIT 2 GENERATING TRUST

                                 By:    Wilmington Trust Company, not
                                        in its individual capacity but
                                        solely as Owner Trustee under the
                                        Trust Agreement



                                 By:_________________________________________
                                      Name:
                                     Title:

                                   ACCEPTANCE


             Fleet National Bank of Connecticut hereby accepts the foregoing Assignment this ___ day of _________________, 1996.



                                         FLEET NATIONAL BANK OF CONNECTICUT



By________________________________
 Name:
Title:


Acknowledged and agreed this ___ day of __________, 1996:

OLD DOMINION ELECTRIC COOPERATIVE


By____________________________
  Name:
  Title:


UTRECHT-AMERICA FINANCE CO.


By____________________________
  Name:
  Title:

WILMINGTON TRUST COMPANY, IN ITS INDIVIDUAL CAPACITY



By____________________________
  Name:
  Title:

                                                                    EXHIBIT W
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


           FORM OF OLD DOMINION AGREEMENT WITH QUALIFIED INTERMEDIARY


To:          Fleet National Bank of Connecticut

From:        Old Dominion Electric Cooperative

                                                       ___________________, 1996

             Reference is hereby made to the Exchange Agreement (the "Exchange Agreement"), dated as of February 9, 1996, by and among EPC Corporation, a Delaware corporation (the "Owner Participant"), Chrysler Capital Corporation, a Delaware corporation and Fleet National Bank of Connecticut, a national banking association ("Fleet"), as exchangor (the "Exchangor"), and to the Head Equipment Agreement and the Head Foundation Agreement. Capitalized terms used herein without definition shall have the meanings set forth in Appendix A to the Participation Agreement, dated as of July 1, 1996, among Old Dominion Electric Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Seller"), Facility Owner, Owner Participant, Wilmington Trust Company, a Delaware banking corporation (in the capacities specified therein) and Utrecht-America Finance Co., a Delaware corporation (the "Participation Agreement").

             For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller hereby: (i) consents to the assignment, pursuant to the Exchange Agreement, by the Facility Owner to Fleet, as agent for the Facility Owner, of all of the Facility Owner's rights (but not its obligations) relating to the acquisition and lease of an undivided interest in Clover Unit 2 under the Head Equipment Agreement and the Head Foundation Agreement; (ii) consents to the assignment, pursuant to the Exchange Agreement, by the Owner Participant and the Facility Owner to Fleet, as agent for the Owner Participant and the Facility Owner, of all of the rights (but not the obligations) of the Owner Participant and the Facility Owner relating to the acquisition and lease of the foregoing undivided interest in Clover Unit 2 pursuant to, and as more particularly described in, the Participation Agreement;
(iii) agrees to transfer and lease the undivided interest in Clover Unit 2 directly to the Facility Owner as directed by Fleet in a written and signed direction in substantially the form attached hereto as Addendum I delivered by Fleet to the Seller by hand delivery, certified mail, Federal Express or other overnight courier or telecopier at 4201 Dominion Boulevard, Glen Allen, Virginia 23060, Facsimile No. 804-747-3742, Attention: Vice President of Accounting and Finance; and (iv) releases and forever discharges Fleet from any and all claims or causes of action in law or in equity, known or unknown, which the Seller ever had, now has or may ever have against Fleet by virtue of the foregoing assignments, Fleet being an assignee of the Participation Agreement, the Head Equipment Agreement and/or the Head Foundation Agreement or any act or omission by Fleet as assignee of the Participation Agreement, the Head Equipment Agreement and/or the Head Foundation Agreement.


                                OLD DOMINION ELECTRIC COOPERATIVE


Dated:    ______, 1996
                                By:__________________________________
                                      Name:
                                     Title:



                                Acknowledged and agreed:


                                FLEET NATIONAL BANK OF CONNECTICUT


Dated:    ______, 1996
                                By:__________________________________
                                      Name:
                                     Title:

                                                         ADDENDUM I TO EXHIBIT W

                         FORM OF DIRECTION OF TRANSFER

To:               Old Dominion Electric Cooperative

From:             Fleet National Bank of Connecticut

                                                              ___________, 1996

                  Reference is hereby made to the Assignment and Acceptance dated the date hereof (the "Assignment") by and among EPC Corporation, a Delaware corporation (the "Owner Participant"), Clover Unit 2 Generating Trust, a Delaware business trust (the "Facility Owner") and Fleet National Bank of Connecticut, a national banking association ("Fleet"). Capitalized terms used herein without definition shall have the meanings set forth in Appendix A to the Participation Agreement, dated as of July 1, 1996, among Old Dominion Electric Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Seller"), the Facility Owner, the Owner Participant, Wilmington Trust Company, a Delaware banking corporation (in the capacities specified therein) and Utrecht-America Finance Co., a Delaware corporation.

                  Fleet, as agent for the Owner Participant, hereby directs the Seller to transfer the Assigned Clover Interests, the Ground Interest, the Equipment Interest and the Foundation Interest directly to the Facility Owner pursuant to the Clover Agreement Assignment, the Ground Lease and Sublease, the Head Equipment Agreement and the Head Foundation Agreement. Fleet hereby agrees that, upon such transfer, the Seller shall have fully satisfied its obligations to Fleet, as agent for the Owner Participant, arising under the Assignment.

                                FLEET NATIONAL BANK OF CONNECTICUT

Dated:  ______, 1996            By:________________________
                                      Name:
                                     Title:

                                Acknowledged and agreed:

                                OLD DOMINION ELECTRIC COOPERATIVE


Dated:  ______, 1996            By:_______________________________
                                      Name:
                                     Title:

                                EPC CORPORATION


Dated:  ______, 1996            By:_______________________________
                                      Name:
                                     Title:




                                CLOVER UNIT 2 GENERATING TRUST

                                By:   Wilmington Trust Company,
                                      not in its individual capacity but
                                      solely as Owner Trustee under
                                      the Trust Agreement



                                By:_________________________________________
                                      Name:
                                     Title:

                                                                       EXHIBIT X
                                                                              TO
                                                                   PARTICIPATION
                                                                       AGREEMENT


         FORM OF NOTICE OF ASSIGNMENT OF REPLACEMENT PROPERTY CONTRACT


                  Notice is hereby  given that (x) EPC  Corporation,  a Delaware corporation (the "Owner Participant"), and the Clover Unit 2 Generating Trust, a Delaware business trust (the "Facility Owner"), have assigned to Fleet National Bank of Connecticut, a national banking association ("Fleet"), as their agent, all of their rights (but not their obligations) relating to the acquisition and lease of an undivided interest in the 391 MW coal-fired electric generating unit known as "Clover Unit No. 2", located in Clover, Virginia and certain of those facilities which are common to the operation of Clover Unit No. 1 and Clover Unit No. 2, located in Clover, Virginia (the "Replacement Property") pursuant to that certain Participation Agreement, dated as of July 1, 1996 (the "Participation Agreement), among Old Dominion Electric Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Seller"), the Facility Owner, the Owner Participant, Wilmington Trust Company, a Delaware banking corporation (in the capacities specified therein) and Utrecht-America Finance Co., a Delaware corporation, and (y) the Facility Owner has assigned to Fleet, as its agent, all of its rights (but not its obligations) relating to the acquisition and lease of the Replacement Property pursuant to the Head Equipment Agreement and the Head Foundation Agreement. The foregoing assignment was made under an Exchange Agreement dated as of February 9, 1996 among the Owner Participant, Chrysler Capital Corporation, a Delaware corporation, and Fleet as exchangor. Capitalized terms used above without definition shall have the meanings set forth in Appendix A to the Participation Agreement.


                                 EPC CORPORATION

Dated:  _________, 1996          By:____________________________
                                      Name:
                                     Title:


                                 CLOVER UNIT 2 GENERATING TRUST

                                 By:    Wilmington Trust Company, not
                                        in its individual capacity but
                                        solely as Owner Trustee under the
                                        Trust Agreement


Dated:  _________, 1996          By:_________________________________________
                                      Name:
                                     Title:

                                 Receipt prior to transfer
                                 of Replacement Property to
                                 the Facility Owner
                                 acknowledged:


                                 OLD DOMINION ELECTRIC COOPERATIVE


Dated:    _______, 1996          By:______________________________
                                      Name:
                                     Title:


                                 UTRECHT-AMERICA FINANCE CO.


Dated:    _______, 1996          By:______________________________
                                      Name:
                                     Title:


                                 WILMINGTON TRUST COMPANY, IN ITS INDIVIDUAL
                                        CAPACITY



Dated:    _______, 1996          By:______________________________
                                      Name:
                                     Title:

                                                                       EXHIBIT Y
                                                                              TO
                                                                   PARTICIPATION
                                                                       AGREEMENT


                         FORM OF DIRECTION OF TRANSFER


To:               Old Dominion Electric Cooperative

From:             Fleet National Bank of Connecticut

                                                              ___________, 1996

                  Reference is hereby made to the Assignment and Acceptance dated the date hereof (the "Assignment") by and among EPC Corporation, a Delaware corporation (the "Owner Participant"), Clover Unit 2 Generating Trust, a Delaware business trust (the "Facility Owner") and Fleet National Bank of Connecticut, a national banking association ("Fleet"). Capitalized terms used herein without definition shall have the meanings set forth in Appendix A to the Participation Agreement, dated as of July 1, 1996, among Old Dominion Electric Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Seller"), the Facility Owner, the Owner Participant, Wilmington Trust Company, a Delaware banking corporation (in the capacities specified therein) and Utrecht-America Finance Co., a Delaware corporation.

                  Fleet, as agent for the Owner Participant, hereby directs the Seller to transfer the Assigned Clover Interests, Ground Interest, Equipment Interest and the Foundation Interest directly to the Facility Owner pursuant to the Clover Agreements Assignment, Ground Lease and Sublease, Head Equipment Agreement and Head Foundation Agreement. Fleet hereby agrees that, upon such transfer, the Seller shall have fully satisfied its obligations to Fleet, as agent for the Owner Participant, arising under the Assignment.

                                             FLEET NATIONAL BANK OF CONNECTICUT


Dated:  ______, 1996                By:_________________________________
                                      Name:
                                     Title:

                                    Acknowledged and agreed:

                                    OLD DOMINION ELECTRIC COOPERATIVE


Dated:  ______, 1996                By:__________________________________
                                      Name:
                                     Title:


                                    EPC CORPORATION


Dated:  ______, 1996                By:__________________________________
                                      Name:
                                     Title:


                                    CLOVER UNIT 2 GENERATING TRUST

Dated:  ______, 1996                By:    Wilmington Trust Company, not in its
                                           individual capacity but solely
                                           as Owner Trustee under the
                                           Trust Agreement


Dated:  ______, 1996                By:_________________________________________
                                      Name:
                                     Title:

                                                                       EXHIBIT Z
                                                                              TO
                                                                   PARTICIPATION
                                                                       AGREEMENT


     FORM OF REASSIGNMENT AND REACCEPTANCE OF REPLACEMENT PROPERTY CONTRACT


                                                              ___________, 1996


                                   ASSIGNMENT


                  For value received under an Exchange Agreement, dated as of February 9, 1996, by and among EPC Corporation, a Delaware corporation (the "Owner Participant"), Chrysler Capital Corporation, a Delaware corporation, and Fleet National Bank of Connecticut, a national banking association ("Fleet"), as exchangor, Fleet hereby transfers, sets over and assigns to (x) the Owner Participant and the Clover Unit 2 Generating Trust, a Delaware business trust ("Facility Owner"), all of Fleet's rights under the Participation Agreement, dated as of July 1, 1996, among Old Dominion Electric Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Seller"), the Facility Owner, the Owner Participant, Wilmington Trust Company, a Delaware banking corporation (in the capacities specified therein) and Utrecht-America Finance Co., a Delaware corporation, and (y) the Facility Owner all of Fleet's rights under the Clover Agreements Assignment, Ground Lease and Sublease, Head Equipment Agreement and Head Foundation Agreement. Capitalized terms used above without definition shall have the meanings set forth in Appendix A to the Participation Agreement.

                                  FLEET NATIONAL BANK OF CONNECTICUT



                                  By:_________________________________
                                      Name:
                                     Title:
                                      Date:

                                   ACCEPTANCE

                  The Owner Participant and the Facility Owner hereby accept the foregoing Assignment this ____ day of _________, 1996.

                                  EPC CORPORATION

                                  By:_____________________________________
                                     Name:
                                     Title:
                                     Date:

                                  CLOVER UNIT 2 GENERATING TRUST

                                  By:    Wilmington Trust Company, not in its
                                         individual capacity but solely as
                                         Owner Trustee under the Trust
                                         Agreement

                                  By:______________________________________
                                     Name:
                                     Title:
                                     Date:

Acknowledged and agreed this ___ day of ________, 1996:

OLD DOMINION ELECTRIC COOPERATIVE

By       __________________________
         Name:
         Title:

UTRECHT-AMERICA FINANCE CO.

By       __________________________
         Name:
         Title:

By       __________________________
         Name:
         Title:

WILMINGTON TRUST COMPANY, IN ITS INDIVIDUAL CAPACITY

By       __________________________
         Name:
         Title:

                            APPENDIX A - DEFINITIONS


GENERAL PROVISIONS

         In this Appendix A and each Operative Document (as hereinafter defined), unless otherwise provided herein or therein:

                  (a) the terms set forth in this Appendix A or in any such Operative Document shall have the meanings herein provided for and any term used in an Operative Document and not defined therein or in this Appendix A but in another Operative Document shall have the meaning provided for in such other Operative Document;

                  (b) any term defined in this Appendix A by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto whether or not such other document, instrument or agreement remains in effect;

                  (c) words importing the singular include the plural and vice versa;

                  (d)      words importing a gender include any gender;

                  (e) a reference to a part, clause, section, paragraph, article, party, annex, appendix, exhibit, schedule or other attachment to or in respect of an Operative Document is a reference to a part, clause, section, paragraph, or article of, or a party, annex, appendix, exhibit, schedule or other attachment to, such Operative Document unless, in any such case, otherwise expressly provided in any such Operative Document;

                  (f) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute;

                  (g) a reference to any document, instrument or agreement includes an amendment or supplement to, or restatement, replacement, modification or novation of, any such document, instrument or agreement;

                  (h) a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;

                  (i) if a capitalized term describes, or shall be defined by reference to, a document, instrument or agreement that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the Participation Agreement (as hereinafter defined), such reference shall be deemed to be to such form and, following such execution and delivery and subject to paragraph (g) above, to the document, instrument or agreement as so executed and delivered;

                  (j) a reference to any Person (as hereinafter defined) includes such Person's successors and permitted assigns;

                  (k) any reference to "days" shall mean calendar days unless "Business Days" are expressly specified;

                  (l) if the date as of which any right, option or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a date or day that is not a Business Day, such right, option or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day (without, in the case of any such payment, the payment or accrual of any interest or other late payment or charge, provided such payment is made on such next succeeding Business Day);

                  (m) a reference to the satisfaction, release and/or discharge of the Loan Agreement (as hereinafter defined) or the Lien (as hereinafter defined) thereof (or words of similar import) shall, whether or not so expressly stated, be deemed to be a reference to the satisfaction, release and discharge in full and cancellation of the Lien (as hereinafter defined) of the Loan Agreement in accordance with the express provisions thereof or, if such discharge has not occurred when the same is required pursuant to the express provisions of the Loan Agreement, to the date when such discharge is or was required thereunder;

                  (n) words such as "hereunder", "hereto", "hereof" and "herein" and other words of similar import shall, unless the context requires otherwise, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;

                  (o) a reference to "including" means including without limiting the generality of any description preceding such term and for purposes hereof and of each Operative Document the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned;

                  (p) a reference to a rating of any obligations of any Person (as hereinafter defined) by a Rating Agency (as hereinafter defined) shall refer to a public rating by such Rating Agency or a private rating by such Rating Agency, in each case that is, after the initial issuance thereof, reviewed no less than annually; and

                  (q) on and after the expiration or termination of the Operating Agreements (as hereinafter defined), a reference to a "Default" or an "Event of Default" in any Operative Document that continues in effect after such date of termination or expiration shall be deemed to be a reference to an event that would have constituted a "Default" or an "Event of Default" under the Operating Agreements as in effect on such date of termination or expiration of the Operating Agreements or, in the case of the Loan Agreement if a Service Contract Option (as hereinafter defined) has been consummated, to a "default" or an "event of default", or a termination event or a similar event substantially similar to a "Default" or an "Event of Default" under a Power Sales Agreement (as hereinafter defined) (it being understood that, with respect to any such "Event of Default" or "Default" or "Event of Default" predicated upon, or occurring in respect of, the Operative Documents, such "Default" or "Event of Default" shall relate only to the Operative Documents (or particular provisions thereof) that are intended to continue in effect on and after the Expiration Date).

DEFINED TERMS

"ACCEPTABLE POWER PURCHASER" shall mean a Person that meets the following criteria as of the Expiration Date based upon its most recent audited financial statements:

            (i) such Person has a combined capital and surplus or a consolidated tangible net worth of at least $500 million;

           (ii) the unsecured senior debt obligations of such Person have a credit rating of not less than A2 by Moody's and A by S&P, unless such Person has provided credit enhancement (including the possible provision of collateral supporting its obligations under any Power Sales Agreement) in an amount and manner and on conditions satisfactory in all respects to the Owner Participant;

          (iii) such Person will not violate the Owner Participant's credit restrictions or guidelines applicable from time to time for the extension of credit in general; and

           (iv) such Person is not Old Dominion, any cooperative member of Old Dominion, Virginia Power or an Affiliate of the foregoing; or a "related party" to any of the foregoing within the meaning of Section 168(h)(4) of the Code and the legislative history thereto (S. Rep. No. 98-169, Vol. I, 98th Cong., 2nd Sess. at pp. 150 to 151 (1984)).

"ACTUAL KNOWLEDGE" shall mean, with respect to any Transaction Party, actual knowledge of, or receipt of written notice by, an officer of such a Transaction Party having responsibility for the administration of the Overall Transaction.

"ADDITIONAL EQUITY INVESTMENT" shall mean the amount, if any, the Owner Participant shall provide (in its sole and absolute discretion) to finance all or a portion of Facility Owner's

Percentage of the cost of any Modification financed pursuant to Section 10.1 of the Participation Agreement.

"ADDITIONAL LOAN CERTIFICATES" shall mean any Loan Certificates issued pursuant to Section 2.11 of the Loan Agreement.

"ADR CLASS LIFE" shall mean the class life of an asset determined pursuant to the class life asset depreciation system under Section 167 of the Code.

"ADVANCE" shall have the meaning specified in Section 6(a) of the Tax Indemnity Agreement.

"ADVISORS TO OLD DOMINION" shall mean the Structured Finance Group of Price Waterhouse LLP and Smith Barney Inc.

"ADVISORS TO OWNER PARTICIPANT" shall mean Allco Finance Corporation and First Union Capital Corp.

"AFFILIATE" of a particular Person shall mean any Person (i) directly or indirectly controlling, controlled by or under common control with the particular Person, (ii) that beneficially owns or holds (directly or through a subsidiary) more than 50% of the voting power of any class of voting securities of the particular Person or (iii) more than 50% of the voting securities (or in the case of a Person which is not a corporation, more than 50% of the equity interest) of which is beneficially owned or held by the particular Person or a subsidiary thereof. For purposes of this definition, "control" when used with respect to any particular Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"AFTER-TAX BASIS", in the context of determining the amount of a payment to be made on such basis, shall mean the payment of an amount which, after reduction by the net increase in Taxes of the recipient of such payment and its Affiliates (or any consolidated or combined group of which it is a member) which net increase shall be calculated by taking into account any reduction in such Taxes resulting from any Tax benefits realized or (except in the case of the Agent or any Lender) reasonably expected to be realized by the recipient and its Affiliates (or any consolidated or combined group of which it is a member) as a result of such payment, shall be equal to the amount required to be paid. In calculating the amount payable by reason of this provision, all income taxes payable and tax benefits realized or to be realized shall be determined on the assumptions that (i) the recipient shall be subject to the applicable income taxes at the highest marginal tax rates then applicable to corporate taxpayers taxed on the same basis as the recipient that are in effect in the applicable jurisdictions at the time such amount is received or properly accrued, (ii) all tax benefits are utilized at the highest marginal rates then applicable to corporate taxpayers taxed on the same basis as the recipient that are then in effect in the applicable jurisdictions, and (iii) tax benefits to be realized in any taxable year other than the year of payment are determined on a present value basis using a discount rate equal to the rate of interest on underpayments of federal income tax in effect at the time of the determination.

"AGENT" shall mean Utrecht-America, as agent for the Lenders under the Loan Agreement.

"AGENT'S ACCOUNT" shall mean the account (No. 13679) maintained by the Agent with Rabobank Nederland, New York Branch or such other account of the Agent in New York, New York, as the Agent may from time to time specify in a notice to the other parties to the Participation Agreement.

"AMBAC" AND "AMBAC INDEMNITY" shall mean AMBAC Indemnity Corporation, a Wisconsin-domiciled stock insurance corporation.

"AMBAC CAPITAL" shall mean AMBAC Capital Funding, Inc., a Delaware corporation.

"AMBAC GUARANTY" shall mean the Guaranty Agreement, dated as of July 1, 1996, between Old Dominion and AMBAC.

"AMORTIZATION DEDUCTIONS" shall have the meaning specified in Section 2(f) of the Tax Indemnity Agreement.

"APPLICABLE LAW" shall mean, without limitation, all applicable laws and treaties, judgments, decrees, injunctions, writs and orders of any court, arbitration board or Governmental Entity and rules, regulations, orders, licenses and permits of any Governmental Entity.

"APPLICABLE RATE" shall mean, in the case of the Series A Lender, the Series A Loan Rate, and in the case of the Series B Lender, the Series B Loan Rate, and in the case of the Owner Participant, 7% per annum.

"APPRAISAL" shall mean the appraisal prepared by the Appraiser with respect to the Facility Owner's Unit 2 Interest referred to in Section 4.14 of the Participation Agreement.

"APPRAISER" shall mean Deloitte & Touche LLP Valuation Group.

"ASSIGNED CLOVER INTERESTS" shall mean all of Old Dominion's rights, obligations and liabilities under the Clover Agreements attributable to (a) the Unit 2 Site, the Unit 2 Foundation and the Unit 2 Equipment, (b) the Common Facilities Site, the Common Facilities Foundation and the Common Facilities Equipment, and (c) the Unit 1 Site, and which in the case of (b) and (c) are necessary for the use and operation of the Unit 2 Site, the Unit 2 Foundation and the Unit 2 Equipment.

"ASSIGNEE" shall mean the Facility Owner, as assignee under the Clover Agreements Assignment.

"ASSIGNOR" shall mean Old Dominion, as assignor under the Clover Agreements Assignment.

"AVAILABLE CAPACITY" shall have the meaning specified in Section 1.04 of the Clover Operating Agreement.

"BANK" shall mean Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch.

"BANKRUPTCY CODE" shall mean the United States Bankruptcy Reform Act of 1978, as amended from time to time, 11 U.S.C. ss.101 ET SEQ.

"BANKRUPTCY DEFAULT" shall mean an event that is, or in the case of Section 16(l) of the Operating Equipment Agreement or Section 16(l) of the Operating Foundation Agreement, with the passage of time would become, an Event of Default under Section 16(k), 16(l) or 16(m) of the Operating Equipment Agreement or
Section 16(k), 16(l) or 16(m) of the Operating Foundation Agreement.

"BASIC PAYMENTS" shall mean all amounts payable by Old Dominion to the Facility Owner pursuant to Section 3.2 of the Operating Equipment Agreement, as the same may be adjusted from time to time pursuant to Section 3.4 of the Operating Equipment Agreement.

"BENEFICIAL INTEREST" shall mean the interest of the Owner Participant under the Trust Agreement.

"BURDENSOME TAX LAW CHANGE" shall mean any change in United States federal income tax law (including administrative and judicial interpretations) that adversely affects Owner Participant's Net Economic Return that shall have occurred or been proposed on or within two Business Days prior to the date of execution of the Participation Agreement and Old Dominion shall have received notice of such change or proposed change from the Owner Participant within two Business Days after the Closing Date.

"BURDENSOME TAX LAW CHANGE VALUE" shall mean an amount equal to the sum of (a) the outstanding principal balance of the Loan Certificates as of the date of termination of the Operating Agreements pursuant to Section 13 of each in consequence of a Burdensome Tax Law Change plus any and all interest accrued and unpaid thereon as of such date , (b) the amount of the Equity Investment, (c) interest on the amount specified in clause (b) hereof, calculated at the rate of 7% per annum on the basis of a year of 360 days and the number of days actually elapsed from the Closing Date to such date of payment and (d) all Transactions Costs paid or incurred by the Owner Participant or the Facility Owner other than the fees of Milbank, Tweed Hadley & McCloy.

"BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in (i) Glen Allen, Virginia, (ii) the city and state in which the principal corporate trust office of the Owner Trustee is located, (iii) the city and state in which the principal office of the Agent is located, (iv) the city and state in which the principal office of AMBAC is located or (v) Amsterdam, The Netherlands.

"CAPACITY PAYMENT" shall have the meaning assigned to it in Exhibit B to the Operating Equipment Agreement.

"CFC" shall mean National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association, or any successor thereto.

"CLAIM" shall mean any liability (including, without limitation, in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects, statutory liability, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal fees, expenses and reasonable related charges, of whatsoever kind and nature.

"CLOSING" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

"CLOSING DATE" shall mean the Scheduled Closing Date or such later date on which the Closing of the transactions contemplated by the Participation Agreement shall occur.

"CLOVER AGREEMENTS" shall mean the Clover Ownership Agreement and the Clover Operating Agreement.

"CLOVER AGREEMENTS ASSIGNMENT" shall mean the Clover Agreements Assignment and Assumption Agreement, dated as of July 1, 1996, between the Assignee and the Assignor, in substantially the form of Exhibit F to the Participation Agreement.

"CLOVER FACILITY ASSETS" shall have the meaning specified in the first Recital in the Second Severance Agreement.

"CLOVER 1 CLOVER AGREEMENTS ASSIGNMENT" shall mean the Clover Agreements Assignment and Assumption Agreement, dated as of February 29, 1996, between Old Dominion and the Clover 1 Owner Trustee.

"CLOVER 1 DOCUMENTS" shall mean Clover 1 Equipment Head Lease, Clover 1 Equipment Operating Lease, Clover 1 Foundation Head Lease, Clover 1 Foundation Operating Lease, Clover 1 Ground Lease and Sublease, Clover 1 Assignment and Assumption Agreement, and the Option Agreement.

"CLOVER 1 EQUIPMENT HEAD LEASE" shall mean the Equipment Interest Lease Agreement, dated as of February 29, 1996, between Old Dominion and Clover 1 Owner Trustee with respect to the Unit 1 Equipment.

"CLOVER 1 EQUIPMENT OPERATING LEASE" shall mean the Equipment Operating Lease Agreement, dated as of February 29, 1996, between Clover 1 Owner Trustee and Old Dominion with respect to the Unit 1 Equipment.

"CLOVER 1 FOUNDATION HEAD LEASE" shall mean the Clover Unit 1 Foundation Interest Lease Agreement, dated as of February 29, 1996, between Old Dominion and Clover 1 Owner Trustee with respect to the Unit 1 Foundation and recorded in the Halifax County Clerk's Office in Deed Book 645, page 316, as corrected by the Corrected Clover Unit 1 Foundation Interest Lease Agreement, dated as of February 29, 1996, to be recorded in the Halifax Clerk's Office.

"CLOVER 1 FOUNDATION OPERATING LEASE" shall mean the Foundation Operating Lease Agreement, dated as of February 29, 1996, between Clover 1 Owner Trustee and Old Dominion with respect to the Unit 1 Foundation and recorded in the Halifax County Clerk's Office in Deed Book 645, page 373, as corrected by the Corrected Foundation Operating Lease Agreement, dated as of February 29, 1996, to be recorded in the Halifax Clerk's Office.

"CLOVER 1 GROUND LEASE AND SUBLEASE" shall mean a Ground Lease and Sublease to be entered into by Old Dominion and the Clover 1 Owner Trustee in substantially the form attached to the Option Agreement.

"CLOVER 1 OWNER TRUSTEE" shall mean State Street Bank and Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, dated as of February 29, 1996, between it (as Owner Trustee) and First Union National Bank of Florida (as Owner Participant) with respect to the Unit 1 Site, the Unit 1 Foundation and the Unit 1 Equipment.

"CLOVER OPERATING AGREEMENT" shall mean that certain Clover Operating Agreement, dated as of May 31, 1990, between Old Dominion and Virginia Power, as the same may have been or may be amended.

"CLOVER   OWNERSHIP   AGREEMENT"   shall  mean  that  certain  Clover  Purchase,
Construction and Ownership Agreement, dated as of May 31, 1990, between Old Dominion and Virginia Power, as the same may have been or may be amended.

"CLOVER POWER STATION" shall mean the two 391 MW coal-fired generating units, and related facilities constructed by Old Dominion and Virginia Power, as tenants-in-common, near Clover, Virginia. The Clover Power Station consists of Clover Unit 2 and Clover Unit 1.

"CLOVER POWER STATION PLAT" shall mean the plat (consisting of 5 sheets) dated February 22, 1996, prepared by Hurt & Proffitt Inc., styled "Composite Map of the Property of Old Dominion Electric Cooperative and Virginia Electric & Power Company," marked Exhibit A and attached to and recorded with the Ground Lease and Sublease, being the same plat recorded on the Halifax Clerk's Office in Plat Book 50, page 18 and corrected by the recordation in the Halifax Clerk's Office.

"CLOVER REAL ESTATE" shall mean certain parcels of land and appurtenances thereto located in Halifax County, Virginia, which are more particularly described in Schedules attached to the Ground Lease and Sublease, as part thereof and recorded therewith. The Clover Real Estate consists of the Unit 1 Site, the Unit 2 Site, the Common Facilities Site and the Solid Waste Landfill Site.

"CLOVER UNIT 1" shall mean the 391 MW coal-fired electric generating unit known as "Clover Unit No. 1", located in Clover, Virginia and those facilities which are common to the operation of Clover Unit 1 and Clover Unit 2. Clover Unit 1 consists of the Unit 1 Equipment, the Common Facilities Equipment, the Unit 1 Foundation and the Common Facilities Foundation but does not include the Transmission Assets or any of the Clover Real Estate.

"CLOVER UNIT 1 GENERATING FACILITY" shall mean the Unit 1 Equipment and the Unit 1 Foundation.

"CLOVER UNIT 2" shall mean the 391 MW coal-fired electric generating unit known as "Clover Unit No. 2", located in Clover, Virginia and those facilities which are common to the operation of Clover Unit 1 and Clover Unit 2. Clover Unit 2 consists of the Unit 2 Equipment, the Common Facilities Equipment, the Unit 2 Foundation and the Common Facilities Foundation, but does not include the Transmission Assets or any of the Clover Real Estate.

"CLOVER UNIT 2 GENERATING FACILITY" shall mean the Unit 2 Equipment and the Unit 2 Foundation.

"CLOVER UNIT 2 OPERATOR" shall mean Virginia Power or any successor operating agent appointed pursuant to Section 2.03 of the Clover Operating Agreement.

"COBANK" shall mean CoBank ACB, an instrumentality of the United States, or any successor thereto.

"CODE" shall mean the Internal Revenue Code of 1986.

"COLLATERAL" shall have the meaning specified in the Granting Clause of the Loan Agreement.

"COLLATERAL AGENT" shall mean Wilmington Trust Company, as collateral agent for the Facility Owner and the Owner Participant in accordance with the provisions of the Equity Security Pledge Agreement.

"COMMITMENT",  with  respect  to the  Owner  Participant,  shall  mean the Owner
Participant's Commitment, with respect to the Series A Lender, shall mean the Series A Loan Commitment and with respect to the Series B Lender, shall mean the Series B Loan Commitment.

"COMMON FACILITIES" shall mean the Common Facilities Equipment and the Common Facilities Foundation.

"COMMON FACILITIES EQUIPMENT" shall mean those assets described on Exhibit A-2 to the Head Equipment Agreement and Exhibit A-2 to the Operating Equipment Agreement. The Common Facilities Equipment are those assets which are part of the facilities to be used or useful in connection with the operation or maintenance of both the Clover Unit 2 Generating Facility and the Clover Unit 1 Generating Facility. The Common Facilities Equipment consists of the Retained Assets and Pollution Control Assets which are located on the Common Facilities Site.

"COMMON FACILITIES FOUNDATION" shall mean all foundations, supports, structures and other improvements situated on the Common Facilities Site, including those on which the Common Facilities Equipment are situated.

"COMMON FACILITIES SITE" shall mean the land and appurtenances thereunto belonging described on Schedule 4 to the Ground Lease and Sublease.

"COMPONENT" shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment or other property of whatever nature that may from time to time be incorporated in Clover Unit 2 except to the extent constituting Modifications.

"CONSTRUCTION MANAGEMENT COMMITTEE" shall mean the committee established by Old Dominion and Virginia Power pursuant to Section 4.01 of the Clover Ownership Agreement.

"CONTROL DOCUMENTS" shall have the meaning specified in Section 1.02 of the Operating Agency Agreement.

"CO-OWNERS" shall mean Old Dominion and Virginia Power, their successors or permitted assigns, as tenants-in-common of the Clover Power Station.

"CO-TRUSTEE" shall mean any co-trustee appointed pursuant to Section 9.6 of the Trust Agreement.

"COVERED OBLIGATION" shall have the meaning set forth in the Surety Bond.

"DEBT RATE" (i) during the Term, shall mean the average of the Series A Loan Rate and the Series B Loan Rate and (ii) during the term of any Power Sales Agreement in effect following the Expiration Date, shall mean the interest rate on the New Loan.

"DEED OF TRUST EVENT OF DEFAULT" shall have the meaning specified in Article VIII of the Leasehold Mortgage.

"DEPRECIATION DEDUCTIONS" shall have the meaning specified in Section 2(e) of the Tax Indemnity Agreement.

"DEMAND FOR PAYMENT" shall have the meaning specified in paragraph 1 of the Surety Bond.

"DIRECTIVE" shall mean any instrument in writing executed in accordance with the Loan Agreement by the Holders, or their duly authorized agent or attorney-in-fact, representing the Required Lenders, directing the Agent to take or refrain from taking any actions specified in such instrument or otherwise advising the Agent.

"DOLLARS" OR THE SIGN "$" shall mean United States dollars or other lawful currency of the United States.

"EFFECTIVE RATE" shall have the meaning specified in Section 2(g) of the Tax Indemnity Agreement.

"ENFORCEMENT NOTICE" shall have the meaning specified in Section 4.4 of the Loan Agreement.

"ENGINEER" shall mean Burns and McDonnell.

"ENGINEERING REPORT" shall mean the engineering report prepared by the Engineer with respect to Clover Unit 2 pursuant to Section 4.12 of the Participation Agreement, which shall be in form and substance reasonably satisfactory to the Owner Participant and shall address and report on such matters as the Owner Participant shall reasonably request.

"ENVIRONMENT" shall mean (a) ecosystems and their constituent parts, including people and communities, (b) all natural and physical resources and (c) the qualities and characteristics of locations, places and areas, however large or small, that contribute to their biological diversity and integrity, in intrinsic or attributed scientific value.

"ENVIRONMENTAL MATERIAL" shall mean any substance which relates to the Unit 1 Site, the Unit 2 Site, the Common Facilities Site or the Solid Waste Landfill Site, the Clover Power Station, Clover Unit 1 or Clover Unit 2 and:

                  (a) which is or becomes regulated under any Environmental Requirements applicable to the Unit 1 Site, the Unit 2 Site, the Common Facilities Site, the Solid Waste Landfill Site, the Clover Power Station, Clover Unit 1 or Clover Unit 2, as Pollution, a pollutant, contaminant, hazardous or toxic, including without limitation, a hazardous waste or hazardous substance under any treaty or any statute, regulation or ordinance or amendments thereto; or

                  (b) which is toxic, explosive, corrosive, flammable, noxious, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, (i) the presence or release of which causes or is alleged to cause or threatens to cause or is alleged to threaten or cause a nuisance, damage or harm to the Environment or poses or threatens to pose a hazard to the health or safety of any Person or of the Environment or (ii) the presence of which on or in the Environment could constitute a trespass; or

                  (c) which contains or is alleged to contain gasoline, diesel fuel or other petroleum hydrocarbons or petroleum products; or

                  (d) which contains or is alleged to contain polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde; or

                  (e) which is a Pollutant.

"ENVIRONMENTAL REQUIREMENTS" shall mean all Applicable Law made or approved by a Governmental Entity (together with any principle of the common law) that has one or more of the following purposes or objects:

                  (a) the protection of the Environment from harm or degradation;

                  (b) the prevention, control, management, remediation, mitigation, abatement or investigation of Environmental Material or contamination of their effects;

                  (c) the regulation of waste, waste generation or waste disposal; or

                  (d)      the regulation of Releases of Environmental
         Materials.

"EQUIPMENT INTEREST" shall mean (a) the right as tenant-in-common with Virginia Power to nonexclusive possession of (i) the Unit 2 Equipment, subject to (1) Virginia Power's 50% undivided interest therein, (2) the terms and conditions of the Clover Agreements, and (3) as to the portion of the Unit 2 Equipment which is comprised of Pollution Control Assets, the rights of the Pollution Control Assets Lessor as tenant in common with Virginia Power of the Pollution Control Assets and as lessor under the Pollution Control Assets Lease, and (ii) the Common Facilities Equipment, subject to (1) Virginia Power's 50% undivided interest therein, (2) the terms and conditions of the Clover Agreements, (3) the Unit 1 Parties' right to nonexclusive possession of the Common Facilities Equipment (other than Transmission Assets) under the Clover 1 Equipment Head Lease, (4) Old Dominion's right to nonexclusive possession of the Common Facilities Equipment (other than Transmission Assets) under the Clover 1 Equipment Operating Lease, (5) Old Dominion's right to non-exclusive possession of the Transmission Assets and (6) as to the portion of the Common Facilities Equipment which is comprised of Pollution Control Assets, the rights of the Pollution Control Assets Lessor as tenant in common with Virginia Power of the Pollution Control Assets and as lessor under the Pollution Control Assets Lease,
(b) all rights and obligations as tenant-in-common with Virginia Power in the Retained Assets and as lessee under the Pollution Control Assets Lease which are attributable to the Unit 2 Equipment by Virginia law as modified by the Clover Agreements, and (c) 50% of the rights and obligations as tenant-in-common with Virginia Power in the Retained Assets and as lessee under the Pollution Control Assets Lease which are attributable to the Common Facilities Equipment by Virginia law as modified by the Clover Agreements.

"EQUIPMENT PAYMENTS" shall mean all Basic Payments and all Supplemental
Payments.

"EQUITY EXPOSURE AMOUNT" for any Termination Date shall mean the amount set forth opposite such Termination Date on Schedule 3 to the Participation Agreement.

"EQUITY INVESTMENT" shall mean the Owner Participant's investment in the Facility Owner contemplated by Section 2.1 of the Participation Agreement.

"EQUITY PORTION OF BASIC PAYMENTS" shall mean for any Payment Date the difference between (i) the sum of the Basic Payment and the Foundation Basic Payment under the Operating

Agreements on such Payment Date and (ii) the principal and interest due and payable on the Loan Certificates on such Payment Date.

"EQUITY PORTION OF TERMINATION VALUE" in respect of any determination of Termination Value or amount determined by reference to Termination Value payable pursuant to the Operative Documents shall mean an amount equal to the excess, if any, of (i) the sum of the Termination Values set forth opposite the Termination Date corresponding to, or immediately succeeding, as the case may be, such date of determination on Schedule 2 of each of the Operating Agreements and, if such date of determination is a Payment Date, the sum of the Basic Payment and Foundation Basic Payment due on that date (to the extent payable in arrears) and
(ii) the balance, including accrued interest, on the Loan Certificates scheduled to be outstanding on such date of determination.

"EQUITY SECURITY PLEDGE AGREEMENT" shall mean the Equity Security Pledge Agreement, dated as of July 1, 1996, between Old Dominion, as pledgor, and the Facility Owner, as Collateral Agent, in substantially the form of Exhibit M to the Participation Agreement.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law.

"EVENT OF DEFAULT" shall have the meaning specified in Section 16 of the Operating Equipment Agreement or in Section 16 of the Operating Foundation Agreement, as the case may be.

"EVENT OF LOSS" shall mean any of the following events:

            (i) loss of Clover Unit 2 or use thereof due to destruction or damage to Clover Unit 2 that renders repair uneconomic or that renders Clover Unit 2 permanently unfit for normal use; or

           (ii) any damage to Clover Unit 2 that results in an insurance settlement with respect to such damage on the basis of a total loss or an agreed constructive or a compromised total loss; or

          (iii) (a) the seizure, expropriation, condemnation or requisition of title to Clover Unit 2 or the Real Property by any Governmental Entity that shall have resulted in the loss by Old Dominion of (x) its title to Clover Unit 2 or (y) its title to all or any part of the Real Property that would render the use or operation of Clover Unit 2 uneconomic or impossible, following all efforts to contest such loss, or (b) the seizure, expropriation, or requisition of title to all or any part of the Facility Owner's Unit 2 Interest by any Governmental Entity that shall have resulted in the loss by the Facility Owner of the Head Equipment Agreement Interest or Head Foundation Agreement Interest or the Ground Lease Interest, following all efforts to contest such loss or (c) the seizure, expropriation, or requisition of use of Clover Unit 2 or the Real Property by any Governmental Entity that shall have resulted in the loss by Old Dominion of possession of (x) Clover Unit 2 or (y) all or any part of the Real Property that would render the use or operation of Clover Unit 2 impossible, following all efforts to contest such loss if such loss of possession shall be for an indefinite period or, if Old Dominion shall not have exercised the Purchase Option, such loss of possession is continuing on a date 18 months or less prior to the end of the Operating Lease Term, unless, in the case of (a), (b) or (c) waived by the Facility Owner; or

           (iv) if elected in writing by the Owner Participant, and only in circumstances where the termination of the Head Equipment Agreement, the Head Foundation Agreement, the Operating Equipment Agreement or the Operating Foundation Agreement shall remove the basis of the regulation described below, subjection of the Owner Participant, the Owner Trustee or Facility Owner to any legal, financial or other regulatory burden under Applicable Law regulating public utilities or electric generating facilities of a type similar to Clover Unit 2 which in the opinion of the Owner Participant is burdensome, or the subjection of the Owner Participant's or the Facility Owner's interest in the Head Equipment Agreement, the Head Foundation Agreement, the Operating Foundation Agreement or the Operating Equipment Agreement to any rate of return regulation by any Governmental Entity, in either case by reason of the participation of the Owner Trustee, the Owner Participant or Facility Owner in the transactions contemplated by the Operative Documents and not, in any event, as a result of (a) investments, loans or other business activities of the Owner Participant or its Affiliates in respect of equipment or facilities similar in nature to Clover Unit 2 or any part thereof or in any other electrical, steam, cogeneration or other energy or utility related equipment or facilities or the general business or other activities of the Owner Participant or its Affiliates or the nature of any of the properties or assets from time to time owned, leased, operated, managed or otherwise used or made available for use by the Owner Participant or its Affiliates or (b) a failure of the Owner Participant to perform routine, administrative or ministerial actions the performance of which would not subject the Owner Participant to any adverse consequence (as determined by the Owner Participant, in its sole discretion acting in good faith), PROVIDED that Old Dominion, the Facility Owner and the Owner Participant agree to cooperate and to take reasonable measures to alleviate the source or consequence of any regulation constituting an Event of Loss under this paragraph
                  (iv), at the cost and expense of the party requesting such cooperation; or

            (v) damage to Clover Unit 2 not constituting an Event of Loss pursuant to clause (i) or (ii) that renders Clover Unit 2 unfit for service for 18 consecutive months if (a) Old Dominion shall fail to elect to repair such damage within 18 months of the occurrence of such damage or (b) Old Dominion shall fail to diligently pursue such repair after such election or (c) unless Old Dominion has exercised the Purchase Option, the repair of such damage is not concluded at least 18 months prior to the end of the Term, or an election to permanently remove Clover Unit 2 from service pursuant to the Clover Agreements; or

           (vi) if elected by the Owner Participant, the occurrence of a change in Applicable Law that results in the continued performance by the Facility Owner or the Owner Participant of the Overall Transaction being or becoming unlawful or illegal.

The date of occurrence of an Event of Loss described in clauses (i) or (ii) shall be the date of the destruction or damage to Clover Unit 2. The date of occurrence of an Event of Loss described in clause (iii) shall be the date of the loss of title following all efforts to contest such loss in the case of a seizure, expropriation, condemnation or requisition of title by Old Dominion or the Facility Owner to Clover Unit 2, the Real Property or the Facility Owner's Unit 2 Interest, as the case may be or, in the case of a loss of possession or use by Old Dominion but not of title, following all efforts to contest such loss, the date of loss of possession in the case of a loss of possession for an indefinite period or the date which is 18 months or less prior to the end of the Term. The date of occurrence of an Event of Loss described in clause (v) shall be (a) the end of the 18 month period following damage in Clover Unit 2, (b) the date of Old Dominion's failure to diligently pursue the repair of Clover Unit 2 or the date 18 months prior to the end of the Term, or (c) the election to permanently remove Clover Unit 2 from service, as the case may be. The date of occurrence of an Event of Loss described in clause (iv) or (vi) shall be the date of imposition of such regulation following the exhaustion of all appeals, if any, initiated by the Owner Trustee, the Facility Owner or the Owner Participant in its sole and absolute discretion.

"EXCEPTED PAYMENTS" shall mean and include (i)(A) any indemnity (whether or not constituting Supplemental Payment or Foundation Supplemental Payment and whether or not an Event of Default exists) payable to the Trust Company, the Owner Trustee or the Owner Participant or to their respective Parties Related and, successors and permitted assigns (other than the Agent) pursuant to Section 2.4,
8.1 or 8.2 of the Participation Agreement, Section 5.1 of the Trust Agreement, and any payments under the Tax Indemnity Agreement (whether reflected as an adjustment of Basic Payment or Foundation Basic Payment or otherwise) or (B) any amount payable by Old Dominion to the Owner Trustee, the Facility Owner or to the Owner Participant to reimburse any such Person for its costs and expenses in exercising its rights under the Operative Documents, or (C) any fees, costs and expenses payable to the Trust Company or the Owner Trustee pursuant to Section
5.2 of the Trust Agreement, (ii) (A) insurance proceeds, if any, payable to the Owner Trustee, the Facility Owner or the Owner Participant under insurance separately maintained by the Owner Trustee, the Facility Owner or the Owner Participant with respect to Clover Unit 2 as permitted by Section 11 of the Operating Equipment Agreement or Section 11 of the Operating Foundation Agreement or (B) proceeds of personal injury or property damage liability insurance maintained under any Operative Document for the benefit of the Owner Trustee, the Facility Owner or the Owner Participant, (iii) any amounts payable under any Operative Documents to reimburse the Owner Trustee, the Facility Owner or the Owner Participant (including the reasonable expenses of the Owner Trustee, the Facility Owner or the Owner Participant incurred in connection with any such payment) in performing or complying with any of the obligations of Old Dominion under and as permitted by any Operative Document, (iv) any amount payable to the Owner Participant as the purchase price of the Owner Participant's right and interest in the Collateral or the Beneficial Interest,
(v) the Equity Portion
of Termination Value, (vi) any payments, insurance proceeds or other amounts with respect to any portion of the Head Equipment Agreement Interest or the Head Foundation Agreement Interest which has been released from the Liens of the Loan Agreement and the Leasehold Mortgage, (vii) any payments or distributions to the Owner Trustee, the Facility Owner or the Owner Participant attributable to any Qualifying Security, the Qualifying Surety Bond or any Qualifying Letter of Credit, (viii) any amounts payable to the Owner Participant upon exercise by it of the Special Equity Remedy pursuant to Section 12 of the Participation Agreement and (ix) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause
(i) through (vii) above that constitute Excepted Payments.

"EXCEPTED RIGHTS" shall have the meaning specified in Section 5.2 of the Loan Agreement.

"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

"EXCHANGE AGREEMENT" shall mean the Exchange Agreement, dated as of February 9, 1996, by and among the Owner Participant, Chrysler Capital Corporation and Fleet.

"EXCHANGE DOCUMENTS" shall mean the Exchange Agreement, the Assignment and Acceptance of Replacement Property Contract, dated as of July 31, 1996, among the Owner Participant, the Facility Owner and Fleet, the Letter Agreement, re:
Qualifying Intermediary, dated July 31, 1996, to Fleet from Old Dominion, the Notice of Assignment of the Replacement Property Contract, dated July 31, 1996, from the Owner Participant and the Facility Owner, the Letter Agreement, re:
Direction of Transfer, dated July 31, 1996, to Old Dominion from Fleet, and the Reassignment and Acceptance of Replacement Property Contract, dated August 1, 1996, among Fleet, the Owner Participant, and the Facility Owner.

"EXCHANGOR" shall mean Fleet, as exchangor under the Exchange Agreement.

"EXCLUDED PROPERTY" shall mean Excepted Payments and Excepted Rights, collectively.

"EXCLUDED TAXES" shall have the meaning specified in Section 8.2(b) of the Participation Agreement.

"EXPIRATION DATE" shall mean January 4, 2020.

"FACILITY OWNER" shall mean Clover Unit 2 Generating Trust, a Delaware business trust created pursuant to the Trust Agreement.

"FACILITY OWNER'S AVAILABLE CAPACITY" shall mean a portion of the Available Capacity to the extent, but only to the extent, derived from or attributable to Clover Unit 2.

"FACILITY OWNER GROUP" shall have the meaning specified in Section 4(e) of the Tax Indemnity Agreement.

"FACILITY OWNER'S LIEN" shall mean any Lien on the Trust Estate or any part thereof arising as a result of (i) Claims against or affecting the Trust Company, the Facility Owner or the Owner Trustee, or any Party Related thereto not related to any Operative Document or the transactions contemplated thereby,
(ii) any act or omission of the Trust Company, the Facility Owner or the Owner Trustee, or Party Related thereto that is not related to any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Trust Company, in its individual capacity, specified therein,
(iii) Taxes imposed upon the Trust Company, the Facility Owner or the Owner Trustee, or any Party Related thereto that are not indemnified against by Old Dominion pursuant to any Operative Document or (iv) Claims against or affecting the Trust Company, the Facility Owner or the Owner Trustee, in its individual capacity, or any Party Related thereto arising out of the voluntary or involuntary transfer by the Trust Company, the Facility Owner or the Owner Trustee of any portion of the interest of the Trust Company, the Facility Owner or the Owner Trustee in the Facility Owner's Unit 2 Interest, and that are not indemnified against by Old Dominion pursuant to any Operative Document; PROVIDED, HOWEVER, that any such Lien shall not constitute a Facility Owner's Lien so long as (i) any such Lien is being diligently contested in good faith by appropriate proceedings and neither such Lien nor such proceedings involves a material danger of the sale, forfeiture or loss of the Trust Estate (after taking into account any bonds provided in respect of such Lien) and (ii) any such Lien shall not constitute an impermissible encumbrance under Section 14.06 of the Old Dominion Indenture.

"FACILITY OWNER'S PERCENTAGE" shall mean 50% with respect to any Component or other assets (including any replaced facilities constituting a part of Clover Unit 2 in accordance with Section 10.3 of the Operating Equipment Agreement and
Section 10.3 of the Operating Foundation Agreement) constituting a part of the Unit 2 Equipment or the Unit 2 Foundation and 25% with respect to any Component or other assets (including any replaced facilities constituting a part of Clover Unit 2 in accordance with Section 10.3 of the Operating Equipment Agreement and
Section 10.3 of the Operating Foundation Agreement) constituting Common Facilities Equipment or Common Facilities Foundation.

"FACILITY OWNER'S UNIT 2 INTEREST" shall mean the Head Equipment Agreement Interest, the Head Foundation Agreement Interest, the Ground Lease Interest and the Assignee's rights and interests in the Assigned Clover Interests.

"FAIR MARKET SALES VALUE", with respect to the Facility Owner's Unit 2 Interest, shall mean the cash price obtainable for the Facility Owner's Unit 2 Interest, in an arm's length sale between an informed and willing purchaser under no compulsion to purchase and an informed and willing seller under no compulsion to sell, without regard to the rights of Virginia Power set forth in Section 6.3 of the Head Equipment Agreement and Section 6.3 of the Head Foundation Agreement, assuming that (i) the conditions contained in Sections 7 and 8 of the Operating Equipment Agreement and the Operating Foundation Agreement shall have been complied with in all respects and (ii) the Facility Owner's Unit 2 Interest is free and clear of all Liens (other than Facility Owner's Liens and Owner Participant's Liens) (except for purposes of Section 17 of the Operating Equipment Agreement or Section 17 of the Operating Foundation Agreement, as to which the Facility Owner's Unit 2 Interest, shall be valued on an "as-is", "where-is" and

"with all faults" basis and shall take into account all Liens (other than Facility Owner's Liens or Owner Participant's Liens)). If the Fair Market Sales Value of the Facility Owner's Unit 2 Interest is to be determined during the continuance of an Event of Default or in connection with the exercise of remedies by the Facility Owner pursuant to Section 17 of the Operating Equipment Agreement or Section 17 of the Operating Foundation Agreement, such value shall be determined by an appraiser appointed solely by the Facility Owner; PROVIDED, HOWEVER, in any such case where the Facility Owner shall be unable to obtain constructive possession sufficient to realize the economic benefit of the
Facility Owner's Unit 2 Interest, Fair Market Sales Value of the Facility Owner's Unit 2 Interest shall be deemed equal to $0. Upon any determination of Fair Market Sales Value of the Facility Owner's Unit 2 Interest, such Fair Market Sales Value shall be allocated to the Equipment Interest and the Foundation Interest proportionally to the value the Equipment Interest Cost or the Foundation Interest Cost bears to the aggregate value of such costs. If the parties are unable to agree upon a Fair Market Sales Value within 30 days after a request therefor has been made, the Fair Market Sales Value of the Facility Owner's Unit 2 Interest shall be determined by appraisal. The Owner Participant and Old Dominion will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Sales Value shall be determined by such Independent Appraiser. If Old Dominion and the Owner Participant are unable to agree upon a single Independent Appraiser within such 15-day period, the Owner Participant will retain an Independent Appraiser. Within 15 days after the Owner Participant's selection of an Independent Appraiser, Old Dominion shall select an Independent Appraiser. If Old Dominion fails to retain an Independent Appraiser within such period, the Fair Market Sales Value shall be determined by the Independent Appraiser retained by the Owner Participant. The Independent Appraiser selected by Old Dominion and the Independent Appraiser selected by the Owner Participant shall select a consensus Independent Appraiser within 10 days. If the Independent Appraisers cannot agree on a consensus Independent Appraiser within 10 days, the consensus Independent Appraiser shall be selected by the American Arbitration Association. If the parties are able to agree upon a single Independent Appraiser or the two Independent Appraisers are able to agree upon a consensus Independent Appraiser, the single Independent Appraiser or the three Independent Appraisers, as the case may be, shall within 30 days make a determination of such Fair Market Sales Value. If there shall be a panel of three Independent Appraisers, the appraisal which differs most from the other two appraisals with respect to the Facility Owner's Unit 2 Interest, shall be excluded and the remaining two appraisals shall be averaged and such average shall constitute Fair Market Sales Value of the Facility Owner's Unit 2 Interest. Fees and expenses relating to all appraisals shall be payable by Old Dominion.

"FEDERAL POWER ACT" shall mean the Federal Power Act, as amended.

"FERC" shall mean the Federal Energy Regulatory Commission of the United States or any successor agency thereto.

"FERC ORDERS" shall mean (i) the order issued by FERC on July 1, 1996 (Docket Nos. EC96-24-000 and EL96-55-000) under Sections 203 of the Federal Power Act, together with (ii) the order issued by FERC on July 1, 1996 (Docket No. ES96-28-000) under Section 204 of the Federal Power Act.

"FINAL DETERMINATION" with respect to a Loss shall mean (1) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final (I.E., when all allowable appeals have been exhausted by either party to the action); PROVIDED, HOWEVER, that in no event shall the Owner Participant be required to appeal to the United States Supreme Court, (2) a closing agreement entered into under
Section 7121 of the Code or any other settlement agreement entered into in connection with an administrative or judicial proceeding, or (3) the expiration of the time for instituting a claim for refund, or if such a claim was filed, the expiration of the time for instituting suit with respect thereto.

"FIRST SEVERANCE AGREEMENT" shall mean the Personal Property Agreement, dated as of December 13, 1994, between Old Dominion and Virginia Power.

"FLEET" shall mean Fleet National Bank of Connecticut, a national banking association.

"FORCE MAJEURE" shall have the meaning specified in Section 1.36 of the Clover Operating Agreement.

"FORM U-7D" shall mean the certificate to be filed pursuant to Rule 7(d) of the Holding Company Act for the purpose of exempting the Owner Participant, the Owner Trustee and the Facility Owner from registration under the Holding Company Act.

"FOUNDATION BASIC PAYMENTS" shall mean all amounts payable by Old Dominion to the Facility Owner pursuant to Section 3.2 of the Operating Foundation Agreement, as the same may be adjusted from time to time pursuant to Section 3.4 of the Operating Foundation Agreement.

"FOUNDATION INTEREST" shall mean (a) the right as tenant-in-common with Virginia Power to nonexclusive possession of (i) the Unit 2 Foundation, subject to Virginia Power's 50% undivided interest therein and the terms and conditions of the Clover Agreements, (ii) the Unit 1 Foundation to the extent but only to the extent necessary to support for the benefit of the Unit 2 Site the Common Facilities Equipment located in the scrubber building situated on the Unit 1 Site, subject to (1) Virginia Power's 50% undivided interest therein, (2) the terms and conditions of the Clover Agreements, (3) the Unit 1 Parties' right to nonexclusive possession thereof under the Clover 1 Foundation Head Lease, and
(4) Old Dominion's right to nonexclusive possession thereof under the Clover 1 Foundation Operating Lease, and (iii) the Common Facilities Foundation, subject to (1) Virginia Power's 50% undivided interest therein, (2) the terms and conditions of the Clover Agreements, (3) the Unit 1 Parties' right to nonexclusive possession thereof under the Clover 1 Foundation Head Lease, and
(4) Old Dominion's right to nonexclusive possession thereof under the Clover 1 Foundation Operating Lease, (b) all of the rights and obligations as tenant-in-common with Virginia Power which are attributable to the Unit 2 Foundation by Virginia law as modified by the Clover Agreements, and (c) 50% of the rights and obligations as tenant-in-common with Virginia Power which are attributable to the Common Facilities Foundation by Virginia law as modified by the Clover Agreements.

"FOUNDATION PAYMENTS" shall mean all Foundation Basic Payment and Foundation Supplemental Payments.

"FOUNDATION PURCHASE OPTION" shall have the meaning specified in Section 15.1 of the Operating Foundation Agreement.

"FOUNDATION PURCHASE OPTION PRICE" shall mean $19,226,969.50.

"FOUNDATION SUPPLEMENTAL PAYMENTS" shall mean any and all amounts, liabilities and obligations (other than Foundation Basic Payment) which Old Dominion assumes or agrees to pay under the Operating Foundation Agreement to the Facility Owner or any other Person, including, but not limited to, Termination Value and if and to the extent applicable, the Foundation Purchase Option Price.

"GAAP" shall mean generally accepted accounting principles.

"GOVERNMENTAL ENTITY" shall mean and include any national government, any political subdivision of a national government or of any state, country or local jurisdiction therein or any board, commission, department, division, organ, instrumentality, court or agency of any thereof.

"GRANTING CLAUSE DOCUMENTS" shall have the meaning specified in the Granting Clause of the Loan Agreement.

"GRANTOR" shall mean the Facility Owner, as grantor under the Leasehold Mortgage, together with its successors and permitted assigns, or Old Dominion, as grantor under the Subordinated Mortgage, as the case may be.

"GROUND INTEREST" shall mean (a) the right as tenant-in-common with Virginia Power to nonexclusive possession of (i) the Unit 2 Site, subject to Virginia Power's 50% undivided interest therein and the terms and conditions of the Clover Agreements, (ii) the Unit 1 Site to the extent but only to the extent necessary to support, for the benefit of the Unit 2 Parties, the Common Facilities Equipment and Common Facilities Foundation located in and under the scrubber building situated on the Unit 1 Site, subject to (1) Virginia Power's 50% undivided interest therein, (2) the terms and conditions of the Clover Agreements, (3) the Unit 1 Parties' rights as to the Unit 1 Site under the Option Agreement, and (4) Old Dominion's subleasehold interest under the Clover Unit 1 Ground Lease and Sublease and (iii) the Common Facilities Site, subject to (1) Virginia Power's 50% undivided interest therein, (2) the terms and conditions of the Clover Agreements, and (3) the Unit 1 Parties' rights as to the Common Facilities Site under the Option Agreement, (b) all of Old Dominion's rights and obligations as tenant-in-common of the Unit 2 Site which are attributable  to the  Unit 2 Site by  Virginia  law as  modified  by the  Clover
Agreements, and (c) 50% of Old Dominion's rights and obligations as tenant-in-common of the Common Facilities Site which are attributable to the Common Facilities Site by Virginia law as modified by the Clover Agreements.

"GROUND LEASE AND SUBLEASE" shall mean the Deed of Ground Lease and Sublease Agreement, dated as of July 1, 1996, between the Ground Lessor and the Ground Lessee, in substantially the form of Exhibit E to the Participation Agreement.

"GROUND LEASE BASIC TERM" shall have the meaning specified in Section 2.2 of the Ground Lease and Sublease.

"GROUND LEASE INTEREST" shall mean the Ground Lessee's right, title and interest in, to and under the Ground Interest under the Ground Lease and Sublease.

"GROUND LEASE RENEWAL TERM" shall have the meaning specified in Section 2.3 of the Ground Lease and Sublease.

"GROUND LEASE TERM" shall mean the Basic Ground Lease Term and any Renewal Ground Lease Term or Terms elected by the Ground Lessee pursuant to Section 2.3 of the Ground Lease and Sublease.

"GROUND LESSEE" shall mean the Facility Owner, as ground lessee and ground sublessor under the Ground Lease and Sublease.

"GROUND LESSOR" shall mean Old Dominion, as ground lessor and ground sublessee under the Ground Lease and Sublease.

"GROUND SUBLEASE TERM" shall have the meaning specified in Section 4 of the Ground Lease and Sublease.

"GUARANTOR" shall mean, as the context requires, Chrysler Capital Corporation as guarantor of the Owner Participant's obligation under the Operative Documents pursuant to the Guaranty or any Person which shall guaranty the obligations of a Transferee under the Operative Documents in accordance with Section 5.1 of the Participation Agreement.

"GUARANTY" shall mean the Guaranty, dated as of July 1, 1996, by Chrysler Capital Corporation or any guaranty of the obligations of a Transferee executed pursuant to Section 5.1 of, and in substantially the form of Exhibit Q to, the Participation Agreement.

"HALIFAX CLERK'S OFFICE" shall mean the Clerk's Office of the Circuit Court of Halifax County, Virginia.

"HEAD AGREEMENTS" shall mean the Head Equipment Agreement and the Head Foundation Agreement.

"HEAD  EQUIPMENT   AGREEMENT"  shall  mean  Clover  Unit  2  Equipment  Interest
Agreement, dated as of July 1, 1996, between the Old Dominion and the Facility Owner, in substantially the form of Exhibit C to the Participation Agreement.

"HEAD  EQUIPMENT  AGREEMENT  BASIC  TERM" shall have the  meaning  specified  in
Section 3.1 of the Head Equipment Agreement.

"HEAD EQUIPMENT  AGREEMENT  CONSIDERATION"  shall have the meaning  specified in
Section 3.3 of the Head Equipment Agreement.

"HEAD EQUIPMENT AGREEMENT INTEREST" shall mean the Facility Owner's right, title and interest in, to and under the Equipment Interest under the Head Equipment Agreement.

"HEAD  EQUIPMENT  AGREEMENT  RENEWAL  TERM" shall have the meaning  specified in
Section 3.2 of the Head Equipment Agreement.

"HEAD EQUIPMENT AGREEMENT TERM" shall have the meaning specified in Section 3.2 of the Head Equipment Agreement.

"HEAD FOUNDATION AGREEMENT" shall mean the Clover Unit 2 Foundation Interest Agreement, dated as of July 1, 1996, between the Old Dominion and the Facility Owner, in substantially the form of Exhibit D to the Participation Agreement.

"HEAD  FOUNDATION  AGREEMENT  BASIC TERM" shall have the  meaning  specified  in
Section 3.1 of the Head Foundation Agreement.

"HEAD FOUNDATION  AGREEMENT  CONSIDERATION"  shall have the meaning specified in
Section 3.3 of the Head Foundation Agreement.

"HEAD FOUNDATION AGREEMENT INTEREST" shall mean the Facility Owner's right, title and interest in, to and under the Foundation Interest under the Head Foundation Agreement.

"HEAD  FOUNDATION  AGREEMENT  RENEWAL TERM" shall have the meaning  specified in
Section 3.2 of the Head Foundation Agreement.

"HEAD FOUNDATION AGREEMENT TERM" shall have the meaning specified in Section 3.2 of the Head Foundation Agreement.

"HIGHEST RATE" shall have the meaning specified in Section 4(b)(1) of the Tax Indemnity Agreement.

"HOLDERS" and "HOLDERS OF LOAN CERTIFICATES" shall have the meaning specified in
Section 2.7 of the Loan Agreement.

"HOLDING COMPANY ACT" shall mean the Public Utility Holding Company Act of 1935, as amended.

"IMPROVEMENTS" shall have the meaning specified in Section 4(a)(2) of the Tax Indemnity Agreement.

"INCOME INCLUSION" shall have the meaning specified in Section 4(a) of the Tax Indemnity Agreement.

"INDEMNITEE" shall have the meaning specified in Section 8.1(a) of the Participation Agreement.

"INDENTURE TRUSTEE" shall mean Crestar Bank, as the trustee under the Old Dominion Indenture or any successor thereto.

"INDEPENDENT APPRAISER" shall mean a Person independent of the Owner Participant and Old Dominion having experience in the business of evaluating facilities similar to Clover Unit 2.

"INDEPENDENT ENGINEER" shall mean an independent engineer selected by the Owner Participant and, so long as no Event of Default shall have occurred and be continuing, reasonably acceptable to Old Dominion.

"INDEPENDENT PUBLIC ACCOUNTANTS" shall have the meaning specified in Section 4(d) of the Tax Indemnity Agreement.

"INDEPENDENT  TAX  COUNSEL"  shall  mean  independent  tax  counsel   reasonably
acceptable to Old Dominion and the Owner Participant.

"INTEREST DEDUCTIONS" shall have the meaning specified in Section 2(c) of the Tax Indemnity Agreement.

"INTERMEDIARY" shall have the meaning specified in Section 3.4(c) of the Operating Equipment Agreement or Section 3.4(c) of the Operating Foundation Agreement, as the case may be.

"IRS" shall mean the Internal Revenue Service of the United States Department of Treasury or any successor agency.

"LEASEHOLD MORTGAGE" shall mean the Leasehold Deed of Trust, Assignment of Leases and Rents, and Security Agreement, dated as of July 1, 1996, made by the Facility Owner, as Grantor, and having David S. Cohn and C. Cotesworth Pinckney, as Trustees, for the beneficiaries identified therein, in substantially the form of Exhibit J to the Participation Agreement.

"LENDERS" shall mean the Original Lenders and any future Lenders under the Loan Agreement.

"LIEN" shall mean any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest, title retention or claim.

"LOAN AGREEMENT" shall mean the Loan and Security Agreement, dated as of July 1, 1996, between the Facility Owner and Utrecht-America, as Series A and initial Series B Lender and as Agent, in substantially the form of Exhibit I to the Participation Agreement.

"LOAN BANKRUPTCY DEFAULT" shall mean an event that is, or in the case of Section 4.2(f) of the Loan Agreement with the passage of time would become, a Loan Event of Default under Section 4.2(e), (f) or (g) of the Loan Agreement.

"LOAN CERTIFICATE REGISTER" shall have the meaning specified in Section 2.7 of the Loan Agreement.

"LOAN CERTIFICATES" shall have the meaning specified in Section 2.1(a) of the Loan Agreement.

"LOAN COMMITMENTS" shall mean the Series A Loan Commitment and the Series B Loan Commitment.

"LOAN EVENT OF DEFAULT" shall have the meaning specified in Section 4.2 of the Loan Agreement.

"LOAN MATURITY DATE" shall mean January 4, 2020.

"LOAN PAYMENT DATE" shall mean (i) January 5, 1997 and July 5, 1997 and each succeeding January 5 and July 5 through and including July 5, 2019 and (ii) the Loan Maturity Date.

"LOAN PAYMENT DEFAULT" shall mean failure of the Facility Owner to make any payment in respect of the principal of, or interest on, any Loan Certificates when the same shall have become due without regard to any grace period or notice requirement.

"LOAN REFINANCING DATE" shall mean any date on which the Series A Loan Certificate is refinanced pursuant to Section 10.2 of the Participation Agreement.

"LOANS" shall mean the loans evidenced by the Series A Loan Certificate, the Series B Loan Certificate and any Additional Loan Certificates issued from time to time.

"LOSS" shall have the meaning specified in Section 4(a) of the Tax Indemnity Agreement.

"LOSS OF DEDUCTIONS" shall have the meaning specified in Section 4(a)(1) of the Tax Indemnity Agreement.

"MEMBER OF THE FACILITY OWNER GROUP" shall have the meaning specified in Section 4(e) of the Tax Indemnity Agreement.

"MINIMUM CAPACITY PAYMENTS" shall have the meaning assigned to it in Exhibit B to the Operating Equipment Agreement.

"MODIFICATION" shall mean a Required Modification or an Optional Modification.

"MONTHLY ENERGY CHARGE" shall have the meaning specified in Exhibit B to the Operating Equipment Agreement.

"MOODY'S" shall mean Moody's Investors Service, Inc. and any successor thereto.

"MORTGAGEE" shall mean the beneficiary of the Leasehold Mortgage.

"MORTGAGOR" shall mean the Facility Owner, as grantor under the Leasehold Mortgage.

"NET ECONOMIC RETURN" shall mean the Owner Participant's anticipated (i) net after-tax yield (computed using the multiple investment sinking fund method) and
(ii) periodic after-tax cash flow, based upon the same assumptions used by the Owner Participant in making the original computations implicit in (i) the schedule of Basic Payments attached as Schedule 1 to Operating Equipment Agreement and (ii) the schedule of Foundation Basic Payments attached as
Schedule 1 to the Operating Foundation Agreement.

"NEW LOAN" shall mean a loan having a principal amount, interest rate, maturity, amortization and such other terms as set forth in Schedule 3 to the Operating Equipment Agreement arranged by Old Dominion in accordance with Section 15.3(ii) of the Operating Equipment Agreement.

"NONSEVERABLE MODIFICATION" shall mean any Modification that is not readily removable without causing material damage to Clover Unit 2.

"OBSOLESCENCE TERMINATION DATE" shall have the meaning specified in Section 14.1 of the Operating Equipment Agreement.

"OFFICER'S CERTIFICATE" shall mean with respect to any Person, a certificate signed by the Chairman of the Board, the President, or a Vice President of such Person or any person authorized by or pursuant to the organizational documents, the by-laws or any resolution of the Board of Directors or Executive Committee of such Person (whether general or specific) to execute, deliver and take actions on behalf of such Person in respect of any of the Operative Documents.

"OLD DOMINION" shall mean Old Dominion Electric Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia, together with its successors.

"OLD DOMINION'S BONDS" shall mean the First Mortgage Bonds issued by Old Dominion under the Old Dominion Indenture.

"OLD DOMINION GROUP" shall have the meaning specified in Section 1 of the Tax Indemnity Agreement.

"OLD DOMINION INDENTURE" shall mean the Indenture of Mortgage and Deed of Trust, dated as of May 1, 1992, made by Old Dominion to the Indenture Trustee, as supplemented by the First Supplemental Indenture dated as of August 1, 1992, the Second Supplemental Indenture dated as of December 1, 1992, the Third Supplemental Indenture dated as of May 1, 1993, the Fourth

Supplemental  Indenture  dated as of December 15, 1994,  the Fifth  Supplemental
Indenture dated as of February 29, 1996 and as hereinafter amended and supplemented from time to time.

"OLD DOMINION PERSON" shall have the meaning specified in Section 1 of the Tax Indemnity Agreement.

"OLD  DOMINION'S  UNIT 2  INTEREST"  shall mean Old  Dominion's  interest in the
Equipment Interest under the Operating Equipment Agreement, Old Dominion's interest in the Foundation Interest under the Operating Foundation Agreement, Old Dominion's subleasehold interest in the Ground Interest under the Ground Lease and Sublease and Old Dominion's rights in the Assigned Clover Interests reassigned to it by the Owner Trustee under the Clover Agreements Assignment. Old Dominion's Unit 2 Interest shall not include Old Dominion's remainder interest in Clover Unit 2 and the Clover Real Estate.

"OPERATING AGENCY AGREEMENT" shall mean the Operating Agency Agreement dated as of July 1, 1996, among the Facility Owner, the Owner Participant, Old Dominion, State Street Bank and Trust Company and First Union National Bank of Florida, in substantially the form of Exhibit U to the Participation Agreement.

"OPERATING AGREEMENTS" shall mean the Operating Equipment Agreement and the Operating Foundation Agreement.

"OPERATING EQUIPMENT AGREEMENT" shall mean the Operating Equipment Agreement, dated as of July 1, 1996, between the Facility Owner and Old Dominion, in substantially the form of Exhibit G to the Participation Agreement.

"OPERATING FOUNDATION AGREEMENT" shall mean the Operating Foundation Agreement, dated as of July 1, 1996, between the Facility Owner and Old Dominion, in substantially the form of Exhibit H to the Participation Agreement.

"OPERATIVE DOCUMENTS" shall mean the Participation Agreement, the Severance Agreements, the Head Equipment Agreement, the Head Foundation Agreement, the Operating Equipment Agreement, the Operating Foundation Agreement, the Clover Agreements Assignment, the Ground Lease and Sublease, the Loan Agreement, the Leasehold Mortgage, the Loan Certificates, the Trust Agreement, the Guaranty, the Tax Indemnity Agreement, the Operating Agency Agreement, the Payment Undertaking Agreement, the Payment Undertaking Pledge Agreement, the Qualifying Surety Bond, the Equity Security Pledge Agreement, the Subordinated Security Agreement, and the Subordinated Mortgage.

"OPTION AGREEMENT" shall mean the Option Agreement to Lease, dated as of February 29, 1996, between Old Dominion and the Clover 1 Owner Trustee recorded in the Halifax Clerk's Office in Deed Book 645, page 245, as corrected by the Corrected Option Agreement to Lease, dated as of February 29, 1996, recorded in the Halifax Clerk's Office.

"OPTION INTEREST" shall mean the Clover 1 Owner Trustee's right and option to enter into the Clover 1 Ground Lease and Sublease.

"OPTIONAL MODIFICATION" shall have the meaning specified in Section 8.2 of the Operating Equipment Agreement or Section 8.2 of the Operating Foundation Agreement, as the case may be.

"ORIGINAL LENDERS" shall mean Utrecht-America, as purchaser of the Series A Loan Certificate and initial purchaser of the Series B Loan Certificate.

"OTHER LOSS" shall have the meaning specified in Section 4(a)(2)(viii) of the Tax Indemnity Agreement.

"OVERALL TRANSACTION" shall mean the transactions contemplated by the Operative Documents.

"OVERDUE RATE" shall mean 1.0% per annum over the rate of interest publicly announced from time to time by the Bank at its New York office as its prime lending rate for domestic commercial loans, such rate to change as and when such prime lending rate changes. For purpose of this definition, "prime lending rate" shall mean that rate announced by the Bank from time to time as its prime rate as that rate may change from time to time with changes to occur on the date such Bank's prime rate changes. Such Bank's prime rate is one of several interest rate bases used by the Bank. The Bank lends at rates both above and below the Bank's prime rate, and Old Dominion acknowledges and agrees that the prime rate is not represented or not intended to be the lowest or most favorable rate of interest offered by the Bank.

"OWNER PARTICIPANT" shall mean EPC Corporation, a Delaware corporation.

"OWNER PARTICIPANT'S COMMITMENT" shall mean $76,213,404.74.

"OWNER PARTICIPANT'S LIEN" shall mean any Lien on the Trust Estate or any part thereof arising as a result of (i) Claims against or affecting the Owner Participant or any Party Related thereto not related to any Transaction Document or the transactions contemplated thereby, (ii) any act or omission of the Owner Participant or Party Related thereto that is not related to, or is in violation of, any Transaction Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Owner Participant set forth therein, (iii) Taxes against the Owner Participant or Party Related thereto that are not indemnified against by Old Dominion pursuant to the Operative Documents or (iv) Claims against or affecting the Owner Participant or Party Related thereto arising out of the voluntary or involuntary transfer by the Owner Participant of any portion of the interest of the Owner Participant in the Beneficial Interest) that are not indemnified against by Old Dominion pursuant to the Operative Documents; PROVIDED, HOWEVER, that any such Lien shall not constitute an Owner Participant's Lien hereunder so long as (i) any such Lien is being diligently contested in good faith by appropriate proceedings and neither such Lien nor such proceedings involves a material danger of the sale, forfeiture or loss of the Trust Estate (after taking into account any bonds provided in respect of such Lien) and (ii) any such Lien shall not constitute an impermissible encumbrance under Section 14.06 of the Old Dominion Indenture.

"OWNER PARTICIPANT'S TAX COUNSEL" shall mean Milbank, Tweed, Hadley & McCloy, or such other tax counsel as may be selected by the Owner Participant and reasonably acceptable to Old Dominion.

"OWNER TRUSTEE" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity except as expressly provided in the relevant Operative Document to which it is a party, but solely as owner trustee under the Trust Agreement, and each other Person which may from time to time be acting as the Owner Trustee in accordance with the provisions of the Trust Agreement.

"PARTICIPANTS" shall mean the Owner Participant and the Original Lenders.

"PARTICIPATION AGREEMENT" shall mean the Participation Agreement, dated as of July 1, 1996, among Old Dominion, the Facility Owner, Wilmington Trust Company (in the capacities specified therein) the Owner Participant and Utrecht-America.

"PARTY RELATED" shall mean, with respect to any Person or its successors and assigns, an Affiliate of such Person or its successors and assigns and any director, officer, servant, employee or agent of that Person or any such Affiliate or their respective successors and assigns; PROVIDED that the Trust Company and the Facility Owner shall not be treated as Parties Related to each other and neither Facility Owner nor Trust Company shall be treated as a Party Related to the Owner Participant except that, for purposes of Section 8.1 of the Participation Agreement, the Facility Owner will be treated as a Party Related to the Owner Participant to the extent that the Facility Owner acts on the express direction or with the express consent of the Owner Participant.

"PAYMENT DATE" shall mean (i) January 5, 1997 and July 5, 1997, and each succeeding January 5 and July 5 through and including July 5, 2019, and (ii) the Expiration Date.

"PAYMENT DEFAULT" shall mean the failure to make any Basic Payment, Foundation Basic Payment, Foundation Supplemental Payment or Supplemental Payment when due without regard to any grace period or notice requirement.

"PAYMENT PERIOD" shall mean each six-month or shorter period (i) commencing, in the case of the first Payment Period, on the Closing Date and, thereafter, on each Payment Date through and including July 5, 2019, and (ii) ending on the following January 4 or July 4, as the case may be.

"PAYMENT UNDERTAKING AGREEMENT" shall mean the Payment Undertaking Agreement, dated as of July 1, 1996, between Old Dominion and the Bank, in substantially the form of Exhibit K to the Participation Agreement.

"PAYMENT UNDERTAKING COLLATERAL" shall have the meaning specified in the Granting Clause of the Loan Agreement.

"PAYMENT UNDERTAKING DOCUMENTS" shall mean the Payment Undertaking Agreement and the Payment Undertaking Pledge Agreement.

"PAYMENT UNDERTAKING PAYMENT AMOUNT" shall mean in relation to a Payment Undertaking Payment Date, the amount determined in accordance with Section 3.1 of the Payment Undertaking Agreement with respect to such Payment Undertaking Payment Date.

"PAYMENT UNDERTAKING PAYMENT DATE" shall mean, with respect to any Payment Undertaking Payment Amount, any date listed on Schedule A of the Payment Undertaking Agreement and with respect to any Early Termination Amount, any date listed on Schedule B of the Payment Undertaking Agreement.

"PAYMENT UNDERTAKING PLEDGE AGREEMENT" shall mean the Payment Undertaking Pledge Agreement, dated as of July 1, 1996, between the Payment Undertaking Pledgee and the Payment Undertaking Pledgor, in substantially the form of Exhibit L to the Participation Agreement.

"PAYMENT UNDERTAKING PLEDGEE" shall mean the Facility Owner, as pledgee under the Payment Undertaking Pledge Agreement.

"PAYMENT UNDERTAKING PLEDGOR" shall mean Old Dominion, as pledgor under the Payment Undertaking Pledge Agreement.

"PERMITTED ENCUMBRANCES" shall mean "Permitted Encumbrances" as defined in the Old Dominion Indenture.

"PERMITTED INVESTMENTS" shall mean investments in (a) overnight loans to or other customary overnight investments in commercial banks of the type referred to in paragraph (d) below, (b) obligations of, or guaranteed as to interest and principal by, the United States maturing within one year after such investment,
(c) open market commercial paper of any corporation incorporated under the laws of the United States or any State thereof which is rated not less than "prime-1" or its equivalent by Moody's and "A-1" or its equivalent by S&P maturing within one year after such investment, and (d) certificates of deposit maturing within one year after such investment and issued by commercial banks organized under the laws of the United States or any State thereof or a domestic branch of a foreign bank (i) having a combined capital and surplus in excess of $500,000,000 and (ii) which are rated "AA" (or "Aa") or better by S&P and/or Moody's; PROVIDED that no more than $20,000,000 may be invested in such deposits at any one such bank.

"PERMITTED LIENS" shall mean (i) the interests of Old Dominion and the Owner Trustee under any of the Operative Documents; (ii) the Lien of the Old Dominion Indenture; (iii) all liens defined as "Permitted Encumbrances" in, or otherwise permitted by, the Old Dominion Indenture

(to the extent applicable to the Facility and, where not differentiated, the Clover Power Station); (iv) the interest of Virginia Power or its successors and assigns pursuant to the Clover Agreements; (v) the interest of Virginia Power as tenant in common with Old Dominion in the Clover Power Station; (vi) the terms and conditions of the Clover Agreements; (vii) all Facility Owner's Liens and Owner Participant's Liens; (viii) the Liens of the Loan Agreement and the
Leasehold Mortgage; (ix) the interest of the holder of legal title as contemplated by Section 11 of the Participation Agreement; (x) the Pollution Control Assets Lease Documents; (xi) the interest of the Unit 1 Parties in the Common Facilities; and (xii) the remainder interests of Old Dominion in the Clover Real Estate, (xiii) the Liens of the Subordinated Mortgage and the
Subordinated Security Agreement and (xiv) any Lien that is expressly by its terms subject, subordinate and inferior in priority to the Head Agreements, the Operating Agreements, the Lien of the Loan Agreement and the Lien of the Leasehold Mortgage.

"PERMITTED POST-TERM ENCUMBRANCES" shall mean these encumbrances specified in clauses (6), (7), (8), (13), (14), (15), and (19) of the definition of
"Permitted Encumbrances" in the Old Dominion Indenture on the Closing Date.

"PERSON" shall mean any individual, corporation, cooperative, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"PERSONALTY" shall have the meaning specified in the Leasehold Mortgage.

"PLAN" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to ERISA, any "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any "governmental plan" (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transactions with government plans similar to those contained in
Section 406 of ERISA or Section 4975 of the Code.

"PLANT OPERATOR" shall mean Virginia Power as operator of the Clover Power Station pursuant to the Clover Agreements and any successor thereto.

"PLEDGEE" shall mean the Facility Owner, as pledgee under the Equity Security Pledge Agreement.

"PLEDGOR" shall mean Old Dominion, as pledgor under the Equity Security Pledge Agreement.

"POLLUTION" shall mean any Release of anything (whether by act or omission), in any state (whether gas, liquid or solid or an odor, organism or energy) or combination of states, howsoever caused, which brings about or causes or may be reasonably expected to bring about or cause any impact (including deterioration, harm, damage or non-beneficial change) to the Environment, the Unit 1 Site, the Unit 2 Site, the Common Facilities Site, the Solid Waste Landfill Site, the Clover Power Station, Clover Unit 1 or Clover Unit 2 so as to create or be likely to create conditions which:

                  (a) are a risk to the health of any person or conditions unsuitable for occupation or any material use;

                  (b) which result in material degradation in the capacity to support plant life;

                  (c) requiring remediation or clean-up to any building, facility, land, surface waters, ground waters or subsurface strata under applicable Environmental Requirements; or

                  (d) require management programs to be implemented to avoid or minimize impacts on the Environment under applicable Environmental Requirements.

The terms "Polluted" and "Pollutant" shall have a corresponding meaning.

"POLLUTION CONTROL ASSETS" shall mean assets constituting Unit 2 Equipment and Common Facilities Equipment which were leased to the Pollution Control Assets Lessor under the Pollution Control Assets Lease.

"POLLUTION CONTROL ASSETS LEASE" shall mean the Lease Agreement, dated as of December 15, 1994, between the Pollution Control Assets Lessor and Old Dominion, as amended from time to time, including, without limitation, as amended by the Assignment, Assumption and Release Agreement, dated as of July 1, 1995, among Esbelto B.V., Green Assets B.V. and Old Dominion.

"POLLUTION CONTROL ASSETS LEASE DOCUMENTS" shall mean the Asset Purchase Agreement dated November 28, 1994 between Old Dominion and Esbelto B.V., the Limited Warranty Bill of Sale and Personal Property Agreement dated December 30, 1994 between Old Dominion and Esbelto B.V., the Pollution Control Assets Lease, the Defeasance Agreement dated December 15, 1994 among Old Dominion, Esbelto B.V. and Internationale Nederlander Lease Structured Finance B.V., the Conveyance and Security Agreement dated as of December 15, 1994 between Esbelto B.V. and Old Dominion and the Guaranty dated December 20, 1994 made by Internationale Nederlander Bank, N.V. and accepted by Old Dominion.

"POLLUTION CONTROL ASSETS LESSOR" shall mean Green Assets B.V., a limited liability company organized under the laws of The Netherlands, as lessor under the Pollution Control Assets Lease.

"POWER PURCHASER" shall mean a Person becoming a purchaser of power under a Power Sales Agreement pursuant to Section 15.3 of the Operating Equipment Agreement.

"POWER SALES AGREEMENT" shall mean a wholesale power purchase agreement which constitutes a "service contract" within the meaning of Section 7701(e) of the Code and which shall: (1) have a term that begins on the day immediately succeeding the Expiration Date and extending to a date not later than January 4, 2037, or to such earlier date as may be acceptable to Owner Participant; (2) contain terms and conditions that Owner Participant reasonably requests in light of then current market practice or as otherwise acceptable to Owner Participant, including terms and conditions requiring the payment of liquidated damages upon default by the Power Purchaser under the Power Sales Agreement in an amount at least sufficient to discharge the New Loans and preserve the Net Economic Return; and (3) provide for (A) Capacity Payments to be due on each Power Sales Payment Date at the highest amount reasonably obtainable and, in any event, consistent with the provisions of and in amounts at least equal to the amounts described in Exhibit B to the Operating Equipment Agreement (as such amounts may be adjusted in accordance with Section 15.3(c)(vii) of the Operating Equipment Agreement and Exhibit B thereto) and (B) Monthly Energy Charges as described in Exhibit B to the Operating Equipment Agreement (it being understood that Old Dominion may compensate the Power Purchaser in order to induce the Power Purchaser to enter into the Power Sales Agreement). Any Power Sales Agreement arranged by Old Dominion in accordance with the Service Contract Option shall be the Power Sales Agreement with the most favorable terms offered in the course of such arrangement.

"POWER SALES AGREEMENT TERM" shall mean the period described in clause (1) to the definition of Power Sales Agreement during which a Power Sales Agreement is in effect.

"POWER SALES PAYMENT DATE" shall mean each date set forth in Annex A to Exhibit B to the Operating Equipment Agreement under the caption "Power Sales Payment Date" that occurs during the Power Sales Agreement Term.

"POWER SALES STIPULATED LOSS VALUE" shall mean, as of any date, the amount set forth on Annex B to Exhibit B to the Operating Equipment Agreement for such date or, if such date is not a date set forth on such Annex B, on the immediately succeeding date set forth on such Annex B (as such amounts may be adjusted from time to time).

"PREEMPTIVE ELECTION" shall have the meaning specified in Section 15.2 of the Operating Equipment Agreement and Section 15.2 of the Operating Foundation Agreement.

"PROPERTY" shall have the meaning specified in the Leasehold Mortgage.

"PRUDENT UTILITY PRACTICES" shall have the meaning specified in, and as interpreted for purposes of, Section 1.67 of the Clover Operating Agreement.

"PURCHASE OPTION" shall have the meaning specified in Section 15.1 of the Operating Equipment Agreement.

"PURCHASE OPTION PRICE" shall mean $439,650,584.54.

"QUALIFIED INTERMEDIARY" shall mean Fleet.

"QUALIFYING LETTER OF CREDIT" shall mean an irrevocable transferable letter of credit (i) issued in favor of the Owner Participant and the Facility Owner by a Qualifying Letter of Credit Bank securing Old Dominion's obligations under the Operating Agreements and the Special Equity

Remedy having a stated expiration date of not earlier than one year after the date of original issuance and (ii) unless the expiry date shall be on or after the Expiration Date, providing for a draw thereunder if not renewed or replaced with a Qualifying Letter of Credit or Qualifying Surety Bond prior to its expiry or within 60 days, or such longer period not to exceed 90 days as shall be required to obtain any required approval of any Governmental Entity necessary for the providing of such Letter of Credit, of the issuer ceasing to be a Qualifying Letter of Credit Bank.

"QUALIFYING LETTER OF CREDIT BANK" shall mean (i) Nationsbank, N.A., First Union National Bank of North Carolina or Wachovia Bank of North Carolina, N.A. provided the senior unsecured debt obligations (or long-term deposits) of any such bank are rated at least "A" by S&P and at least "A2" by Moody's, or (ii) any bank, the senior unsecured debt obligations (or long-term deposits) of which are rated at least "AA" by S&P and Aa2 by Moody's if rated by both such Rating Agencies or having the indicated rating if only rated by one of such Rating Agencies, in either case which meets the then existing credit exposure policies of the Owner Participant as of the date of the issuance of a Qualifying Letter of Credit. A Qualifying Letter of Credit Bank shall cease to be a Qualifying Letter of Credit Bank if the senior unsecured debt obligations (or long-term deposits) of such bank shall at any time be rated below "A+" (or below "A-" in the case of a bank identified in clause (i) of the preceding sentence) by S&P or "A1" (or below "A3" in the case of a bank identified in clause (i) of the preceding sentence) by Moody's.

"QUALIFYING SECURITY" shall mean securities:

                  (a) (i) that are (A) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (B) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, and that in either case under clauses (A) or (B), shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Qualifying Security or a specific payment of interest on or principal of any such Qualifying Security held by such custodian for the amount of the holder of a depository receipt; or

                      (ii) a note, bond, certificate of deposit, deposit account, guaranteed investment contract or other unqualified obligation of a bank, investment bank or Affiliates of either, insurance company, savings and loan association, CFC or CoBank, the senior unsecured debt obligations of which (or long-term deposits of which) are issued by an issuer unrelated to the Lender or the Bank and are rated at least "AA" by S&P and "Aa2" by Moody's if rated by both Rating Agencies or having the indicated rating if rated by only one of such Rating Agencies; or

                      (iii) securities issued by an issuer unrelated to the Lender or the Bank and which are rated at least "AA" by S&P and Aa2 by Moody's if rated by both Rating

         Agencies or having the indicated rating if rated by only one of such Rating Agencies (not including a rating reflecting that of any bond insurer); or

                      (iv) securities which are insured under a bond insurance policy issued by a bond insurer whose claim paying ability has been rated "AAA" (or the equivalent thereof) by each Rating Agency providing a rating in respect of such claim paying ability; or

                      (v) a combination of the obligations set forth in clauses (i), (ii), (iii) and (iv); and

                  (b) the issuer or insurer of which, on the date the Qualifying Security is pledged pursuant to Section 7.6 of the Participation Agreement, is reasonably acceptable to the Owner Participant and meets the then existing credit exposure policies of the Owner Participant; and

                  (c) which provide for the payment of interest and principal or provide for redemption at the option of the holders thereof, at such times and in such amounts as shall be sufficient to pay all amounts of
         (x) Basic Payment and Foundation Basic Payment in excess of principal and interest due and payable on the Loan Certificates outstanding on each Payment Date, (y) the initial installment of the Purchase Option
         Price and the initial installment of the Foundation Purchase Option Price in excess of the principal and interest due and payable on the Loan Certificates outstanding on the Expiration Date (after taking into account any Basic Payment or Foundation Basic Payment payable on the Expiration Date, if any) and (z) each subsequent installment of Purchase Option Price and Foundation Purchase Option Price on the date each such installment of Purchase Price and Foundation Purchase Option Price is due and payable under the Operating Agreements. For purposes of this clause (c), Basic Payment, Foundation Basic Payment, Purchase Option Price and Foundation Purchase Option Price shall be the amounts of each thereof scheduled to be paid on such date as determined on the Closing Date without reference to any adjustment to Basic Payment, Foundation Basic Payment, Purchase Option Price or Foundation Purchase Option Price pursuant to Section 3.4 of the Operating Equipment Agreement or Section 3.4 of the Operating Foundation Agreement.

                  In addition, a surety bond or a letter of credit supporting Old Dominion's obligations under the Operating Agreements and the Special Equity Remedy and satisfying the applicable requirements set forth below shall be a "Qualifying Security".

                  A surety bond that satisfies the requirements of paragraph (a) and (b) of the definition of Qualifying Surety Bond and shall provide for a maximum amount payable, at such times and in such amounts as shall be sufficient to pay all amounts of (x) Basic Payment and Foundation Basic Payment in excess of principal and interest due and payable on the Loan Certificates outstanding on each Payment Date, (y) the initial installment of the Purchase Option Price and the initial installment of the Foundation Purchase Option Price in excess of the principal and interest due and payable on the Loan Certificates outstanding on the Expiration Date (after taking into account any Basic Payment or Foundation Basic Payment payable on the Expiration Date, if any) and (z) each subsequent installment of Purchase Option Price and Foundation Purchase Option Price on the date of each such installment of Purchase Price and Foundation Purchase Option Price is due and payable under the Operating Agreements

                  A letter of credit which is a Qualifying Letter of Credit and provides for a maximum drawing amount, at such times and in such amounts as shall be sufficient to pay all amounts of (x) Basic Payment and Foundation Basic Payment in excess of principal and interest due and payable on the Loan Certificates outstanding on each Payment Date, (y) the initial installment of the Purchase Option Price and the initial installment of the Foundation Purchase Option Price in excess of the principal and interest due and payable on the Loan Certificates outstanding on the Expiration Date (after taking into account any Basic Payment or Foundation Basic Payment payable on the Expiration Date, if any) and (z) each subsequent installment of Purchase Option Price and Foundation Purchase Option Price on the date of each such installment of Purchase Price and Foundation Purchase Option Price is due and payable under the Operating Agreements.

"QUALIFYING SURETY BOND" shall mean a surety bond for the benefit of the Facility Owner and the Owner Participant (a) issued by AMBAC or other insurer reasonably acceptable to the Owner Participant having a claims paying ability rated AAA by S&P and Aaa by Moody's if rated by both S&P and Moody's, or having the indicated claims paying ability rating if rated by one of such Rating Agencies, (b) in substantially the form of the surety bond of Exhibit R to the Participation Agreement or in such other form (including waivers of defenses) acceptable to the Owner Participant and (c) providing for a maximum amount payable from time to time equal to the Equity Exposure Amount.

"RATING AGENCIES" shall mean S&P and Moody's.

"REAL PROPERTY" shall mean the Unit 2 Site and the Common Facilities Site.

"REASONABLE BASIS" for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85-352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association (or any successor to such Opinion).

"REASSIGNMENT AND REACCEPTANCE OF REPLACEMENT PROPERTY CONTRACT" shall mean the Reassignment and Reacceptance of Replacement Property Contract, dated August 1, 1996, among Fleet, the Owner Participant and the Facility Owner in the form of Exhibit Z to the Participation Agreement.

"RELEASE" shall mean any filling, leaking, pumping, spillage, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seepage, dumping, or disposing into the Environment.


"RENEWAL GROUND LEASE TERM" shall have the meaning specified in Section 2.3 of the Ground Lease and Sublease.

"REPLACEMENT  CLOSING DATE" shall have the meaning specified in paragraph (c) of
Section 10.3 of the Operating Equipment Agreement.

"REPLACEMENT COMPONENT" shall have the meaning specified in Section 7.2 of the Operating Equipment Agreement or Section 7.2 of the Operating Foundation Agreement, as the case may be.

"REPLACEMENT PROPERTY" shall have the meaning specified in Exhibits V and X to the Participation Agreement.

"REQUIRED LENDERS" shall mean the Lender or Lenders which at the time of such determination shall be the Holders, owners or obligees of a majority in aggregate amount of the Secured Indebtedness, PROVIDED that for purposes of this definition of Required Lenders, no outstanding principal or accrued interest in respect of the Series A Loan Certificate issued on the Closing Date shall be included in such amounts of Secured Indebtedness in such computation unless, and then only to the extent of any outstanding principal and accrued interest in respect of which, (i) there shall have occurred and be continuing a Loan Event of Default and (ii) the Bank at such time shall have complied with all of its obligations under the Payment Undertaking Agreement (it being understood that the Bank shall not be deemed to have failed to comply with the obligations in the Payment Undertaking Agreement to the extent it shall be effectively enjoined from such compliance), PROVIDED, FURTHER, that, for all purposes of directing the Agent in taking actions in respect of the Payment Undertaking Collateral, the Series A Lender shall be deemed the Required Lender.

"REQUIRED MODIFICATION" shall have the meaning specified in Section 8.1 of the Operating Equipment Agreement or Section 8.1 of the Operating Foundation Agreement, as the case may be.

"RESPONSIBLE OFFICER" shall mean, with respect to any Person, its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer or any other management employee (a) that has the power to take the action in question and has been authorized, directly or indirectly, by the Board of Directors of such Person, (b) working under the direct supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer and (c) whose responsibilities include the administration of the transactions and agreements contemplated by the Operative Documents.

"RETAINED ASSETS" shall mean (i) all assets constituting the Unit 2 Equipment which are not Pollution Control Assets and (ii) all assets constituting the Common Facility Equipment which are not Pollution Control Assets.

"S&P" shall mean Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or any successor thereto.

"SCHEDULED CLOSING DATE" shall mean July 31, 1996 and any date set for Closing in a notice of postponement pursuant to Section 2.2(c) of the Participation Agreement.

"SCHEDULED PAYMENTS" shall have the meaning specified in Section 1 of the Payment Undertaking Agreement.

"SECOND SEVERANCE AGREEMENT" shall mean the Personal Property Agreement, dated as of February 29, 1996, between Old Dominion and Virginia Power.

"SECURED CLAIMS" shall have the meaning specified in Section 3 of the Equity Security Pledge Agreement.

"SECURED INDEBTEDNESS" shall have the meaning specified in the Granting Clause of the Loan Agreement.

"SECURED OBLIGATIONS" shall have the meaning specified in the Granting Clause of
the  Subordinated   Security  Agreement,   the  Subordinated  Mortgage  and  the
Investment Agreement Pledge Agreement.

"SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

"SECURITY" shall have the same meaning as in Section 2(1) of the Securities Act.

"SECURITY AGREEMENTS" shall mean, collectively, the Payment Undertaking Pledge Agreement and the Equity Security Pledge Agreement.

"SENIOR DOCUMENTS" shall mean the Operative Documents, the Unit 1 Documents, the Clover Agreements, the Pollution Control Assets Lease Documents and the Old Dominion Indenture.

"SERIES 1996 LOAN CERTIFICATES" shall mean the Series A Loan Certificate and the Series B Loan Certificate.

"SERIES A LENDER" shall mean Utrecht-America or any subsequent Holder of the Series A Loan Certificate.

"SERIES A LOAN CERTIFICATE" shall mean Series A Loan Certificate, dated the Closing Date, in substantially the form of Exhibit A to the Loan Agreement, in an initial principal amount equal to the Series A Loan Commitment, issued by the Facility Owner to the Series A Lender pursuant to Section 2.1 of the Loan Agreement.

"SERIES A LOAN COMMITMENT" shall mean $219,407,935.73.

"SERIES A LOAN RATE" shall mean 7.94% semi-annually.

"SERIES B LENDER" shall mean initially Utrecht-America, or any subsequent Holder of the Series B Loan Certificate.

"SERIES B LOAN CERTIFICATE" shall mean Series B Loan Certificate, dated the Closing Date, in substantially the form of Exhibit B to the Loan Agreement, in an initial principal amount equal to the Series B Loan Commitment, issued by the Facility Owner to the initial Series B Lender pursuant to Section 2.1 of the Loan Agreement.

"SERIES B LOAN CERTIFICATE PURCHASE AGREEMENT" shall mean the Certificate Purchase Agreement dated July 31, 1996 between the initial Series B Lender and AMBAC.

"SERIES B LOAN COMMITMENT" shall mean $24,378,659.53.

"SERIES B LOAN RATE" shall mean 7.94% semi-annually.

"SERVICE CONTRACT OPTION" shall have the meaning specified in Section 15.2 of the Operating Equipment Agreement.

"SEVERABLE MODIFICATION" shall mean any Modification that is readily removable without causing material damage to Clover Unit 2.

"SEVERANCE AGREEMENTS" shall mean the First Severance Agreement and the Second Severance Agreement.

"SOLID WASTE LANDFILL SITE" shall mean parcel A shown on the Clover Plat.

"SPECIAL EQUITY EVENT" shall mean an Event of Default under the Operating Equipment Agreement or the Operating Foundation Agreement.

"SPECIAL EQUITY REMEDY" shall mean the right of the Owner Participant to require Old Dominion to purchase the Beneficial Interest pursuant to Section 12 of the Participation Agreement.

"SPECIAL EQUITY REMEDY AMOUNT" shall mean for any date, the amount determined as follows:

         (a) (i) if the determination date is a Termination Date, the sum of the Termination Values under the Operating Agreements on such date, or (ii) if such date shall not be a Termination Date, the sum of the Termination Values under the Operating Agreements on the immediately succeeding Termination Date;

                  plus

         (b) (i) the sum of any unpaid Basic Payments and Foundation Basic Payments due before the date of such determination plus (ii) if the determination date is a Payment Date, the Basic Payments and Foundation Basic Payments due on that date (to the extent payable in arrears);

                  minus

         (c) the sum of all outstanding principal and accrued interest on the Loan Certificates on such determination date (in each case, if such determination date is a Payment Date, before taking into account any Basic Payment and Foundation Basic Payment due on such determination date).

"SPECIFIED SUM" shall mean $219,407,935.73.

"SUBORDINATED COLLATERAL" shall have the meaning specified in the Granting Clause of the Subordinated Security Agreement.

"SUBORDINATED DEED OF TRUST EVENTS OF DEFAULT" shall have the meaning specified in Article VII of the Subordinated Mortgage.

"SUBORDINATED MORTGAGE" shall mean the Subordinated Deed of Trust and Security Agreement, dated as of July 1, 1996, made by Old Dominion, as Grantor, and having Richard W. Gregory and Michael P. Drzal, as Subordinated Trustees, for the beneficiaries identified therein, in substantially the form of Exhibit S to the Participation Agreement.

"SUBORDINATED  REAL  PROPERTY"  shall  mean  the  Unit 2  Site  and  the  Unit 2
Foundation.

"SUBORDINATED SECURED PARTIES" shall mean AMBAC, the Owner Participant and the Facility Owner, as secured parties under the Subordinated Mortgage and the Subordinated Security Agreement.

"SUBORDINATED SECURITY AGREEMENT" shall mean the Subordinated Security Agreement, dated as of July 1, 1996, among Old Dominion, the Owner Participant, AMBAC and the Facility Owner, in substantially the form of Exhibit T to the Participation Agreement.

"SUBORDINATED SECURITY AGREEMENT EVENT OF DEFAULT" shall have the meaning specified in Section 3.1 of the Subordinated Security Agreement.

"SUBORDINATED TRUSTEES" shall mean Richard Gregory and Michael Drzal as trustees under the Subordinated Mortgage, and their successors and persons or entities substituted for them.

"SUBSIDIARY" of any Person shall mean any corporation, association, or other business entity of which more than 50% (by number of votes) of the voting stock at the time outstanding shall at the time be owned, directly or indirectly, by such Person or by any other corporation, association or trust which is itself a Subsidiary within the meaning of this definition, or collectively by such Person and any one or more such Subsidiaries.

"SUPPLEMENTAL FINANCING" shall have the meaning specified in Section 10.1 of the Participation Agreement.

"SUPPLEMENTAL PAYMENTS" shall mean any and all amounts, liabilities and obligations (other than Basic Payments or amounts paid under or in respect of Section 12 of the Participation Agreement) which Old Dominion assumes or agrees to pay under the Operative Documents (other than the Operating Foundation Agreement) to the Facility Owner or any other Person, including, but not limited to, Termination Value, Burdensome Tax Law Change Value and if and to the extent applicable, the Purchase Option Price.

"SURETY BOND" shall have the meaning specified in the Recitals of the Subordinated Security Agreement.

"TAX" or "TAXES" shall mean all fees, taxes (including sales taxes, use taxes, transfer taxes, value-added taxes, ad valorem taxes, property taxes (personal and real, tangible and intangible), income taxes, gross receipts taxes, withholding taxes and stamp taxes), levies, assessments, withholdings and other charges and impositions of any nature, plus all related penalties, fines and additions to tax, now or hereafter imposed by any government or other taxing authority.

"TAX ADVANCE" shall have the meaning specified in Section 8.2(g)(3) of the Participation Agreement.

"TAX ASSUMPTIONS" shall have the meaning specified in Section 2 of the Tax Indemnity Agreement.

"TAX BENEFIT" shall have the meaning specified in Section 8.2(e) of the Participation Agreement.

"TAX CLAIM" shall have the meaning specified in Section 8.2(g)(1) of the Participation Agreement.

"TAX INDEMNITEE" shall have the meaning specified in Section 8.2(a) of the Participation Agreement.

"TAX INDEMNITY AGREEMENT" shall mean the Tax Indemnity Agreement, dated as of July 1, 1996, between Old Dominion and the Owner Participant.

"TERM" shall have the meaning specified in Section 3.1 of each of the Operating Equipment Agreement and the Operating Foundation Agreement.

"TERMINATION DATE" shall mean each of the monthly dates during the Term identified as a "Termination Date" on Schedule 2 of the Operating Equipment Agreement or Schedule 2 of the Operating Foundation Agreement, as the case may be.

"TERMINATION VALUE" for any Termination Date shall mean (a) with respect to the Equipment Interest, the Termination Value set forth on Schedule 2 of the Operating Equipment Agreement for such Termination Date and (b) with respect to the Operating Foundation Agreement, the Termination Value set forth on Schedule 2 of the Operating Foundation Agreement for such Termination Date.

"TRANSACTION COSTS" shall mean the following:

                  (i) the cost of reproducing and printing the Operative Documents and all costs and fees in connection with the initial filing and recording of the Head Foundation Agreement, the Operating Foundation Agreement, the Ground Lease and Sublease and the Leasehold Mortgage and the Subordinated Mortgage and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Document and any Uniform Commercial Code filing fees in respect of the perfection of any security interests created by any of the Operative Documents or as otherwise reasonably required by the Owner Participant;

                  (ii) the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special counsel for the Owner Participant and of Mays & Valentine as special Virginia counsel to the Owner Participant, for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  (iii) the reasonable fees and expenses of Orrick, Herrington & Sutcliffe, special counsel for Old Dominion (up to the amount separately agreed to by Old Dominion), for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  (iv) the reasonable fees and expenses of LeClair Ryan, general Virginia counsel for Old Dominion (up to the amount separately agreed to by Old Dominion), for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  (v) the  reasonable  fees and expenses of  Richards,  Layton &
         Finger, special counsel for the Owner Trustee, for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  (vi) the reasonable fees and expenses of Davis Polk & Wardwell, special counsel for the Agent and the Lenders (up to the amount separately agreed to by the Agent and Old Dominion), Mays & Valentine as special Virginia counsel to the Agent



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



         and the Lenders and of DeBrauw, Blackstone & Westbroek, Dutch counsel to the Bank for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  (vii) the initial fees and expenses of the Owner Trustee in connection with the execution and delivery of the Participation Agreement and the other Operative Documents to which it is or will be a party;

                  (viii) the fees of the Engineer, for its services rendered in connection with delivering the Engineering Report required by Section
         4.12 of the Participation Agreement;

                  (ix) the fees of the Appraiser, for its services rendered in connection with delivering the Appraisal required by Section 4.14 of the Participation Agreement;

                  (x) the fees of an insurance advisor and environmental consultant to Owner Participant, for its services rendered in connection with reviewing certain insurance and environmental compliance matters;

                  (xi) the fees of the Advisors to Old Dominion (up to the amount separately agreed to by the Advisors to Old Dominion), for their services rendered in connection with the transactions contemplated by the Participation Agreement;

                  (xii) the fees payable to the Advisors to Owner Participant, for their services rendered in connection with the transactions contemplated by the Participation Agreement; and

                  (xiii) the fees and expenses of Chadbourne & Parke in connection with negotiating the Operating Agency Agreement on behalf of the Unit 1 Parties in an amount not in excess of $35,000.

Notwithstanding the foregoing, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature nor costs incurred by the parties to the Participation Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above or listed on Schedule 1 to the Participation Agreement), such as computer time procurement, financial analysis and consulting, advisory services, and costs of a similar nature.

"TRANSACTION DOCUMENTS" shall mean the Operative Documents, the Clover Agreements, the Old Dominion Indenture, the Pollution Control Assets Lease
Documents, and any other documents, agreements, certificates or other arrangements contemplated thereby.

"TRANSACTION PARTY" shall mean, individually or collectively as the context shall require, all or any of the parties to the Operative Documents (including the Trust Company).




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



"TRANSFEREE" shall have the meaning specified in Section 5.1(a) of the Participation Agreement.

"TRANSMISSION AND INTERCONNECTION AGREEMENT" shall mean a transmission and interconnection agreement to be entered into by the Facility Owner and Old Dominion in connection with Old Dominion's exercise of the Service Contract Option under the Operating Equipment Agreement.

"TRANSMISSION ASSETS" shall mean Old Dominion's undivided interest as tenant-in-common with Virginia Power in the step-up transformer used in connection with Clover Unit 2, a related length of 230 kV transmission line and certain common facilities located in the switchyard on the Common Facilities Site.

"TREASURY REGULATIONS" shall mean regulations, including temporary regulations, promulgated under the Code.

"TRUST AGREEMENT" shall mean the Trust Agreement, dated as of July 1, 1996, between the Owner Participant and the Owner Trustee in its individual capacity to the extent expressly stated therein and otherwise not in its individual capacity but solely as trustee thereunder.

"TRUST COMPANY" shall mean Wilmington Trust Company, a Delaware banking corporation.

"TRUSTEES" shall mean David S. Cohn and C. Cotesworth Pinckney as trustees under the Leasehold Mortgage, and persons or entities substituted for them.

"TRUST ESTATE" shall mean all the estate, right, title and interest of the Facility Owner in, to and under the Ground Interest, the Foundation Interest, the Equipment Interest and the Assigned Clover Interests and the Operative Documents, including all funds advanced to the Facility Owner by the Owner Participant, all installments and other payments of Basic Payment, Foundation Basic Payment, Supplemental Payment, Foundation Supplemental Payment, Termination Value under the Operating Equipment Agreement and the Operating Foundation Agreement, condemnation awards, purchase price, sale proceeds, insurance proceeds and all other proceeds, rights and interests of any kind for or with respect to the estate, right, title and interest of the Facility Owner in, to and under the Ground Interest, the Foundation Interest, the Equipment Interest and the Assigned Clover Interests and the Operative Documents and any of the foregoing, but shall not include Excluded Property.

"UNIFORM COMMERCIAL CODE" OR "UCC" shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

"UNIT 1 EQUIPMENT" shall mean those assets listed on Exhibit A-1 to the Clover 1 Head Equipment Agreement and Exhibit A-1 to the Clover 1 Equipment Operating Lease.

"UNIT 1 FOUNDATION" shall mean all foundations, supports, structures and other improvements situated on the Unit 1 Site, including those upon which the Unit 1 Equipment is situated.




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


"UNIT 1 PARTIES" shall mean at any time all of the parties (other than Virginia Power or any of its successors or assigns) which are then tenants or grantees of all or any portion of an interest in Clover Unit 1 and the Unit 1 Site or owners of the beneficial interest in such party which on the Closing Date include Old Dominion, First Union National Bank of Florida, State Street Bank & Trust Company and Utrecht-America Finance Co.

"UNIT 1 SITE" shall mean the land on which the Clover Unit 1 Generating Facility is situated, which land is described in Schedule 2 to the Clover 1 Ground Lease and Sublease which is marked Exhibit A and attached to, and recorded in the Halifax Clerk's Office with, the Option Agreement.

"UNIT 2 EQUIPMENT" shall mean those assets listed on Exhibit A-1 to the Head Equipment Agreement and Exhibit A-1 to the Operating Equipment Agreement. The Unit 2 Equipment includes Retained Assets and Pollution Control Assets which are located on the Unit 2 Site, but does not include the Common Facilities Equipment, the Unit 2 Foundation, the Common Facilities Foundation or the Clover Real Estate.

"UNIT 2 FOUNDATION" shall mean all foundations, supports, structures and other improvements situated on the Unit 2 Site, including those upon which the Unit 2 Equipment is situated.

"UNIT 2 PARTIES" shall mean at any time all of the parties (other than Virginia Power or any of its successors or assigns) which are then tenants or grantees of all or any portion of an interest in Clover Unit 2 and the Unit 2 Site or owners of the beneficial interest in such parties which on the Closing Date include Old Dominion, EPC Corporation, Chrysler Capital Corporation, Clover Unit 2 Generating Trust, Wilmington Trust Company in its individual capacity and as the Owner Trustee and Utrecht-America Finance Co.

"UNIT 2 SITE" shall mean the land on which the Clover Unit 2 Generating Facility is situated, which land is described in Schedule 3 to the Ground Lease and Sublease.

"UNITED STATES" shall mean the United States of America.

"UTRECHT-AMERICA"   shall  mean  Utrecht-America   Finance  Co.,  a  corporation
organized and existing under the laws of the State of Delaware and any successor thereto.

"VIRGINIA COMMISSION" shall mean the Virginia State Corporation Commission, including any successor governmental agency.

"VIRGINIA COMMISSION ORDER" shall mean the order issued by the Virginia Commission with respect to the Overall Transaction (Case No. PUA 96A960036) on June 14, 1996.

"VIRGINIA POWER" shall mean Virginia Electric and Power Company, a corporation organized under the laws of the Commonwealth of Virginia and any successor thereto.



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